UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AGILYSYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS

To be held on November 18, 2021

Please join us for the Agilysys, Inc. 2021 Annual Meeting of Shareholders to be held on Thursday, November 18, 2021, at 8:00 a.m., Pacific time, at the Company’s offices at 6775 Edmond Street, Suite 100, Las Vegas, NV 89118.

The purposes of the Annual Meeting are:

1.	To elect the seven director nominees named in the attached Proxy Statement;

2.	To consider and approve the Company’s reincorporation from the State of Ohio to the State of Delaware (the “Reincorporation”);

3.	To consider and approve the exclusive forum provision of our proposed Delaware Certificate of Incorporation;

4.	To vote, on a non-binding advisory basis, to approve the compensation of our named executive officers set forth in the Proxy Statement;

5.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on September 20, 2021, are entitled to vote at the Annual Meeting. It is important to vote your shares at the Annual Meeting, regardless of whether you plan to attend in person. In addition to voting by mail, you may vote by telephone or internet. Please refer to your enclosed proxy card and the Proxy Statement for information regarding how to vote by telephone or internet. If you choose to vote by mail, please sign, date, and promptly return your proxy card in the enclosed envelope.

By Order of the Board of Directors,

Michael A. Kaufman

Chairman of the Board of Directors

October 22, 2021

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on November 18, 2021.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, are available at www.agilysys.com.

PROXY STATEMENT

2021 ANNUAL MEETING OF SHAREHOLDERS

November 18, 2021

ANNUAL MEETING INFORMATION

General Information

This Proxy Statement and the enclosed proxy card are being provided in connection with the solicitation by the board of directors of Agilysys, Inc., an Ohio corporation (“Agilysys,” the “Company,” “we,” “our,” or “us”), to be used at the Annual Meeting of Shareholders to be held at 8:00 a.m., Pacific time, on November 18, 2021, and any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at 8:00 a.m., Pacific time, at the Company’s offices at 6775 Edmond Street, Suite 100, Las Vegas, NV 89118.Our principal executive office is located at 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005. The purposes of the Annual Meeting are stated in the accompanying Notice. This Proxy Statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (“2021 Annual Report”), are first being mailed to shareholders and made available electronically on our website at www.agilysys.com beginning on or about October 22, 2021.

Record Date, Voting Shares, and Quorum

Shareholders of record of our common shares and Convertible Preferred Stock at the close of business on September 20, 2021, the “Record Date,” are entitled to notice of and to vote their shares at the Annual Meeting, or any adjournment or postponement of the Annual Meeting. On the Record Date, there were 24,605,423 common shares and 1,735,457 shares of Convertible Preferred Stock outstanding and entitled to vote. Each common share and each share of Convertible Preferred Stock is entitled to one vote. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total combined shares outstanding at the close of business on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and broker non-votes in the number of shares present at the Annual Meeting for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. Our common shares are listed on the NASDAQ Global Select Market under the symbol AGYS. References within this Proxy Statement to our common shares refer to our common shares, without par value, and references within this Proxy Statement to our shares refer to both our common shares and shares of Convertible Preferred Stock, which are the only classes of securities entitled to vote at the Annual Meeting.

How to Vote

If you are the record holder of shares, you or your duly authorized agent may vote by completing and returning the enclosed proxy card in the envelope provided. You may also vote by telephone or internet. Telephone and internet voting information is provided on your proxy card. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded. Please note the deadlines for voting by telephone, internet, and proxy card as set forth on the proxy card. If you vote by telephone or internet, you need not return your proxy card. .You may also attend the Annual Meeting and vote in person; however, we encourage you to vote your shares in advance of the Annual Meeting even if you plan on attending. If your common shares are held by a bank, broker or any other nominee, you must follow the voting instructions provided to you by the bank, broker, or nominee. Although most banks and brokers offer voting by mail, telephone, and internet, availability and specific procedures will depend on their voting arrangements.

Unless revoked, shares represented by a properly signed and returned proxy card (or other valid form of proxy), or as instructed via telephone or internet, received in time for voting will be voted as instructed. If your proxy card is signed and returned with no instructions given, the persons designated as proxy holders on the proxy card will vote as follows:

•	FOR the election of each director nominee named herein (proposal 1);
•	FOR the Reincorporation (proposal 2);
•	FOR the exclusive forum provision in our proposed Delaware Certificate of Incorporation (proposal 3);
•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (proposal 4); and
•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm (proposal

5).

The Company knows of no other matters scheduled to come before the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy gives discretionary authority to the proxy holders with respect to such business, and the proxy holders intend to vote the proxy as recommended by our board of directors with regard to any such business, or, if no such recommendation is given, the proxy holders will vote in their own discretion.

Revocability of Proxies

You may revoke or change your vote at any time before the final vote on the matter is taken at the Annual Meeting by submitting to our Secretary a notice of revocation or by timely delivery of a valid, later-dated, duly executed proxy by mail, telephone, or internet. You may also revoke or change your vote by attending the Annual Meeting and voting electronically. If your shares are held by a bank, broker, or other nominee, you must contact the bank, broker, or nominee and follow their instructions for revoking or changing your vote.

Vote Required, Abstentions, and Broker Non-Votes

If a quorum is present at the Annual Meeting, the nominees named herein for election as directors in proposal 1 will be elected if they receive the greatest number of votes cast at the Annual Meeting present in person or represented by proxy and entitled to vote. Abstentions will have no effect on the election of directors.

If a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares representing two-thirds of the total combined shares outstanding will be required to approve proposal 2 (approval of the Reincorporation) and proposal 3 (approval of the exclusive forum provision).

For each of proposal 4 (advisory vote on named executive officer compensation) and proposal 5 (ratification of independent registered public accounting firm), if a quorum is present at the Annual Meeting, the affirmative vote of the holders of shares representing a majority of the shares present in person or represented by proxy and entitled to vote will be required to approve each proposal.

The effect of an abstention is the same as a vote against each proposal. If you hold your shares in street name and do not give your broker or nominee instruction as to how to vote your shares with respect to proposals 2, 3 or 4, your broker or nominee will not have discretionary authority to vote your shares on proposals 2, 3 or 4. These broker non-votes will have no effect on proposals 2, 3 or 4.

Proposal 5 is considered a “routine proposal” on which your broker or nominee will have discretionary authority to vote your shares if you do not give voting instructions, and accordingly we do not expect any broker non-votes to result from proposal 5.

Cumulative Voting

Each shareholder has the right to vote cumulatively in the election of directors if the shareholder gives written notice to our Chief Executive Officer or Secretary not less than 48 hours before the Annual Meeting that the shareholder wants its voting for the election of directors to be cumulative. In such event, the shareholder giving notice, or a representative of such shareholder, the Chairman, or the Secretary, will announce such notice at the start of the Annual Meeting. Cumulative voting means that the shareholder may cumulate his, her, or its voting power for the election of directors by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting times the number of such shareholder’s shares. The shareholder may distribute all of the votes to one individual director nominee or distribute the votes among two or more director nominees, as the shareholder chooses. In the event of cumulative voting, unless contrary instructions are received, the persons named in the enclosed proxy will vote the shares represented by valid proxies on a cumulative basis for the election of the nominees named herein, allocating the votes among the nominees in accordance with their discretion.

Proxy Solicitation

The cost of solicitation of proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and proxy card, will be borne by the Company.  In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses in so doing. Our officers, directors, and employees may, without additional compensation, personally or by other appropriate means request the return of proxies.

Attending the Annual Meeting

All holders of our common shares at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting. If you hold your common shares through a bank, broker, or other nominee, you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date, or a legal proxy from your bank or broker, to attend the meeting.

Voting Results

Preliminary voting results will be announced at the Annual Meeting. Within four business days following the Annual Meeting, final results, or preliminary results if final results are unknown, will be announced on a Form 8-K filed with the Securities and Exchange Commission (“SEC”). If preliminary results are announced, final results will be announced on a Form 8-K filed with the SEC within four business days after the final results are known.

Company Information

Our 2021 Annual Report is being mailed with this Proxy Statement. These documents also are available electronically on our website at www.agilysys.com, under Investor Relations. Our 2021 Annual Report and the other information available on or through our website is not incorporated into this Proxy Statement and is not to be considered proxy solicitation material. If you wish to have additional copies of our 2021 Annual Report, we will mail copies to you without charge. Requests may be sent to our corporate headquarters at: Agilysys, Inc., Attn: Investor Relations, 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005, or you may request copies through our website, under Investor Relations. These documents have been filed with the SEC and may be accessed from the SEC’s website at www.sec.gov. If you have any questions about the Annual Meeting or these proxy materials, please contact Investor Relations by telephone at 770-810-7941, or by email at investorrelations@agilysys.com, or through our website under Investor Relations.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Corporate Governance Guidelines (the “Guidelines”) adopted by our board of directors are intended to provide a sound framework to assist the board of directors in fulfilling its responsibilities to shareholders. Under the Guidelines, the board of directors exercises its role in overseeing the Company by electing qualified and competent officers and by monitoring the performance of the Company. The Guidelines state that the board of directors and its committees exercise oversight of executive officer compensation and director compensation, succession planning, director nominations, corporate governance, financial accounting and reporting, internal controls, strategic and operational issues, and compliance with laws and regulations. The Guidelines also state the board of directors’ policy regarding eligibility for the board of directors, including director independence and qualifications for director candidates, events that require resignation from the board of directors, service on other public company boards of directors, and stock ownership guidelines. The Nominating and Corporate Governance Committee annually reviews the Guidelines and makes recommendations for changes to the board of directors. The Guidelines are available on our website at www.agilysys.com, under Investor Relations.

Code of Business Conduct

The Code of Business Conduct adopted by our board of directors applies to all directors, officers, and employees of the Company, as well as certain third parties, and incorporates additional ethics standards applicable to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers of the Company, and any person performing a similar function. The Code of Business Conduct is reviewed annually by the Audit Committee, and recommendations for change are submitted to the board of directors for approval. The Code of Business Conduct is available on our website at www.agilysys.com, under Investor Relations. The Company has in place a reporting hotline and website available for use by all employees and third parties, as described in the Code of Business Conduct. Any employee or third-party can anonymously report potential violations of the Code of Business Conduct through the hotline or website, both of which are managed by an independent third party. Reported violations are promptly reported to and investigated by the Company. Reported violations are addressed by the Company and, if related to accounting, internal accounting controls, or auditing matters, the Audit Committee. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the Code of Business Conduct.

Director Independence

NASDAQ listing standards provide that at least a majority of the members of the board of directors must be independent, meaning free of any material relationship with the Company, other than his or her relationship as a director. The Guidelines state that the board of directors should consist of a substantial majority of independent directors. A director is not independent if he or she fails to satisfy the standards for director independence under NASDAQ listing standards, the rules of the SEC, and any other applicable laws, rules, and regulations. During the board of directors’ annual review of director independence, the board of directors considers transactions, relationships, and arrangements, if any, between each director or a director’s immediate family members and the Company or its management. In May 2021, the board of directors performed its annual director independence review and, as a result, determined that each of Donald Colvin, Dana Jones, Jerry Jones, Michael A. Kaufman, Melvin Keating, and John Mutch qualify as independent directors. Ramesh Srinivasan is not independent because of his service as President and CEO of the Company.

Director Attendance

The board of directors held nine meetings during fiscal year 2021, and no director attended less than 75% of the aggregate of the total number of board of director meetings and meetings held by committees of the board of directors on which the director served. Independent directors meet regularly in executive session at board of director and committee meetings, and executive sessions are chaired by the chairman of the board or by the appropriate committee chairman. It is the board of directors’ policy that all its members attend the Annual Meeting of Shareholders absent exceptional cause. All the Directors attended the 2020 Annual Meeting of Shareholders.

Shareholder Communication with Directors

Shareholders and others who wish to communicate with the board of directors as a whole, or with any individual director, may do so by sending a written communication to such director(s) in care of our Secretary at our Alpharetta, Georgia office address, and our Secretary will forward the communication to the specified director(s).

Committees of the Board

During fiscal year 2021, the board of directors had three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Mr. Srinivasan is not a member of any committee. At the end of the fiscal year, the members and chairperson of each committee were as follows:

Director	Audit	Compensation	Nominating and Corporate Governance
Donald Colvin*	Chair
Dana Jones*	X		X
Jerry Jones		X	X
Michael A. Kaufman		X	Chair
Melvin Keating		Chair	X
John Mutch*	X	X

*Qualifies as an Audit Committee Financial Expert.

As of September 20, 2021, the committee membership set forth above remained the same.

Committee Charters.  The board of directors has adopted a charter for each committee, and each committee with a charter is responsible for the annual review of its respective charter. Charters for each committee are available on our website at www.agilysys.com, under Investor Relations.

Audit Committee.  The Audit Committee held eight meetings during fiscal year 2021. The Audit Committee reviews, with our independent registered public accounting firm, the proposed scope of our annual audits and audit results, as well as interim reviews of quarterly reports; reviews the adequacy of internal financial controls; reviews internal audit functions; is directly responsible for the appointment, determination of compensation, retention, and general oversight of our independent registered public accounting firm; reviews related person transactions; oversees the Company’s implementation of its Code of Business Conduct; and reviews any concerns identified by either the internal or external auditors. The board of directors determined that all Audit Committee members are financially literate and independent under NASDAQ listing standards for audit committee members. The board of directors also determined that each of Ms. Jones and Messrs. Colvin and Mutch qualify as an “audit committee financial expert” under SEC rules.

Compensation Committee.  The Compensation Committee held four meetings during fiscal year 2021. The purpose of the Compensation Committee is to enhance shareholder value by ensuring that pay available to the board of directors, Chief Executive Officer, and other executive officers enables us to attract and retain high-quality leadership and is consistent with our executive pay philosophy. As part of its responsibility, the Compensation Committee oversees our pay plans and policies; annually reviews and determines all pay, including base salary, annual cash incentive, long-term equity incentive, and retirement and perquisite plans; administers our incentive programs, including establishing performance goals, determining the extent to which performance goals are achieved, and determining awards; administers our equity pay plans, including making grants to our executive officers; and regularly evaluates the effectiveness of the overall executive pay program and evaluates our incentive plans to determine if the plans’ measures or goals encourage inappropriate risk-taking by our executives. A more complete description of the Compensation Committee’s functions is found in the Compensation Committee Charter. The board of directors determined that all Compensation Committee members are independent under NASDAQ listing standards for compensation committee members. Our Legal and Human Resources Departments support the Compensation Committee in its work and, in some cases, as a result of delegation of authority by the Compensation Committee, fulfill various functions in administering our pay programs. In addition, the Compensation Committee has the authority to engage the services of outside consultants and advisers to assist it. The Committee engages compensation consultants to perform current market assessments when it believes that such an assessment would inform its decision making with respect to executive compensation. The Compensation Committee did not engage a compensation consultant to advise it in connection with setting compensation for the Named Executive Officers in fiscal year 2021.

Our Chief Executive Officer and General Counsel attend Compensation Committee meetings when executive compensation, Company performance, and individual performance are discussed and evaluated by Compensation Committee members, and they provide their thoughts and recommendations on executive pay issues during these meetings and provide updates on financial performance, industry status, and other factors that may impact executive compensation. Decisions regarding the Chief Executive Officer’s compensation were based solely on the Compensation Committee’s deliberations, while compensation decisions regarding other executive officers took into consideration recommendations from the Chief Executive Officer. Only Compensation Committee members make decisions on executive officer compensation and approve all outcomes.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee (“Nominating Committee”) held three meetings during fiscal year 2021. The board of directors determined that all Nominating Committee members are independent under NASDAQ listing standards. The Nominating Committee assists the board of directors in finding and nominating qualified people for election to the board; reviewing shareholder-recommended nominees; assessing and evaluating the board of directors’ effectiveness; and establishing, implementing, and overseeing our governance programs and policies. The Nominating Committee is responsible for reviewing the qualifications of, and recommending to the board of directors, individuals to be nominated for membership on the board of directors. The board of directors has adopted Guidelines for Qualifications and Nomination of Director Candidates (“Nominating Guidelines”), and the Nominating Committee considers nominees using the criteria set forth in the Nominating Guidelines. At a minimum, a director nominee must:

•	Be of proven integrity with a record of substantial achievement;
•	Have demonstrated ability and sound business judgment based on broad experience;
•	Be able and willing to devote the required amount of time to the Company’s affairs, including attendance at board of director and committee meetings;
•	Be analytical and constructive in the objective appraisal of management’s plans and programs;
•	Be committed to maximizing shareholder value and building a sound company, long-term;
•	Be able to develop a professional working relationship with other directors and contribute to the board or directors’ working relationship with senior management of the Company;
•	Be able to exercise independent and objective judgment and be free of any conflicts of interest with the Company; and
•	Be able to maintain the highest level of confidentiality.

The Nominating Committee considers the foregoing factors, among others, in identifying nominees; however, there is no policy requiring the Nominating Committee to consider the impact of any one factor by itself. The Nominating Committee also will consider the board of directors’ current and anticipated needs in terms of number, diversity, specific qualities, expertise, skills, experience, and background. In addition, the Corporate Governance Guidelines state that the board of directors should have a balanced membership, with diverse representation of relevant areas of experience, expertise, and backgrounds. The Nominating Committee seeks nominees that collectively will build a capable, responsive, and effective board of directors, prepared to address strategic, oversight, and governance challenges. The Nominating Committee believes that the backgrounds and qualifications of the directors as a group should provide a significant mix of experience, knowledge, and abilities that will enable the board of directors to fulfill its responsibilities.

The Nominating Committee will consider shareholder-recommended nominees for membership on the board of directors. For a shareholder to properly nominate a candidate for election as a director at a meeting of the shareholders, the shareholder must be a shareholder of record at the time the notice of the nomination is given and at the time of the meeting, be entitled to vote at the meeting in the election of directors, and have given timely written notice of the nomination to the Secretary. To be timely, notice must be received by the Secretary, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary of the previous year’s annual meeting; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting is first made. In the case of a special meeting, timely notice must be received by the Secretary not later than the close of business on the 10th day after the date of such meeting is first publicly disclosed. A shareholder’s notice must set forth, as to each candidate:

•	Name, age, business address, and residence address of the candidate;
•	Principal occupation or employment of the candidate;
•	Class and number of shares that are owned of record or beneficially by the candidate;
•	Information about the candidate required to be disclosed in a proxy statement complying with the rules and regulations of the SEC;

•

Written consent of the candidate to serve as a director if elected and a representation that the candidate does not and will not have any undisclosed voting arrangements with respect to his or her actions as a director, will comply with the Company’s Amended Code of Regulations and all other publicly disclosed corporate governance, conflict of interest, confidentiality, and share ownership and trading policies and Company guidelines;

•	Name and address of the shareholder making such nomination and of the beneficial owner, if any, on whose behalf the nomination is made;
•	Class and number of shares that are owned of record or beneficially by the shareholder and by any such beneficial owner as of the date of the notice;
•

Representation that the shareholder or any such beneficial owner is a holder of record or beneficially of the shares entitled to vote at the meeting and intends to remain so through the date of the meeting;

•

Description of any agreement, arrangement, or understanding between or among the shareholder and any such beneficial owner and any other persons (including their names) with respect to such nomination;

•

Description of any agreement, arrangement, or understanding in effect as of the date of the shareholder’s notice pursuant to which the shareholder, any such beneficial owner, or any other person directly or indirectly has other economic interests in the shares of the Company;

•	Representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
•

Representation whether the shareholder intends to deliver a proxy statement and/or form of proxy to holders of outstanding common shares and/or otherwise to solicit proxies in support of the nomination.

The Nominating Committee may request additional information from such nominee to assist in its evaluation. The Nominating Committee will evaluate any shareholder-recommended nominees in the same way it evaluates nominees recommended by other sources, as described above.

Board Leadership

The board of directors determined that having an independent director serve as chairman of the board is in the best interest of shareholders at this time. The structure ensures a greater role for our independent directors in the oversight of the Company and the active participation in setting agendas and establishing priorities and procedures for the board of directors. Pursuant to the board of directors’ Corporate Governance Guidelines, it is our policy that the positions of chairman of the board and chief executive officer be held by different individuals, except as otherwise determined by the board of directors. Mr. Kaufman has served as Chairman of the Board since 2015.

Risk Oversight

Management is responsible for the day-to-day management of risks facing the Company. The board of directors, as a whole and through its committees, particularly the Audit Committee, is actively involved in the oversight of such risks. The board of directors’ role in risk oversight includes regular reports at board of director and Audit Committee meetings from members of senior management on areas of material risk to the Company, including strategic, financial, operational, and legal and regulatory compliance risks. Management regularly identifies and updates, among other items, the population of possible risks for the Company, assigns risk ratings, prioritizes the risks, assesses likelihood of risk occurrence, develops risk mitigation plans for prioritized risks, and assigns roles and responsibilities to implement mitigation plans. Risks are ranked by evaluating each risk’s likelihood of occurrence and magnitude. The board of directors’ Compensation Committee, in consultation with management, evaluates our incentive plans to determine if the plans’ measures or goals encourage inappropriate risk-taking by our employees. As part of its evaluation, the Compensation Committee determined that the performance measures and goals were tied to our business, financial, and strategic objectives. As such, the incentive plans are believed not to encourage risk-taking outside of the range of risks contemplated by the Company’s business plan.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during fiscal year 2021 (Messrs. Jones, Kaufman, Keating, and Mutch) is or has been an officer or employee of the Company or has had any relationship with the Company required to be disclosed as a related person transaction, and none of our executive officers served on the compensation committee (or other committee serving an equivalent function) or board of any company that employed any member of our Compensation Committee or our board of directors during fiscal year 2021.

Policy on Hedging of Shares

We do not have any practices or policies regarding hedging or offsetting any decrease in the market value of the Company’s equity securities.

DIRECTOR COMPENSATION

During fiscal year 2021, the board of directors approved compensation for non-employee directors consisting of the following:

•	$30,000 annual cash retainer for each non-employee director;
•	$35,000 annual cash retainer for the chairman of the board;
•	$15,000 annual cash retainer for the chairman of the Audit Committee;
•	$12,500 annual cash retainer for the chairman of the Compensation Committee;
•	$7,500 annual cash retainer for the chairman of the Nominating & Corporate Governance Committee;
•	$10,000 annual cash retainer for each member of the Audit, Nominating & Corporate Governance, and Compensation Committees, including each chairman; and
•	An award of restricted shares to each non-employee director valued at $75,000 on the grant date.

As a response to the impact of the COVID-19 pandemic on our business and the hospitality industry, the board reduced the cash retainer amounts set forth above by fifty percent (50%) for the first six months of fiscal year 2021.

We also reimburse our directors for reasonable out-of-pocket expenses incurred for attendance at board of directors and committee meetings.

The fiscal year 2021 equity award for each director consisted of 4,388 restricted shares, based on the closing price of the Company’s common stock of $17.09 on the date the grant was approved by the board of directors, and was granted under the 2020 Equity Incentive Plan subject to shareholder approval of the Plan at the 2020 Annual Meeting of Shareholders, which was obtained on November 19, 2020. The restricted shares vested on March 31, 2021, and provided for pro-rata vesting upon retirement prior to March 31, 2021.

Our directors are subject to share ownership guidelines that require ownership of common stock with a market value of three times the director’s respective annual cash retainer within two years of service and six times the director’s respective annual cash retainer within four years of service. We pay no additional fees for board of director or committee meeting attendance.

Director Compensation for Fiscal Year 2021

Director (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Donald Colvin	56,250	173,984	230,234
Dana Jones	37,500	173,984	211,484
Jerry Jones	37,500	173,984	211,484
Michael A. Kaufman	69,375	173,984	243,359
Melvin Keating	76,875	173,984	250,859
John Mutch	52,500	173,984	226,484

(1)	Our CEO, Ramesh Srinivasan, is also a member of the board of directors, but he receives no direct compensation for such service.
(2)	Fees are paid quarterly. Reflects the fifty percent (50%) reduction in the cash retainer amounts set forth above for the first six months of fiscal year 2021.
(3)

Amounts in this column represent the fair value of the restricted shares computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 based on a grant date of November 19, 2020, which was the date the 2020 Equity Incentive Plan was approved by the Company’s shareholders. Theclosing price of the Company’s common stock on November 19, 2020, was $39.65.

PROPOSAL 1 ELECTION OF DIRECTORS

Our board of directors currently consists of seven members whose term expires at this Annual Meeting. In each case, subject to their earlier death, resignation, removal or retirement, the directors remain in office until their respective successors are duly elected and qualified, notwithstanding the expiration of the otherwise applicable term.

Nominees for Director

Upon the recommendation of the Nominating and Corporate Governance Committee, comprised of independent directors, the board of directors has nominated each of Donald Colvin, Dana Jones, Jerry Jones, Michael A. Kaufman, Melvin Keating, John Mutch and Ramesh Srinivasan for election to the board of directors for a term of one year, to serve until the annual meeting of shareholders in 2022 and until their successors have been duly elected and qualified, subject to their earlier death, resignation, retirement or removal. Information concerning the nominees for election at this Annual Meeting is set forth below.

Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted “FOR” the election of each of Ms. Jones and Messrs. Colvin, Jones, Kaufman, Keating, Mutch and Srinivasan for a one-year term. Each nominee has indicated his or her willingness to serve as a director, if elected.

A biography for each director nominee follows and, if applicable, arrangements under which a director was appointed to the board of directors or information regarding any involvement in certain legal or administrative proceedings is provided. Additional information about the experiences, qualifications, attributes, or skills of each director and director nominee in support of his or her service on the board of directors is also provided.

DIRECTOR NOMINEES

Donald Colvin	Age 68	Director since 2015

Mr. Colvin is a director of Viavi Solutions Inc. (Nasdaq: VIAV), a global provider of network test, monitoring and assurance solutions, and a director of Maxeon Solar (NASDAQ: MAXN). He was formerly a director of UTAC Holdings, Ltd., a private Singapore technology company, and a director of Applied Micro Circuits Corporation from 2007 to 2011. Mr. Colvin previously served as Chief Financial Officer of Caesars Entertainment Corporation from November 2012 to January 2015 and before that was Executive Vice President and Chief Financial Officer of ON Semiconductor Corp. from April 2003 to October 2012. Prior to joining ON Semiconductor, he held a number of financial leadership positions, including Vice President of Finance and Chief Financial Officer of Atmel Corporation, Chief Financial Officer of European Silicon Structures as well as several financial roles at Motorola Inc.

Mr. Colvin earned his B.A. in Economics, with honors, and an M.B.A. from the University of Strathclyde in Scotland. Mr. Colvin’s qualifications and extensive experience include financial management, capital structure, financial strategy, significant public company leadership and board experience, and recent experience in the hospitality industry which the Company serves.

Dana Jones	Age 46	Director since 2019

Dana Jones is the Chief Executive Officer and a director of RealPage, Inc. a provider of software and data analytics for the real estate industry. Prior to RealPage, Ms. Jones was the Chief Executive Officer of Sparta Systems, the market leader in digital enterprise quality management software for the life sciences space, from March 2018 until March 2021 when Sparta was acquired by Honeywell (Nasdaq: HON). She also served as a director of RealPage, Inc. (Nasdaq: RP), from October 2019 to April 2021 when the company was acquired by Thoma Bravo.  Prior to joining Sparta in April 2018, Dana served as Chief Executive Officer of Active Network, the leader in activity and event management software, during 2016 and 2017. Before joining Active Network, Ms. Jones was Chief Marketing Officer and Senior Vice President of Products for Sabre Airline Solutions, a global provider of software to the airline industry, from 2012 to 2017. Prior to Sabre, Ms. Jones co-founded Noesis Energy, and served as Executive Vice President of Product, Sales, Marketing, and Operations. Ms. Jones has held Executive and General Management positions for early stage and global publicly traded enterprise software companies over the last 20 years, including the Reynolds Company and Vignette. She started her career as a management consultant with A.T. Kearney.

Ms. Jones also serves on the board of directors of Zapata Computing, a leading enterprise software company for NISQ-based quantum applications.

Ms. Jones graduated Summa Cum Laude and holds a BSE in industrial and operations engineering from the University of Michigan. Ms. Jones is an accomplished software executive with decades of experience leading and growing cloud-based global enterprise software businesses.

Jerry Jones	Age 65	Director since 2012

Mr. Jones is the Executive Vice President, Chief Ethics and Legal Officer of LiveRamp Holdings, Inc. (NYSE: RAMP), a software-as-a-service (SaaS) company that provides the identity platform for powering exceptional experiences. His responsibilities include oversight of its legal, privacy and security teams and various strategic initiatives, including the strategy and execution of mergers and alliances, as well as serving as a director of most wholly owned subsidiary companies. Prior to joining LiveRamp, which is the successor entity to Acxiom Corp., in September 2018, Mr. Jones was the Chief Ethics and Legal Officer at Acxiom since 1999, where he oversaw all legal and data ethics matters, and was a director of most wholly owned subsidiary companies. Prior to joining Acxiom, Mr. Jones was a partner with the Rose Law Firm in Little Rock, Arkansas, where he specialized in problem solving and business litigation for 19 years, representing a broad range of business interests. Previously he was a Director of Entrust, Inc. (Nasdaq: ENTU).

Mr. Jones is a 1980 graduate of the University of Arkansas School of Law and holds a bachelor’s degree in public administration from the University of Arkansas. As the Chief Ethics and Legal Officer of a SaaS company, Mr. Jones has extensive experience with legal, privacy, and security matters. He has also led the strategy and execution of mergers and alliances and international expansion efforts.

Michael A. Kaufman	Age 49	Director since 2014

Mr. Kaufman is the Chief Executive Officer of MAK Capital, a financial investment advisory firm based in New York, NY, which he founded in 2002. In addition, Mr. Kaufman has served as a director of Skyline Champion Corporation (NYSE: SKY) since June 2018.

Mr. Kaufman holds a B.A. in Economics from the University of Chicago, where he also received his M.B.A. He also earned a law degree from Yale University. As Chief Executive Officer of MAK Capital, a significant shareholder of the Company, Mr. Kaufman is especially qualified to represent the interests of the Company’s shareholders as a director and chairman of the board. Additionally, Mr. Kaufman’s qualifications and experience include capital markets, investment strategy and financial management.

Melvin Keating	Age 74	Director since 2015

Mr. Keating has been a consultant, providing investment advice and other services to private and public companies and private equity firms since 2008. Mr. Keating also serves as a director of MagnaChip Semiconductor Corporation (NYSE: MX), a specialist in OLED panel technology and a designer/manufacturer of analog and mixed signal semiconductor platform solutions (since August 2016). Previously he was a director of Vitamin Shoppe Inc., a retailer of nutritional supplements, from April 2018 until it was taken private in December 2019, and Red Lion Hotels Corporation from July 2010 until June 2017, serving as Chairman of the Board from May 2013 to 2015. During the past five years, Mr. Keating also served on the boards of directors of the following public companies: SPS Commerce, Inc., a provider of cloud-based supply chain management solutions (from March 2018 to May 2019), API technologies Corp. (2011 to 2016), ModSys international Limited (formerly BluePhoenix solutions Limited, 2010 to 2016), and Harte Hanks Inc. a global marketing services firm (2017 until July 2020).

Mr. Keating holds a B.A. from Rutgers University as well as both an M.S. in Accounting and an M.B.A. in Finance from The Wharton School of the University of Pennsylvania. Mr. Keating has substantial experience leading public companies in the technology and hospitality industries and is qualified in global operations, financial management and strategy and capital markets.

Melvin Keating	Age 74	Director since 2015

Mr. Mutch has served as managing partner of MV Advisors LLC (“MV Advisors”), a strategic block investment firm that provides focused investment and strategic guidance to small and mid-cap technology companies, since founding the firm in December 2005. From December 2008 to January 2014, Mr. Mutch served as President, CEO and Chairman of the Board of Directors of BeyondTrust Software, a privately-held security software company. Mr. Mutch has served as Chairman of the board of directors of Aviat Networks, Inc. (NASDAQ: AVNW), a global provider of microwave networking solutions, since February 2015, and has served on the board of directors since January 2015. Previously, Mr. Mutch served on the board of directors of Maxwell Technologies, Inc. (formerly NASDAQ: MXWL), a manufacturer of energy storage and power deliver solutions for automotive, heavy transportation, renewable energy, backup power, wireless communications and industrial and consumer electronics applications, from April 2017 to May 2019, YuMe, Inc. (NYSE: YUME), a provider of digital video brand advertising solutions, from July 2017 to February 2018, at which time the company was acquired by RhythmOne PLC (LON: RTHM), a technology-enabled digital media company, and Mr. Mutch continued serving as a director on the RhythmOne PLC board of directors until January 2019, and Steel Excel, Inc. (formerly OTCPK:SXCL), a provider of drilling and production services to the oil and gas industry and a provider of event-based sports services and other health-related services, from 2007 to May 2016.

Mr. Mutch holds a B.S. in Economics from Cornell University and an M.B.A. from the University of Chicago. As a former chief executive officer and board member of many technology companies, Mr. Mutch has extensive experience in the technology industry, restructuring, financial management and strategy, capital markets, sales management, and marketing.

Ramesh Srinivasan	Age 61	Director since 2017

Mr. Srinivasan has been President and Chief Executive Officer of the Company since January 3, 2017. He also serves on the board of advisors for Symbotic, a supply chain robotics and solutions company. He previously served as CEO of Ooyala, a Silicon Valley based provider of a suite of technology offerings in the online video space, from January 2016 to November 2016. From March 2015 to November 2015, he was President and CEO of Innotrac Corp., an ecommerce fulfillment provider which merged with eBay Enterprise to form Radial Inc. in 2015. Prior to that, Mr. Srinivasan served as President and CEO of Bally Technologies Inc. (NYSE: BYI) from December 2012 to May 2014, and President and COO from April 2011 to December 2012; he started as Executive Vice President of Bally Systems in March 2005. Mr. Srinivasan was with Manhattan Associates from 1998 to 2005, where his last position was Executive Vice-President of Warehouse Management Systems.

Mr. Srinivasan holds a Post-Graduate Diploma in Management (MBA) from the Indian Institute of Management, Bangalore, India, and a degree in Engineering from the Indian Institute of Technology (Banaras Hindu University), Varanasi, India. Mr. Srinivasan has nearly three decades of hands-on enterprise software development, execution and senior technology management leadership and strategy expertise and accomplishments, including experience and expertise in driving performance at high growth technology companies and helping them scale their business profitably.

Vote Required

The nominees for election as directors will be elected if they receive the greatest number of votes cast at the Annual Meeting present in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES. PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

PROPOSAL 2 APPROVAL OF REINCORPORATION OF THE COMPANY FROM THE STATE OF OHIO TO THE STATE OF DELAWARE

In this section of the Proxy Statement, we sometimes refer to the Company as an Ohio corporation before the Reincorporation as “Agilysys (Ohio)” and the Company as a Delaware corporation after the Reincorporation as “Agilysys (Delaware).”

Introduction

On October 8 2021, for the reasons discussed below, the Board of Directors (the “Board”) approved and declared it as advisable and in the best interests of the Company and our shareholders to change the state of our incorporation from the State of Ohio to the State of Delaware, subject to approval by our shareholders at the Annual Meeting. The reincorporation will be effected pursuant to the plan of conversion to be filed by the Company (the “Plan of Conversion”), in the form attached to this Proxy Statement as Annex A. In accordance with Ohio and Delaware law, the Plan of Conversion includes the Ohio certificate of conversion and the Delaware certificate of conversion and the certificate of incorporation that will govern the resulting Delaware corporation (the “Delaware Certificate of Conversion” and the “Delaware Certificate of Incorporation,” respectively). Accordingly, approval of the proposal (the “Reincorporation Proposal”) to reincorporate the Company from the State of Ohio to the State of Delaware (the “Reincorporation”) pursuant to the Plan of Conversion will also constitute approval and adoption of the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and an authorization pursuant to the Delaware Certificate of Incorporation to adopt the Delaware bylaws (the “Delaware Bylaws”) to conform to the requirements of the Delaware General Corporation Law (the “DGCL”).

The principal effects of the Reincorporation, if approved by our shareholders and effected, will be that:

•	The affairs of the Company will cease to be governed by Ohio corporation laws and will become subject to Delaware corporation laws.
•

Agilysys (Delaware) will be the same entity as Agilysys (Ohio) and will continue with all of the rights, privileges and powers of Agilysys (Ohio), will have the same name, will possess all of the properties of Agilysys (Ohio), will continue with all of the debts, liabilities and obligations of Agilysys (Ohio), and will continue with the same officers and directors of Agilysys (Ohio) immediately prior to the Reincorporation, as more fully described below.

•

If and when the Reincorporation becomes effective, all of the issued and outstanding shares of common stock of Agilysys (Ohio) will be automatically converted into issued and outstanding shares of common stock of Agilysys (Delaware), without any action on the part of our shareholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or shareholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), shareholders will be deemed to have acquired the Agilysys (Delaware) common stock on the date they acquired their shares of Agilysys (Ohio) common stock.

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Upon effectiveness of the Reincorporation, all of our employee benefit and incentive plans will become Agilysys (Delaware) plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Agilysys (Delaware) common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Agilysys (Delaware) upon the terms and subject to the conditions in effect at the time of the Reincorporation.

•

Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of Agilysys (Ohio)’s Series A Convertible Preferred Stock will be automatically converted into issued and outstanding shares of Series A Convertible Preferred Stock of Agilysys (Delaware), without any action on the part of our shareholders.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted the Plan of Conversion, in the form attached to this Proxy Statement as Annex A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the DGCL. As required by Ohio and Delaware law, the Plan of Conversion includes the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws for Agilysys (Delaware).

Assuming that holders of two-thirds of the outstanding voting power of our capital stock vote in favor of this Reincorporation Proposal and the Board does not elect to delay or terminate the Reincorporation, we will cause the Reincorporation to be effected on October 1, 2021, the first day of our third fiscal quarter,  by filing with (1) the Secretary of State of the State of Ohio certificate of conversion, substantially in the form attached as Exhibit A to Annex A (the “Ohio Certificate of Conversion”), and (2) the Secretary of State of the State of Delaware (i) the Delaware Certificate of Conversion, substantially in the form attached hereto as Exhibit B to Annex A and (ii) the Delaware Certificate of Incorporation, which will govern Agilysys (Delaware), substantially in the form attached hereto as Exhibit C to Annex A.

With respect to the Company’s Series A Convertible Preferred Stock, changes to the rights and preferences be set forth in the Certificate of Designation in substantially the form attached here to as Exhibit D to Annex A that we intend to file with the Secretary of State of the State of Delaware in connection with the Reincorporation.  The changes in rights and preferences are limited to a few non-substantive changes to reflect the change from Ohio to Delaware law, resulting in no material differences between terms of the Series A Convertible Preferred Stock of Agilysys (Delaware) following the Reincorporation and the Series A Convertible Preferred Stock of Agilysys (Ohio) that are currently outstanding.

Approval of this Proposal by our shareholders will constitute approval of the Plan of Conversion, the Ohio Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Certificate of Designation, and the authorization to adopt the Delaware Bylaws (in the form attached hereto as Exhibit E to Annex A) for Agilysys (Delaware).

If the Reincorporation is approved by our shareholders and the Board does not elect to delay or terminate the Reincorporation, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Ohio) of the Ohio Certificate of Conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, or at such later date and time specified therein, as determined by the Board.

Certain Risks Associated with the Reincorporation

Notwithstanding the belief of our Board as to the benefits to our shareholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the anticipated benefits discussed in this proxy statement, including the benefits of or resulting from incorporation in the State of Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.  In addition, the Delaware Certificate of Incorporation and the Delaware Bylaws, in comparison to our Ohio articles of incorporation and Ohio code of regulations, contain or eliminate certain provisions that may have the effect of reducing certain rights of shareholders.

Furthermore, Agilysys (Delaware) will not be subject to certain statutory takeover provisions that currently apply to Agilysys (Ohio), which could impact Agilysys (Delaware)’s ability to resist or negotiate in the event of a takeover bid that the Board believes is not in the best interests of Agilysys (Delaware) or its shareholders.  However, Agilysys (Delaware) will be subject to some statutory provisions of Delaware law that may have anti-

takeover effects, such as Section 203 of the DGCL. See “How Do Shareholder Rights Differ Before and After the Reincorporation?” below for more details.

Reasons for Reincorporation

The Board has approved the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Ohio. The State of Delaware is recognized for adopting comprehensive, modern and flexible corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. Delaware has established a specialized court, the Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate law matters, and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

In addition, we believe the Reincorporation will enhance our ability to attract and retain talented and experienced directors and officers in the future, because many candidates for such roles are already familiar with Delaware law from their past business experience. The vast majority of public companies are incorporated in Delaware.  Delaware law is not only more familiar to directors than Ohio law, but it also offers greater certainty and stability from the perspective of those who serve as corporate directors and officers. As a result, we believe the Reincorporation will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

The Reincorporation also will result in certain shareholder-friendly corporate governance changes.  The OGCL and Agilysys (Ohio)’s current articles of incorporation and code of regulations provide that many corporate actions, including amendments to the articles of incorporation and business combination transactions such as mergers, must be approved by two-thirds of the outstanding voting power of the Company.  In addition, the Ohio articles of incorporation require certain business combination transactions with interested shareholders to be approved by 80% of the Company’s outstanding voting power.  In connection with the Reincorporation, the Delaware Certificate of Incorporation and the Delaware Bylaws will provide that the approval of a majority of the voting power is required to approve business combination transactions and amendments to the Delaware Certificate of Incorporation. The Board believes that a majority voting standard for most shareholder actions will ensure that actions may be taken to reflect the expressed views of the holders of a majority of the voting power, rather than requiring that a supermajority percentage of the Company’s outstanding shares be voted in favor of a proposal, which can result in the failure of the proposal to be approved if too many shareholders simply fail to vote either for or against the proposal.

For these and other reasons, we believe that reincorporating in Delaware will directly benefit our shareholders.  The Board is not proposing the Reincorporation to prevent a change in control of the Company, nor is it aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive, modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Ohio General Corporation Law (“OGCL”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware law, with multiple cases concerning areas that Ohio courts may not have considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of our Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by Delaware law. Certain investment funds, sophisticated investors, and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to shareholder rights.

Effects of the Reincorporation

Aside from being governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the DGCL, for all other purposes, Agilysys (Delaware) will be the same entity as Agilysys (Ohio) immediately prior to the Reincorporation. By virtue of the Reincorporation, all of the rights, privileges and powers of Agilysys (Ohio), all property owned by Agilysys (Ohio), all debts due to Agilysys (Ohio) and all other causes of action belonging to Agilysys (Ohio) immediately prior to the Reincorporation will remain vested in Agilysys (Delaware) following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Agilysys (Ohio) immediately prior to the Reincorporation will remain attached to Agilysys (Delaware) following the Reincorporation. We will remain as the same entity following the Reincorporation, and the Reincorporation will not result in any change in our business, employees or operations or the location of our principal executive offices. The Reincorporation will not affect our daily business operations, our organizational structure or our consolidated financial condition and results of operations. In addition, the Reincorporation will not alter the composition of management or our Board.

Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock automatically will be converted into issued and outstanding shares of common stock of Agilysys (Delaware), and all of all of our issued and outstanding shares of Series A Convertible Preferred Stock automatically will be converted into issued and outstanding shares of Series A Convertible Preferred Stock of Agilysys (Delaware), without any action on the part of our shareholders. The Reincorporation will have no effect on the transferability of our shares or the trading of our shares of common stock on the Nasdaq Global Select Market under the same trading symbol “AGYS.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as after the Reincorporation. The Reincorporation will not change the respective positions of our Company or our shareholders under federal securities laws.

Upon effectiveness of the Reincorporation, our directors and officers will become the directors and officers of Agilysys (Delaware), our employee benefit and incentive plans will become Agilysys (Delaware) plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of Agilysys (Delaware) common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Our employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Our shareholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the Reincorporation, any stock certificates submitted to our transfer agent for transfer will automatically be exchanged for stock certificates of Agilysys (Delaware). Our shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Under our current Ohio articles of incorporation, we are authorized to issue up to 80,000,000 shares of common stock and up to 5,000,000 shares of preferred stock, of which 1,735,457 shares have been designated as Series A Convertible Preferred Stock. Upon completion of the Reincorporation and under the Delaware Certificate of Incorporation, the Company’s authorized capital will continue to be 80,000,000 shares of common stock and 5,000,000 shares of preferred stock, of which 1,735,457 shares will be designated as Series A Convertible Preferred Stock.

Under both the current Ohio articles of incorporation and the Delaware Certificate of Incorporation, as amended by the Certificate of Designation, the Board may issue the remaining undesignated shares of preferred stock in one or more series and may establish the designations, preferences and rights, including voting rights, of each series. These shares of preferred stock of Agilysys (Ohio) are, and the shares of preferred stock of Agilysys (Delaware) would be (upon the filing of a certificate of designation with the Delaware Secretary of State pursuant to a Board resolution), available for issuance from time to time to any person for such consideration as the Board may determine without the requirement of further action by our shareholders, except as required by the Nasdaq Global Select Market or other exchange on which our shares are then listed. These shares of preferred stock may be issued for any proper corporate purpose. Some potential corporate purposes include the issuance in a public or private sale for cash as a means of obtaining additional capital for use in our business and operations, issuance as part or all of the consideration required to be paid for acquisitions of other business assets and issuance as a share dividend to equity holders. The Board does not intend to issue any preferred stock except on terms that the Board deems to be in the best interests of Agilysys (Delaware) and its shareholders. Depending on its terms, the issuance of preferred stock may or may not have a dilutive effect on the equity interest or voting power of the then current shareholders of the Company.

Although our Board has no present intention to do so, authorized but unissued and undesignated shares of preferred stock may also be issued as a defense to an attempted takeover. For example, the Board could, to the extent consistent with the directors’ fiduciary duties, sell a block of preferred stock to a “white knight” or to persons who are loyal to current management, thereby diluting the share ownership of persons seeking to obtain control. The Board could utilize the authorized but unissued and undesignated preferred stock to fund a new rights plan or “poison pill.”

Differences Between the Agilysys (Ohio) Articles of Incorporation and Code of Regulations and the Agilysys (Delaware) Certificate of Incorporation and Bylaws

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws will be similar in substance to those of the Company’s existing Ohio articles of incorporation and Ohio code of regulations in most respects. The differences include but are not limited to:

•	our shareholders will no longer be entitled to cumulative voting in the election of directors;

•	certain matters that require approval by a two-thirds vote of shareholders under Ohio law may be approved by a majority of shares under Delaware law;

•	business combination transactions with interested shareholders will require the approval of a majority of the Company’s outstanding voting power, rather than 80%; and

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the Delaware Certificate of Incorporation will contain an exclusive jurisdiction provision, which provides that any shareholder derivative suits, fiduciary duty claims and other intra-corporate actions must be brought in Delaware courts and any actions pursuant to the Securities Act of 1933, as amended, must be brought in federal court.

For a discussion of the legal changes that will result from the Reincorporation, see “What are the Changes to Shareholder Rights Before and After the Reincorporation?” as well as Exhibits C and E, respectively, to the Plan of Conversion, which is attached as Annex A to this proxy statement.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Ohio Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws. If shareholders approve the proposal to reincorporate the Company from the State of Ohio to the State of Delaware and the Company files the Ohio Certificate of Conversion with the Ohio Secretary of State and the Delaware Certificate of Conversion and Delaware Certificate of Incorporation with the Delaware Secretary of State, and such filings become effective, the Company will become subject to Delaware law, the Delaware Certificate of Incorporation, and the Delaware Bylaws.  In addition, the Company will enter into a new indemnification agreement with each director and executive officer of Agilysys (Delaware), based upon provisions of Delaware law, substantially in the form attached as Exhibit F to Annex A (the “Delaware Indemnification Agreement”).

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our shareholders for approval of the Reincorporation, the Reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Ohio and governed by the OGCL, the current articles of incorporation of Agilysys (Ohio), and our existing code of regulations.

Amendments, Termination and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board prior to effecting the Reincorporation, provided that the Board determines that such amendment would be in the best interests of Agilysys (Ohio) and our shareholders, and provided further that, if shareholder approval has been obtained, the amendment does not alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our shareholders.

The Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our shareholders, if the Board determines for any reason that such delay or termination would be in the best interests of Agilysys (Ohio) and our shareholders.

Appraisal and Dissenters’ Rights

Under Ohio law, shareholders will not be entitled to dissenters’ rights or appraisal rights as a result of the Reincorporation.

How Do Shareholder Rights Differ Before and After the Reincorporation?

Set forth below is a table comparing the rights of the shareholders of the Company before and after the Reincorporation, including summaries of the differences between Ohio law and Delaware law and differences between the Company’s existing articles of incorporation and code of regulations and the Delaware Certificate of Incorporation and Delaware Bylaws.

Provision	Ohio	Delaware
Number of Directors

The OGCL provides that the number of directors may be fixed by the articles of incorporation or the code of regulations, but the fixed number must not be less than one.

The Ohio code of regulations provides that the size of the Board shall be determined by resolution of the Board, within a size range of three to nine members.

The DGCL provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors.

The Delaware Bylaws provide that the size of the Board shall be determined by resolution of the Board, within a size range of three to nine members.

Election of Directors

The OGCL provides that at all elections of directors, the candidates receiving the greatest number of votes shall be elected.

The Ohio articles of incorporation provides that in an uncontested election, each nominee for director will be elected if the votes cast “for” their election exceed the votes “against.”  Where there are more nominees than available directorships, the nominees receiving the greatest number of “for” votes will be elected.  Abstentions and broker non-votes do not count as votes “for” or “against.”

The Delaware Certificate of Incorporation and Delaware Bylaws provide that, in an uncontested election, each nominee for director will be elected if the votes cast “for” their election exceed the votes “against.”  Where there are more nominees than available directorships, the nominees receiving the greatest number of “for” votes will be elected.  Abstentions and broker non-votes do not count as votes “for” or “against.”

The DGCL provides that a bylaw amendment adopted by shareholders specifying the votes necessary for election of directors may not be further amended or repealed by the board of directors.

Term of Directors	The Ohio code of regulations provides that each director shall hold office for a term of one year and until a successor is elected.	The DGCL and the Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.
Removal of Directors

All directors or any individual director may be removed from office, with or without cause, by a majority vote of the holders of the voting power entitled to elect directors.  Unless all the directors are to be removed, no director shall be removed without cause if the number of shares voted against his removal would be sufficient to elect at least one director if cumulatively voted at an election of all the directors.

The directors may remove any director and thereby create a vacancy on the board:

•      if the court has found the director to be of unsound mind, or has adjudicated the director a bankrupt;

•      if within 60 days from the date of the director’s election the director does not qualify by accepting in writing the director’s election to that office or by acting at a meeting of the directors, and by acquiring the qualifications specified in the articles of incorporation or the code of regulations.

The Delaware Certificate of Incorporation provides that, subject to the rights of the holders of any series of preferred stock, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the issued and outstanding voting power of the Company then entitled to vote at an election of directors.

The Company’s Series A Convertible Preferred Stock does not have any separate right to elect directors, but does vote together as a single class with the Company’s common stock in the election of directors generally.

Provision	Ohio	Delaware
Vacancies	Any vacancy on the Board may be filled for the unexpired term by the vote of a majority of the remaining directors, though less than a majority of the whole authorized number of directors.

All vacancies on the Board may be filled by a majority of the remaining directors, though less than a quorum.

If, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole Board, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Special Meetings	Special meetings of the shareholders may be called by the chairman of the Board, the president, the secretary, pursuant to a resolution of the Board or upon the written request of two directors.	Special meetings of the shareholders may be called by the chairman of the board, the president, the secretary, or pursuant to a resolution of the Board.
Amendment of Charters

An amendment to the Ohio articles of incorporation may be adopted by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Company, and of any particular class that is required by the articles of incorporation.

An amendment to the Delaware Certificate of Incorporation requires the adoption of a resolution by the Board followed by the affirmative vote of two-thirds of outstanding voting power of the Company. Where a separate vote by class or series is required, the affirmative vote of two-thirds of the shares of such class or series is required.

Amendment of Code of Regulations/Bylaws

An amendment to the Ohio code of regulations may be adopted by the shareholders at a meeting held for that purpose or by written consent of the shareholders, by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power of the Company on the proposal.

The code of regulations also may be amended by the Board.

The Delaware Certificate of Incorporation grants the Board the power to amend the Delaware Bylaws.

The Delaware Bylaws also permit the shareholders to adopt, amend, alter or repeal the Delaware Bylaws if approved by at least two-thirds of the issued and outstanding voting power of the Company.

Meeting Notice Requirements

Written notice of a meeting stating the time, place, if any, and purposes of a meeting of the shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment must be given by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given.

The notice must be given not less than seven nor more than 60 days before the date of the meeting to every shareholder of record entitled to notice of the meeting.

Whenever shareholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which the shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining shareholders entitled to vote at the meeting and entitled to notice of the meeting, if different, and, in the case of a special meeting, the purpose(s) for which the meeting is called.

The notice of any meeting must be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

Provision	Ohio	Delaware
Advance Notice of Director Nominations

For a shareholder to properly nominate a candidate for election as a director at a meeting of the shareholders, the shareholder must be a shareholder of record at the time the notice of the nomination is given and at the time of the meeting, be entitled to vote at the meeting in the election of directors, and have given timely written notice of the nomination to the Company’s secretary. To be timely, notice must be received by the Secretary, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary of the previous year’s annual meeting.  However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such annual meeting is first made.

In the case of a special meeting, timely notice must be received by the Secretary not later than the close of business on the 10th day after the date of such meeting is first publicly disclosed.

A shareholder’s notice must set forth specified information as to each candidate as set forth in the code of regulations.

Director nominations by shareholders must be made pursuant to timely notice in writing to the Company’s secretary. To be timely, notice in writing must be received by the secretary, in the case of an annual meeting, not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice to be timely must be so received not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth calendar day following the day on which public announcement of the date of the meeting is first made, whichever occurs first.

In the case of a special meeting at which the Board gives notice that directors are to be elected, notice to be timely must be given not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth calendar day following the day on which public announcement is made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting, whichever occurs first.

A shareholder’s notice must set forth specified information as to each proposed nominee as set forth in the Delaware Bylaws.

Action Without a Meeting

The OGCL provides that any action that may be authorized or taken at a meeting of the shareholders may be authorized or taken by unanimous written consent signed by all of the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose.

The Ohio code of regulations provides that amendments to the code of regulations may be approved by two-thirds of the outstanding voting power of the Company.

The Delaware Certificate of Incorporation and Delaware Bylaws provide that any action that may be authorized or taken at a meeting of the shareholders may be authorized or taken by unanimous written consent signed by all of the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose; except for amendments to the Delaware Bylaws, which may be approved by a written consent signed by shareholders holding two-thirds of the issued and outstanding voting power of the Company.

Cumulative Voting

Under the OGCL, each shareholder has the right to vote cumulatively if notice in writing is given by any shareholder to the president, a vice-president, or the secretary of the Company that the shareholder desires that the voting at such election shall be cumulative.  The notice must be given (i) if at least 10 days’ notice of the meeting was given, not less than 48 hours before the meeting, or (ii) if the 10 days’ notice has not been given, not less than 24 hours before the meeting time.

The Delaware Certificate of Incorporation does not provide for cumulative voting.

Provision	Ohio	Delaware
Quorum	The holders of record of a majority of shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum at any meeting of shareholders.	The Delaware Bylaws provide that the holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a shareholder meeting.
Shareholder Approval of Certain Business Combinations

Section 1704 of the Ohio Revised Code prohibits certain business combination transactions between the Company and a 10% shareholder for a period of three years after the shareholder becomes a 10% shareholder, unless certain conditions are satisfied.  After the three-year period, the transaction must be approved by two-thirds of the voting power of the Company and a majority of the disinterested shares or must satisfy certain other conditions.

The Ohio articles of incorporation require the affirmative vote of 80% of the outstanding shares of the Company entitled to vote in the election of directors to approve certain business combinations with a 10% shareholder, unless certain conditions are met, including approval of the transaction by a majority of directors that are not affiliated with the interested party.

DGCL Section 203 prohibits certain “business combinations” between the Company and an “interested stockholder” within three years of the person becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the Company and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets with an aggregate market value equal to at least 10% of the Company’s consolidated assets or the aggregate market value of the Company’s outstanding stock, and certain transactions that would increase the interested stockholder’s proportionate share ownership in the Company.

This provision does not apply if, among other things, (a) the transaction that resulted in the individual becoming an interested stockholder is approved by the board of directors in advance, (b) upon becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the Company outstanding, (c) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board and holders (excluding the interested stockholder) of at least two-thirds of the outstanding voting stock at a shareholder meeting, or (d) a shareholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% shareholder in the preceding three years but for the inadvertent acquisition.

Provision	Ohio	Delaware
Dissenters’ and Appraisal Rights

Under the OGCL, dissenting shareholders are entitled to dissenters’ rights in connection with (i) the lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of the Company and (ii) amendments to the articles of incorporation that change the rights of shareholders in a substantially prejudicial manner, change the purpose of the Company substantially or change the Company into a nonprofit corporation. In addition, the following shareholders of Ohio corporations are also entitled to appraisal rights:

•      shareholders of a corporation being merged, consolidated or converted into a surviving or new entity;

•      shareholders of a corporation that survives a merger who are entitled to vote on the adoption of an agreement of merger;

•      shareholders of the acquiring corporation in a combination or a majority share acquisition who are entitled to vote on the adoption of the transaction; and

•      shareholders of a subsidiary corporation (at least 90%-owned by its parent corporation) into which the parent corporation is merged.

No relief as a dissenting shareholder is available if the shares held by shareholder are listed on a national securities exchange as of the day immediately preceding the date of the vote.

Under the DGCL, appraisal rights are available only in connection with statutory mergers or consolidations, or amendment of the Delaware Certificate of Incorporation to cause the Company to become a public benefit corporation. In addition, the DGCL does not provide appraisal rights for any class or series of stock (i) listed on a national securities exchange or (ii) held of record by more than 2,000 shareholders, except that appraisal rights are available for shareholders who, by the terms of the agreement of merger or consolidation, are required to accept anything other than:

•      shares of the corporation surviving or resulting from the merger or consolidation;

•      shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or held of record by more than 2,000 shareholders;

•      cash in lieu of fractional shares; or

•      any combination of the foregoing shares and cash in lieu of fractional shares.

Inspection of Books and Records

Any shareholder, upon written demand stating the specific purpose thereof, shall have the right to examine at any reasonable time and for any reasonable and proper purpose, the articles of incorporation, the code of regulations, the Company’s books and records of account, minutes, and records of shareholders and voting trust agreements, if any, and to make copies or extracts thereof.

Any shareholder shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from:

•      the Company’s stock ledger, a list of its shareholders, and its other books and records; and

•      a subsidiary’s books and records, to the extent that the Company has or could obtain actual possession and control of such records of such subsidiary.

Where the shareholder seeks to inspect the Company’s stock ledger or list of shareholders and establishes that such shareholder is a shareholder and has complied with the requirements of making demand for inspection of such documents, the burden of proof is on the Company to establish that the inspection is for an improper purpose.

Any director shall have the right to examine the Company’s stock ledger, a list of its shareholders and its other books and records for a purpose reasonably related to the director’s position as a director.

Provision	Ohio	Delaware
Lists of Shareholders Entitled to Vote

Upon request of any shareholder at any meeting of shareholders, there shall be produced at such meeting an alphabetically arranged list, or classified lists, of the shareholders of record as of the applicable record date, who are entitled to vote, showing their respective addresses and the number and class of shares held by each.

The Company must prepare, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Company.

If the meeting is to be held at a place, then a list of shareholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any shareholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any shareholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Declaration and Payment of Dividends

Under the OGCL, the Board may declare and pay dividends and distributions (of cash, property, or shares) on the outstanding shares of the Company’s capital stock from any type of surplus. However:

•      no dividend can be declared if the Company is insolvent or if there is reasonable ground to believe that the payment would render the Company insolvent;

•      no dividend can be paid to the holders of shares of any class if the payment would violate the rights of the holders of shares of any other class; and

•      no dividend on shares of any class can be paid in shares of another class if any of the authorized shares being distributed are already outstanding, unless the payment is authorized by the holders of at least two-thirds of the shares of the class in which payment is to be made.

The Company’s Series A Convertible Stock ranks senior to the Company’s common stock with respect to the payment of dividends.

Under the DGCL, subject to subject to the rights of the holders of any series of preferred stock, the Board may declare, and the Company may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the Company is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

The Company’s Series A Convertible Stock ranks senior to the Company’s common stock with respect to the payment of dividends.

Fiduciary Duties of Directors

Directors must act (i) in good faith; (ii) in a manner the director reasonably believes to be in (or not opposed to) the best interests of the Company; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Directors must be fully and adequately informed and use the amount of care an ordinarily careful and prudent person would use in similar circumstances (duty of care).

Directors must act in good faith for the benefit of the Company and shareholders, not in their own personal interests (duty of loyalty).

Beneficiaries of Fiduciary Duties

In determining the best interests of the Company, directors may consider interests of employees, suppliers, creditors and customers; state and federal economic considerations; and community and societal considerations in addition to the short- and long-term interests of shareholders.

Directors owe fiduciary duties to the Company and its shareholders. In cases of insolvency, fiduciary duties are also owed to creditors.

Provision	Ohio	Delaware
Personal Liability of Directors

Directors generally can be found liable for damages only with clear and convincing evidence that the director's act or omission was taken with either (i) deliberate intent to injure the Company; or (ii) reckless disregard for the Company’s best interest.

Directors may be held jointly and severally liable if they approve (i) an illegal dividend, distribution or share repurchase; (ii) a distribution to shareholders during the winding up of affairs without paying or making provision for all known obligations of the Company; or (iii) the making of a loan, other than in the usual course of business, to an officer, director or shareholder (subject to certain exceptions).

The Delaware Certificate of Incorporation provides that the personal liability of a director for breach of fiduciary duty as a director is eliminated to the maximum extent permitted by the DGCL.

However, the DGCL does not permit the limitation or elimination of a director’s personal liability for (a) any breach of the director’s duty of loyalty to the Company or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit.

Provision	Ohio	Delaware
Indemnification of Directors and Officers

The Ohio code of regulations provides that the Company must indemnify a director, officer, trustee, employee or agent of the Company who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in right of the corporation), against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred, if the person (i) acted in good faith; (ii) acted in a manner reasonably believed to be in or not opposed to the Company’s best interests; and (iii) in a criminal action, had no reason to believe their conduct was unlawful.

The Company must indemnify a director, officer, trustee, employee or agent of the Company who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding by or in the right of the corporation against expenses (including attorneys' fees), actually and reasonably incurred in connection with the defense or settlement of such action or suit, if the person acted (i) in good faith; and (ii) in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Company.

No indemnification shall be made with respect to (a) any claim, issue, or matter where the director or officer is determined liable for negligence or misconduct in the performance of the director’s or officer’s duty to the Company, unless the court finds that, in view of all the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnify for expenses the court deems proper; and (b) any action or suit in which the only liability asserted against a director relates to unlawful dividends, distributions of assets or share repurchases.

The Company is required to indemnify a director or officer who is successful in defending any action.

Under the DGCL and the Delaware Bylaws, the Company must indemnify a director or officer, and may indemnify an employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement if the person (i) acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company; and (ii) with respect to any criminal action, had no reasonable cause to believe their conduct was unlawful.

The Company may indemnify a director, officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company.

The Company is required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board or brought to enforce a right to indemnification.

No indemnification shall be made in respect of any claim, issue or matter as to which a director, officer, employee or agent shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Indemnification is not available to any person in connection with a proceeding:

•      for which payment has actually been made under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

•      for any disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any similar federal, state or local law;

•      for any reimbursement of any bonus or other incentive-based or equity-based compensation as required under the Exchange Act;

•      initiated against the Company, unless the Board authorizes the proceeding, the Company provides the indemnification in its sole discretion, or indemnification is otherwise required by law, the Delaware Certificate of Incorporation or the Delaware Bylaws; or

•      if prohibited by law.

A director or officer who is successful, on the merits or otherwise, in defending any proceeding subject to the DGCL’s indemnification provisions must be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred.

Loans to Officers and Directors

Directors are jointly and severally liable to the Company if they approve the making of a loan, other than in the usual course of business, to an officer, director or shareholder, unless, at the time of the loan was made, a majority of the disinterested directors voted for the loan and, taking into account the terms and provisions of the loan and other relevant factors, determined that the making of the loan could reasonably be expected to benefit the Company.  Directors shall be jointly and severally liable for the amount of the loan with interest on it at the statutory rate until the amount has been paid.

The Company may lend money to, or guarantee any obligation of, any officer or other employee of the Company or its subsidiary, including any officer or employee who is a director of the Company or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Company.

Material U.S. Federal Income Tax Consequence of the Reincorporation to U.S. Holders

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired our common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). This summary only applies to persons who hold our common stock and will hold Agilysys (Delaware) common stock as capital assets (generally, property held for investment) under the Code. Shareholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of our common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United

States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Ohio to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) U.S. holders of Agilysys (Ohio)’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of a U.S. holder in its shares of Agilysys (Delaware)’s common stock received in the Reincorporation will be equal to the aggregate tax basis of such U.S. holder in its shares of Agilysys (Ohio)’s common stock converted therefor, and (3) the holding period of a U.S. holder in its shares of Agilysys (Delaware)’s common stock received in the Reincorporation will include the holding period of such U.S. holder in its shares of Agilysys (Ohio)’s common stock converted therefor.

No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the Reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the Reincorporation.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated unless and until shareholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Ohio Certificate of Conversion with the Secretary of State of the State of Ohio and the filing of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware.

Required Vote

This proposal requires an affirmative vote of the holders of two-thirds of the outstanding shares of our common stock and Series A Convertible Preferred Stock, voting together as a single class. In addition, we have sought and obtained the separate class vote of the Series A Holders, although whether this is required by the terms of the Series A Convertible Preferred Stock is ambiguous.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.  PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” PROPOSAL 2 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3 EXCLUSIVE FORUM

Background of the Exclusive Forum Proposal

In the event the Reincorporation Proposal is approved, the Delaware Certificate of Incorporation will provide that, unless we consent to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any derivative action or proceeding brought on our behalf, any action asserting a claim of breach of fiduciary duty owed by any of our shareholders, directors, officers, or other employees to us or to our shareholders, any action asserting a claim arising pursuant to the DGCL.  In addition, the Delaware Certificate of Incorporation will provide that, unless we consent to the selection of an alternative forum, actions brought under the Securities Act must be brought in the federal district courts of the United States.

The Board believes that this provision (the “Exclusive Forum Provision”) is an important piece of the Company’s governance structure to provide increased consistency in the application of Delaware law or federal law, as applicable, for the specified types of actions and proceedings, and is in the best interests of the Company and its shareholders.

If this Exclusive Forum Proposal and the Reincorporation Proposal are approved by the holders of two-thirds of the voting power of the Company’s capital stock, then the Company will include the Exclusive Forum Provision in the Delaware Certificate of Incorporation. Conversely, if fewer than two-thirds of the voting power of the Company’s capital stock votes in favor of this Proposal but the Reincorporation Proposal is approved, then the Exclusive Forum Proposal will not be included in the Delaware Certificate of Incorporation.

Board’s Recommendation to Shareholders

The Board regularly reviews the corporate governance policies and practices of the Company to determine whether they are appropriate for the Company and will advance the Board’s and management’s goal of maximizing long-term shareholder value. As part of that review, the Board considered whether the inclusion of the Exclusive Forum Provision in the Delaware Certificate of Incorporation is advisable. The Board evaluated both the advantages and disadvantages of including the Exclusive Forum Provision, and determined that including the Exclusive Forum Provision is in the best interests of the Company and our shareholders for the following reasons:

•	The Delaware courts have established a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance;

•

The Exclusive Forum Provision would reduce the risk of duplicative lawsuits in multiple jurisdictions relating to such disputes, thus saving the significant costs and effort in addressing cases brought in multiple jurisdictions;

•	The Exclusive Forum Provision will reduce the risk that the outcome of cases in multiple jurisdictions could be inconsistent, even though each jurisdiction purports to follow Delaware law;

•	The Board believes that lawsuits involving claims under the federal Securities Act belong in federal courts, which are in the best position to interpret federal laws and regulations;

•

The Exclusive Forum Provision will only regulate the forum where our shareholders may file claims relating to the specified disputes; it does not restrict the ability of our shareholders to bring such claims, nor does it affect the remedies available if such claims are ultimately successful;

•

The Company will retain the ability to consent to an alternative forum in appropriate circumstances where the Company determines that its interests and those of its shareholders are best served by permitting a particular dispute to proceed in a different forum; and

•	The Exclusive Forum Provision was not adopted in anticipation of any specific litigation or transaction.

The Board is aware that certain proxy advisors, and some institutional investors, have policies that do not support exclusive forum provisions unless the company proposing such a provision can show that it already has suffered material harm as a result of multiple shareholder suits filed in different jurisdictions regarding the same matter. However, the Board believes it is in the best interest of the Company and its shareholders to take preventive measures against the potential harm from such litigation tactics. An exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder favors and some shareholders may take the view that such a provision may discourage lawsuits with respect to such claims. However, as the Exclusive Forum Provision addresses only where a suit may be filed and does not deprive a shareholder the right to assert claims or obtain any type of relief, the Board believes that the Exclusive Forum Provision’s benefits outweigh any perceived harms.

Required Vote

This proposal requires an affirmative vote of the holders of two-thirds of the outstanding shares of our common stock and Series A Convertible Preferred Stock, voting together as a single class. In addition, we have sought and obtained the separate class vote of the Series A Holders, although whether this is required by the terms of the Series A Convertible Preferred Stock is ambiguous.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.  PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” PROPOSAL 3 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

BENEFICIAL OWNERSHIP OF COMMON SHARES

The following table shows the number of common shares beneficially owned as of September 20, 2021, by (i) each current director; (ii) our Named Executive Officers; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to beneficially own more than 5% of our common shares. Percent of common shares are calculated based on 26,340,880 shares of common stock, consisting of 24,605,423 shares of common stock outstanding on June 30, 2021, and 1,735,457 shares of common stock into which 1,735,457 shares of Series A Convertible Preferred Stock outstanding on June 30, 2021, are now convertible.

Name	Common Shares	Common Shares Subject to Exercisable Options	Restricted Common Shares	Total Common Shares Beneficially Owned (1)	Percent of Class	Series A Convertible Preferred Shares (2)	Percent of Class
Directors and Nominees
Donald Colvin	29,432	—	1,435	30,867	*	—	*
Dana Jones	10,506	—	1,435	11,941	*	—	*
Jerry Jones	54,372	—	1,435	55,807	*	—	*

Name	Common Shares	Common Shares Subject to Exercisable Options	Restricted Common Shares	Total Common Shares Beneficially Owned (1)	Percent of Class	Series A Convertible Preferred Shares (2)	Percent of Class
Directors and Nominees
Michael A. Kaufman (3)	4,138,379	—	1,435	4,139,814	15.7	1,735,457	100
Melvin Keating	37,371	—	1,435	38,806	*	—	*
John Mutch	38,666	—	1,435	40,101	*	—	*
Named Executive Officers
Ramesh Srinivasan	681,199	288,428	—	969,627	3.6	—	*
Tony Pritchett	274	—	—	274	*		*
William David (“Dave”) Wood	18,839	53,528	2,880	75,247	*	—	*
Kyle Badger	93,015	133,285	3,383	229,683	*	—	*
Prabuddha Biswas	75,219	—	3,263	78,482	*	—	*
Don DeMarinis	9,491	43,439	3,438	56,368	*	—	*
All current directors and executive officers (16 persons)	5,254,495	680,798	33,168	5,968,461	22.1	1,735,457	100
Other Beneficial Owners
MAK Capital One LLC et al 590 Madison Avenue, 9th Floor New York, New York 10022	3,952,064 (3)				15.0	—	*
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	2,986,869 (4)				11.4	—	*
Nine Ten Capital Management LLC 1603 Orrington Ave, Ste 1650 Evanston, IL 60201	1,699,920 (5)				6.5	—	*

The Vanguard Group, Inc. PO Box 2600 V26 Valley Forge, PA 19482-2600	1,562,203(6)	5.9	—	*

* Less than 1%.

(1)Unless otherwise noted, beneficial ownership of the shares comprises both sole voting and dispositive power or voting and dispositive power that is shared with a spouse, except for restricted shares for which the individual has sole voting power but no dispositive power until such shares vest.

(2)Each share of Series A Convertible Preferred Stock is convertible into one share of common stock, at any time on a one-for-one basis, subject to anti-dilution adjustment and certain approvals, if required, and has no expiration date.

(3)MAK Capital One L.L.C. (“MAK Capital”) beneficially owns 3,952,064 shares of common stock, inclusive of 1,735,457 shares of common stock issuable upon conversion of 1,735,457 shares of Series A Convertible Preferred Stock (the “Convertible Preferred Shares”) owned by MAK Capital Fund LP (“MAK Fund”) and MAK Capital Distressed Debt Fund I, LP (“MAK CDD Fund”), representing 15.0% of the outstanding shares on a fully diluted basis. Mr. Kaufman beneficially owns 4,138,379 shares of common stock, inclusive of the Convertible Preferred Shares, representing 15.7% of the outstanding shares on a fully diluted basis. MAK Fund beneficially owns 3,498,408 shares, representing 13.3% of the outstanding shares on a fully diluted basis. MAK CDD Fund beneficially owns 297,507 shares, representing 1.1% of the outstanding shares on a fully diluted basis. MAK Capital acts as the investment manager of MAK Fund and MAK CDD Fund. Michael A. Kaufman is the managing member of MAK Capital. Each of MAK Fund and MAK CDD Fund shares voting power and investment power with MAK Capital and Mr. Kaufman. The address of MAK Capital One LLC, MAK CDD Fund and Mr. Kaufman is 590 Madison Avenue, 9th Floor, New York, NY 10022. The address of MAK Fund is c/o Dundee Leeds Management Services Ltd., 129 Front Street, Hamilton, HM 12, Bermuda.

(4)As reported on a Schedule 13G/A dated January 6, 2021. Blackrock, Inc. has sole voting power with respect to 2,960,763 shares and sole dispositive power with respect to all the shares. The address of Blackrock, Inc. is BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(5) As reported on a Schedule 13G/A dated February 12, 2021. The address for Nine Ten Capital Management LLC is 1603 Orrington Ave, Ste 1650, Evanston, IL 60201.

(6)As reported on a Schedule 13G/A dated February 8, 2021. The Vanguard Group has sole voting power with respect to none of the shares, shared voting power with respect to 43,551 shares, sole dispositive power with respect to 1,503,309 shares, and shared dispositive power with respect to 58,994 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors and certain of its executive officers and persons who beneficially own more than 10% of the Company’s common shares to file reports of and changes in ownership with the SEC. Based solely on the Company’s review of copies of SEC filings it has received or filed, the Company believes that each of its directors, executive officers, and beneficial owners of more than 10% of the shares satisfied the Section 16(a) filing requirements during fiscal year 2021, other than: Mr. Badger filed a Form 4 on June 4, 2020, which was 1 day late due to the Company’s delay in calculating shares withheld to satisfy withholding taxes; Mr. Jacks filed a Form 4 on November 13, 2020, which was 1 day late due to his delay reporting the details of the transaction to the Company; Mr. Wood filed a Form 3 on November 23, 2020, which should have been filed by June 3, 2020, due to several failures of the Company during that time to obtain filer codes on Mr. Wood’s behalf, partly as a result of changes of processes and inability to work in the office as a result of the COVID-19 pandemic; and Mr. DeMarinis filed a Form 4 on February 17, 2021, which was 1 day late due to his delay in reporting the details of the transaction to the Company.

EXECUTIVE OFFICERS

The following are biographies for each of our current, non-director executive officers. The biography for Mr. Srinivasan, our President and Chief Executive Officer, and a director, is provided above.

Name	Age	Current Position	Previous Positions
William David (“Dave”) Wood III	43	Vice President and Chief Financial Officer since June 2020.

Vice President – Corporate Strategy & Investor Relations from June 2019 to May 2020.  Vice President – Finance from June 2017 to June 2019.  Senior Director, Financial Planning & Analysis from June 2016 to June 2017.  Director, Financial Planning & Analysis from August 2013 to June 2016.  Controller of the Hospitality Division from November 2011 to August 2013.

Kyle Badger	53	Senior Vice President, General Counsel and Secretary since October 2011.	Executive Vice President, General Counsel and Secretary at Richardson Electronics, Ltd. from 2007 until October 2011.
Prakash Bhat	58	Vice President and Managing Director, India, since March 2017.	Vice President, India Operations, at Radial Omnichannel Technologies India, from November 2015 until March 2017. Vice President, Bally Technologies India, from September 2005 to August 2014.
Prabuddha Biswas	61	Senior Vice President, Chief Technology Officer since April 2018.

Chief Technology Officer, Alert Logic, from August 2015 until April 2018. Vice President of Engineering, Airbiquity, from June 2013 until August 2015. Senior Vice President of Engineering, Medio Systems, from June 2011 until June 2013.

Don DeMarinis	57	Senior Vice President Sales and Marketing, Americas, since January 2018.

Chief Commercial Officer, Global, QikServe Limited, from April 2017 until January 2018. Executive Vice President/Chief Revenue Officer, Gusto, from June 2016 until April 2017. Vice President, Sports, Leisure & Entertainment Business Unit, Oracle/MICROS, January 2011 until June 2016.

Robert Jacks	63	Vice President and Chief Information Officer since July 2018.

Vice President of Professional Services from June 2015 until July 2018. President, Robert L. Jacks & Associates, LLC, from August 2013 until June 2015. Chief Information Officer, Chickasaw Nation, August 2005 until July 2013.

Jeba Kingsley	48	Vice President, Professional Services since December 2018.

Vice President, Global Services, Scientific Games, from November 2014 until November 2017. Vice President, Professional Services, Bally Technologies, from March 2013 until November 2014. Senior Director, Professional Services, Bally Technologies, from April 2010 until February 2013.

Name	Age	Current Position	Previous Positions
Sridhar Laveti	54	Sr. Vice President of Established, Emerging Products and Customer support since June 2020 Vice President of Established Products and Customer Support since September 2017.

Vice President, Business Transformation from May 2017 until September 2017. Senior Vice President, Gaming Systems, at Bally Technologies from December 2014 until September 2017. Senior Vice President, Bally Technologies, from April 2006 until December 2014.

Chris Robertson	50	Vice President, Corporate Controller and Treasurer, since June 2019.	Corporate Controller and Treasurer from June 2017 until June 2019. Corporate Controller from February 2017 until June 2017. Managing Director at Grant Thornton LLP from 2010 until January 2017.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (the “CD&A”) describes our executive compensation philosophy and programs for our Named Executive Officers during fiscal year 2021, being the year beginning April 1, 2020, and continuing through March 31, 2021. Compensation arrangements with our Named Executive Officers are governed by the Compensation Committee of our board of directors.

Our Named Executive Officers in fiscal year 2021 consisted of our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), our former CFO, and our three other most highly compensated officers during fiscal year 2021, as listed below:

•	Ramesh Srinivasan, President and CEO
•	Tony Pritchett, our former Vice President and CFO
•	Dave Wood, Vice President and CFO
•	Kyle Badger, Senior Vice President, General Counsel and Secretary
•	Prabuddha Biswas, Senior Vice President, Chief Technology Officer
•	Don DeMarinis, Senior Vice President Sales, Americas

Each of the Named Executive Officers other than Mr. Wood were also Named Executive Officers in the prior fiscal year and continued in their positions for fiscal year 2021. Mr. Pritchett resigned as our CFO, and Mr. Wood was promoted to the role of CFO, effective June 1, 2020, during fiscal year 2021.

For fiscal year 2021, Mr. Pritchett earned $49,900 in base salary, based on his compensation level set in the prior fiscal year, was not eligible for an annual incentive and received no long-term equity awards. Accordingly, this CD&A omits any discussion of his compensation for fiscal year 2021. See the Summary Compensation Table and the notes thereto on page 46 for further details on Mr. Pritchett’s compensation in fiscal year 2021.

Compensation Focus for Fiscal Year 2021

The global spread and unprecedented impact of COVID-19 had a significant impact on our business, the hospitality industry and the global economy during fiscal year 2021. In response to the pandemic, we took steps to reduce operating costs and improve efficiency, which included benefit limitations and decreases in salaries that substantially reduced cash compensation for the Named Executive Officers and our other executives and senior employees.

The compensation structure for our Named Executive Officers for fiscal year 2021 was similar to the compensation structure for Named Executive Officers in recent prior years. Our CEO’s compensation includes base salary and an annual incentive based on company financial performance that is settled in shares of common stock. The compensation for our other Named Executive Officers includes base salary, annual cash incentives based on company financial performance, and long-term equity incentives.

As part of our response to the COVID-19 pandemic, at the beginning of fiscal year 2021, we implemented a six-month reduction in base salary for most senior employees, including a 30% reduction in base salary for executives. Ramesh Srinivasan, our CEO, voluntarily took no base salary for the first nine months of fiscal year 2021.

After considering the results of our recent votes on Named Executive Officer compensation, which confirmed the Company’s general philosophy and objectives relative to our executive compensation program, the Compensation Committee continued to link executive pay to performance and maintained annual incentive opportunities for the Named Executive Officers generally at the same level as fiscal year 2021. Annual incentive performance targets for fiscal year 2021 were well in the process of being determined at the onset of the pandemic, and given the difficulties of predicting the impact of the pandemic on our business at that time, we continued our practice of focusing annual incentive performance targets on improvements over fiscal year 2020 results. As in prior years, the annual incentive for our CEO, while based on the same company financial measures as the annual incentives for the other Named Executive Officers, was settled in shares of common stock to further align the CEO with shareholder interests and to emphasize long term value creation.

In fiscal year 2021, the Compensation Committee increased the value of long-term equity incentive awards to all participants, including the Named Executive Officers, compared to recent prior years, to bolster retention at a time when it appeared that the hospitality industry and the Company would be disproportionately impacted by the COVID-19 pandemic. As discussed below under the heading Fiscal Year 2021 Compensation, a significant portion of the long-term incentives awarded to the Named Executive Officers in fiscal year 2021 would vest only upon the attainment of more than a 100% increase in the market price of the Company’s common stock. Our CEO did not receive any long-term equity incentive award in fiscal year 2021 since he received a large award upon the renewal of his employment agreement at the end of fiscal year 2020.

Compensation Philosophy, Objectives, and Structure

Our Compensation Committee adopted its pay philosophy, objectives, and structure for Named Executive Officers to achieve financial and business goals and create long-term shareholder value.

Compensation Philosophy and Objectives.  For fiscal year 2021, given the potential impact of the pandemic on the hospitality industry and our business, our Compensation Committee’s pay philosophy was to reduce cash compensation and emphasize long-term performance-based compensation in the form of long-term equity incentives. The Compensation Committee’s objective was to establish an overall compensation package to:

•	Tie a significant portion of compensation to the long-term performance of our common shares;
•	Reward the achievement of business objectives approved by our board of directors;
•	Provide a rational, consistent, and competitive executive compensation program that is well understood by those to whom it applies; and
•	Retain, and motivate executives who could significantly contribute to our success.

Compensation Structure.  Our compensation structure is comprised of:

Base Salary — Base salary provides fixed pay levels aimed to attract and retain executive talent. Variations in salary levels among Named Executive Officers are based on each executive’s roles and responsibilities, experience, functional expertise, relation to peer pay levels, competitive assessments, individual performance, and changes in salaries in the overall general market and for all employees of the Company. Salaries are reviewed annually by our Compensation Committee, and changes in salary are based on these factors and input from our CEO, other than for himself. None of the factors are weighted according to any specific formula. Salaries for new executive officers are generally based on the Compensation Committee’s discretion and judgment but may be based on any of the above-mentioned relevant factors.

Annual Incentives — Annual incentives provide cash variable pay for achievement of the Company’s financial goals, with target incentives set as a percentage of salary, and are designed to reward achievement of goals with an annual cash payment. At the end of each fiscal year, the Compensation Committee considers the aggregate compensation of each Named Executive Officer and may adjust the annual incentive payment otherwise earned if the aggregate compensation is deemed deficient or excessive in the opinion and discretion of the Compensation Committee. Annual incentives for our CEO are settled in shares of common stock, instead of cash.

Long-Term Incentives — Long-term incentives are variable, equity incentives designed to drive improvements in performance that build wealth and create long-term shareholder value by tying the value of earned incentives to the long-term performance of our common shares. Target long-term incentives are also set as a percentage of salary.

Compensation Key Considerations

Annual Goal Setting.  Annual goals for our Named Executive Officers may be tied to our financial, strategic, and operational goals and may include business specific financial targets relating to our goals. For fiscal year 2021, the Compensation Committee linked annual incentive goals to financial targets emphasizing both growth and profitability. Annual incentives were based on revenue growth, but payment was conditioned upon the achievement of a minimum adjusted EBITDA and a minimum end of year cash balance.

Variable Pay at Risk.  Our compensation philosophy drives the provision of greater at-risk pay to our Named Executive Officers, and variable pay at risk comprised between 50% and 69% of target annual compensation for the Named Executive Officers. Our Named Executive Officers have significant opportunities for long-term, equity-based incentive compensation, as our philosophy is to tie a significant portion of compensation to the long-term performance of our common shares. Thus, significant emphasis is placed on long-term shareholder value creation, thereby we believe minimizing excessive risk taking by our executives.

Compensation Consultants and Competitive Market Assessments.  The Compensation Committee did not engage a compensation consultant and did not rely on any market assessment of compensation in setting compensation for fiscal year 2021.

Tally Sheets.  Our Compensation Committee analyzed tally sheets at the beginning of the fiscal year to review overall compensation and pay mix for each Named Executive Officer. Tally sheets included a three-year look-back of total compensation, including annual cash compensation, long-term incentive awards granted and earned, and benefits and perquisites. Tally sheets also included a cumulative inventory of equity grants by fiscal year, including the value of outstanding equity at the Company’s then current stock price and the value received for prior vesting and exercises of equity. The tally sheets brought together, in one place, all elements of Named Executive Officers’ actual compensation and information about wealth accumulation so that our Compensation Committee could analyze the individual elements, the mix of compensation and the aggregate total amount of annual and accumulated compensation. Tally sheets were also used by the Committee to evaluate internal pay equity among the Named Executive Officers and to determine the impact of employment termination or change of control events. In support of the philosophy of rewarding performance, tally sheets are used by the Compensation Committee to review compensation as compared to expectations, and our Compensation Committee determined that annual compensation set for our Named Executive Officers for fiscal year 2021 was consistent with expectations and with the established compensation philosophy and pay mix guidelines driven by that philosophy.

Fiscal Year 2021 Compensation

Base Salary.  For fiscal year 2021, stated base salary for the Named Executive Officers did not change from fiscal year 2020, and in order to conserve cash during the COVID-19 pandemic, the base salary of each of the Named Executive Officers was reduced by 30% for the first six months of the fiscal year. Mr. Srinivasan voluntarily agreed to accept no base salary for the first nine months of the fiscal year.

Mr. Wood was appointed CFO in fiscal year 2021, and the Committee set his annual base salary at $240,000, subject to the 30% reduction discussed above, which was the level the Committee believed to be competitive for his position and necessary to retain him in his role. The Committee based their assessments on the recommendation of the CEO and their own experience and judgement.

Annual Incentives.

Annual Incentive Targets.  The Compensation Committee set fiscal year 2021 annual incentive goals at the beginning of the fiscal year when the impact of the COVID-19 pandemic on our business was difficult to predict. As previously discussed, the Committee linked the annual incentive goals of the Named Executive Officers to revenue, Adjusted EBITDA and cash balance. All the Named Executive Officers were subject to the same annual incentive structure:

•	100% of target annual incentives were based on the Company’s achievement of a fiscal year 2021 revenue target of $165 million;
•	provided that Adjusted EBITDA after payment of annual incentives was not less than $14M;
•	provided, further, that the Company’s balance of cash and cash equivalents at the end of fiscal year 2021, was at least $40 million, exclusive of any offering proceeds or borrowings.

Component	Weighting (%)	Threshold		Target		Maximum
		Amount	Payout (% of target incentive)	Amount	Payout (% of target incentive)	Amount	Payout (% of target incentive)
Revenue	100	$155M	30	$165M	100	$185M	150

Achievement would be scaled between the threshold level and the target level and between the target level and the maximum level. Payouts were capped at 150% of target incentives.  If either the Adjusted EBITDA or cash balance conditions were not achieved, then the annual incentives would not be earned. Due to the uncertain impact of the COVID-19 pandemic at the beginning of the fiscal year, the Committee also allowed for up to 30% achievement, in their discretion, if the threshold level of revenue was not met, provided that the Adjusted EBITDA and cash balance conditions were met.

For fiscal year 2021, the Committee continued to believe that revenue growth was most accretive to shareholder value. The Committee imposed the Adjusted EBITDA and cash balance conditions in order to encourage disciplined management of Company expenses and profitable growth.

Given the potential impact of the COVID-19 pandemic on the hospitality industry and our business, the Compensation Committee believed that the plan involved performance that was extraordinarily difficult at the target levels and at the maximum level being achievable only if the COVID-19 pandemic unexpectedly had little to no impact on our business.

Annual Incentive Results.  Total revenue decreased $23.6 million, or 14.7%, in fiscal 2021 compared to fiscal 2020. Fiscal year 2021 revenue was $137.2 million, compared to 160.6 million in fiscal year 2020, and well below the $155 million threshold level for annual incentive achievement. Notwithstanding the failure to achieve the threshold revenue target, the Committee believed the Company had significantly exceeded expectations with respect to growing Adjusted EBITDA and cash balance despite the challenges of the COVID-19 pandemic. Adjusted EBITDA grew 105% over fiscal year 2020, and cash balance grew 40% over fiscal year 2020, excluding the proceeds of the offering of Convertible Preferred Stock. Accordingly, the Committee used its discretion to certify 30% achievement of annual incentive targets.

Component	Result	Target	Achievement
Revenue	$137.2M	$165.0M	30%
Adjusted EBITDA	$26.7M	$14.0	Achieved
Cash Balance	$65.2M	$40.0M	Achieved

CEO Annual Incentive.  Mr. Srinivasan was eligible for an annual incentive for fiscal year 2021 based on the Company financial performance metrics described above, with any such earned incentive to be settled in shares of common stock. Pursuant to his employment agreement, Mr. Srinivasan’s target annual incentive for fiscal year 2021 was set at 100% of his base salary, or $600,000, with a maximum potential incentive of $900,000 (150% of his base salary), payable upon achievement of 150% of the annual incentive goals, and a threshold potential incentive of $300,000 (50% of his target annual incentive), payable upon achievement of 50% of the annual incentive goals.

Based on the fiscal year 2021 results discussed above, Mr. Srinivasan earned 30%, or $180,000, of his annual incentive target. Accordingly, the Compensation Committee awarded Mr. Srinivasan 3,403 shares of common stock, being the number of shares having a value of $180,000 based on the closing price of the Company’s common stock on May 26, 2021, the date that the Committee made its determination.

Annual Incentives for the Other Named Executive Officers.  Fiscal year 2021 target annual incentives for the other Named Executive Officers other than Mr. DeMarinis, were set as 50% of the executive’s base salary. Mr. DeMarinis’ annual incentive was set as 60% of his base salary, and he was also eligible for target annual incentives of $150,000 for commissions and other sales-related incentives due to his role as head of our Americas Sales teams.

Annual incentives comprised 18% to 31% of total fiscal year 2021 target compensation for these Named Executive Officers.

Officer	Target Annual Incentive as % of Base Salary	Target Annual Incentives ($)	Target Annual Incentive as % of FY21 Total Target Compensation
Dave Wood	50%	120,000	18%
Kyle Badger	50%	140,000	18%
Prabuddha Biswas	50%	135,000	18%
Don DeMarinis	100%	250,000	31%

Additional detail about target and maximum incentives are disclosed in the Grants of Plan-Based Awards for Fiscal Year 2021 table below.

Based on the fiscal year 2021 results discussed above, each of the Named Executive Officers earned 30% of their target annual incentives subject to the annual incentive plan described above. Mr. DeMarinis earned an additional $75,350 of his target $150,000 sales incentives based on the net gross profit of eligible sales.

Officer	Annual Incentive Plan Target ($)	Achievement (%)	Annual Incentive Plan Payout ($)	Annual Sales Incentive Payout ($)	Total Annual Incentives Payouts ($)
Dave Wood	120,000	30	36,000	—	36,000
Kyle Badger	140,000	30	42,000	—	42,000
Prabuddha Biswas	135,000	30	40,500	—	40,500
Don DeMarinis	150,000	30	45,000	75,350	120,350

Long-Term Incentives.  As with the annual cash incentives, the Compensation Committee approved fiscal year 2021 long-term incentive (“LTI”) awards for the Named Executive Officers other than Mr. Srinivasan at the beginning of the year when the impact of the COVID-19 pandemic and the outcome for the fiscal year were substantially uncertain. LTI awards to these Named Executive Officers consisted of stock-settled appreciation rights (“SSARs”) and restricted shares. Mr. Srinivasan did not receive any long-term equity incentive award in fiscal year 2021 since he received a large award upon the renewal of his employment agreement at the end of fiscal year 2020.

In fiscal year 2021, the Compensation Committee increased the value of long-term equity incentive awards to all participants, including the Named Executive Officers, compared to recent prior years, to bolster retention at a time when it appeared that the hospitality industry and the Company would be disproportionately impacted by the COVID-19 pandemic. As a result, there were insufficient shares remaining under the Company’s shareholder-approved 2016 Stock Incentive Plan to complete the proposed grants, and the grants were made by the Committee subject to approval by the shareholders of the Company’s 2020 Equity Incentive Plan. The 2020 Equity Incentive Plan was approved by shareholders at the 2020 Annual Meeting of Shareholders on November 19, 2020.

With respect to the LTI awards, the Committee considered various alternatives. While annual incentives target specific performance goals, the Committee’s focus with LTI awards has been to link compensation directly to shareholder gains. SSARs provided the direct link between compensation and shareholder gains in a less dilutive manner than traditional stock options. In addition, restricted shares tie compensation to shareholder gains and highly bolster retention over the three-year vesting period.

The Committee had awarded Mr. Srinivasan a grant of 600,000 SSARs at the time his employment agreement with the Company was extended in February 2020, which included 125,000 SSARs that would best upon the closing price of the Company’s common stock attaining $45 per share. In June 2020, during the annual compensation review, the Committee desired to give the other Named Executive Officers a meaningful number of SSARs with the same equity performance target as Mr. Srinivasan in order to focus the entire management team on the goal of increasing shareholder value. The Committee believed the $45 target share price continued to be appropriate especially since the Company’s closing stock price had dropped from a then all-time high of $36.85 on February 13, 2020, near the outset of the COVID-19 pandemic, to average less than $20 per share from February 24, 2020, through June 2, 2020, when the grants were awarded. In order to achieve the target, the closing price must have averaged at least $45 per share over a 10 consecutive trading day period. This target was achieved on February 11, 2021.

In setting LTI awards for the Named Executive Officers, the Committee received input and recommendations from our CEO, and at his recommendation set LTI awards for the Named Executive Officers at 125% of their base salaries, with the value of 25% of base salary being allocated to restricted common stock vesting in even amounts over three years, the value of 50% of base salary being allocated to SSARs vesting in even amounts over three years, and the value of 50% of base salary being allocated to SSARs vesting upon the closing price of the Company’s common stock attaining $45 per share for ten consecutive trading days prior to June 30, 2023.

Awards of restricted common stock were based on the closing price of our common stock on June 2, 2020, the date the Committee granted the awards subject to shareholder approval, $20.02, awards of time vesting SSARs were based on the Black-Scholes option pricing value of our common stock on June 2, 2020, $7.12, and awards of the performance vesting SSARs were based on the Lattice option pricing model that utilizes a binomial tree to forecast option pricing as of June 2, 2020, $3.07.

Officer	LTI Award	LTI Value ($)*	Shares Subject to Award (#)
Dave Wood	Restricted Stock Time-Vesting SSARs Performance SSARs	60,000 120,000 120,000 300,000	2,997 16,835 39,087
Kyle Badger	Restricted Stock Time-Vesting SSARs Performance SSARs	70,000 140,000 140,000 350,000	3,496 19,662 45,602
Prabuddha Biswas	Restricted Stock Time-Vesting SSARs Performance SSARs	67,500 135,000 135,000 337,500	3,371 18,960 43,973
Don DeMarinis	Restricted Stock Time-Vesting SSARs Performance SSARs	62,500 125,000 125,000 312,500	3,121 17,556 40,716

*LTI Value is as of June 2, 2020, the date awarded by the Compensation Committee. Due to rounding down to avoid fractional shares, the actual values of LTI awards received were less than the amounts stated in this table.

LTI awards comprised between 38% and 45% of total fiscal year 2021 target compensation for these Named Executive Officers.

The restricted shares vest in annual one-third increments on March 31, 2021 and 2022 and the remainder in equal quarterly increments on each of June 30, 2022, September 30, 2022, December 31, 2022, and March 31, 2023. The time-vesting SSARs vest in 20% increments on March 31, 2021, and 2022 and in 15% increments on each of June 30, 2022, September 30, 2022, December 31, 2022, and March 31, 2023. All of the SSARs have seven-year terms, are settled in common shares upon exercise, and were granted at an exercise price of $20.02, the closing price of the common shares on the date awarded by the Committee.

Because the awards were subject to shareholder approval of our 2020 Equity Incentive Plan, the value of the awards for purposes of stock compensation expense was determined on November 19, 2020, the date that shareholder approval was obtained. The closing price of our common stock on November 19, 2020, was $39.65, a 98% increase in value over the $20.02 closing price of our common stock on June 2, 2020, which had the effect of significantly increasing the recorded stock compensation expense for the LTI awards over the expected compensation expense as of the date the awards were granted on June 2, 2020. See the Summary Compensation Table on page 46 for the values expensed.

Additional Compensation – Executive Benefits.  We provide executive benefits to our Named Executive Officers including additional life and long-term disability insurance plans. From time to time, Named Executive Officers also may participate in supplier sponsored events. Executive benefits are further described in the Summary Compensation Table. We believe these benefits enhance the competitiveness of our overall executive compensation package. We have, however, limited executive benefits offered to reduce compensation costs. Additionally, welfare benefits offered to our Named Executive Officers are the same level of benefits offered to all Company employees.

Employment Agreements and Change of Control

The material termination and change of control provisions of various agreements are summarized below for each Named Executive Officer and are covered in more detail in the Termination and Change of Control table and accompanying discussion.

Employment Agreements.  The Company has entered into employment agreements with each of the Named Executive Officers.

In accordance with his employment agreement, Mr. Srinivasan will serve as CEO and President for a three-year initial term beginning on January 1, 2020. The term of employment will automatically extend for successive periods of one year unless either the Company or Mr. Srinivasan provides written notice of non-renewal at least 90 days before the end of the then-current employment term.  If the employment agreement is terminated by the Company without cause or by Mr. Srinivasan for good reason, then subject to his execution of a release of claims, Mr. Srinivasan will be entitled to receive severance equal to two years’ then-current base salary and two times the value of his target annual bonus performance shares, which will be paid during regular pay intervals over the course of two years.  In addition, he will also receive (a) a lump sum payment in cash, on the 60th day after the termination date, equal to the total after-tax premiums required to pay for 24 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans; (b) a lump sum payment in cash of his pro-rated bonus for the year of termination based on actual performance with no negative discretion by the Board; and (c) twelve (12) months of accelerated vesting of all equity compensation awards that are subject to time or service-based vesting and were unvested and outstanding on the termination date.  However, if notice of non-renewal is given within the last 12 months of the initial three-year employment term severance will only be paid for a 12-month period.  If such termination occurs within three months before or 24 months after a change in control, Mr. Srinivasan will receive two times the sum of his then-current base salary and target annual bonus, two times the COBRA payment and 100% release of any post-closing restrictions related to equity awards that were deemed vested as a result of the change of control.  In addition, upon any termination of employment, Mr. Srinivasan will receive accrued but unpaid base salary and payment for any unused vacation and unreimbursed expenses.

The Company entered into employment agreements with each of the other Named Executive Officers on July 27, 2020, other than Mr. Pritchett, whose employment with the Company had terminated prior to this date. Under the employment agreements for these Named Executive Officers, upon termination without cause, we must pay severance equal to 12 months’ salary and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit plans. If the executive’s compensation is reduced by more than 10%, other than a general reduction that affects all similarly situated executives, or if at any time prior to a change in control the executive no longer reports to the CEO, the executive may terminate his employment if the Company fails to materially cure such condition within 30 days following notice of such condition by the executive, and the termination will be deemed to be a termination without cause and the executive is entitled to his or her severance benefits. In the event that any of these Named Executive Officers are terminated without cause or by the executive for good reason in the 24 months following a change of control of the Company, the executive is entitled to severance pay equal to 12 months’ salary and a pro rata portion of target annual incentive and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit.  None of the Named Executive Officers is entitled to excise tax gross-up payments.

In consideration of the severance benefits, Mr. Srinivasan is subject to 24-month post-termination confidentiality and non-disclosure requirements, as well as non-competition and non-solicitation obligations, except that if the term of his employment agreement expires at the end of the initial three-year term, the non-competition provisions will only apply for 12 months following termination. Each other employment agreement contains a 12-month post-termination non-solicitation provision, an indefinite confidentiality provision, and a 12-month post-termination non-compete provision.

Our Compensation Committee believes that the terms of these employment agreements enhance our ability to retain our executives and contain severance costs by providing reasonable severance benefits competitive with market practice. Severance costs are contained by limiting pay to one year in the absence of a change of control, limiting personal benefits, not providing accelerated vesting for awards under the agreements, and narrowly defining a voluntary termination that triggers severance benefits. Severance payments in the event of a change of control are subject to a double trigger such that severance benefits are provided only upon a combination of a change of control and a qualified termination. Additionally, the Company benefits greatly from the non-competition, non-disclosure, and non-solicitation clauses contained in the employment agreements.

Accelerated Vesting.  Except as described above for our CEO, none of the employment agreements provide for accelerated vesting of equity. Under our 2020 and 2016 Stock Incentive Plans, vesting is accelerated upon the actual occurrence of a change of control for all SSARs and restricted shares (including performance shares). The Compensation Committee believed that during a change of control situation, a stable business environment is in the shareholders’ best interests, and accelerated vesting provisions provide stability. The accelerated vesting provisions are applicable to all employees who receive equity awards, not just executive management.

The equity incentive awards granted to the Named Executive Officers for fiscal year 2021 are subject to a holding period of one year following a change of control. Under this provision, all unvested SSARs and restricted shares granted for fiscal year 2021 accelerate upon the actual occurrence of a change of control but remain subject to restrictions on exercise and transfer until the earlier of one year after the change of control or the executive’s qualified termination. The Committee believed that this further restriction during a change of control situation further promotes a stable business environment and is in the shareholders’ best interests.

CEO Pay Ratio Disclosure

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees. We determined our median employee in 2020 based on base salary (annualized in the case of full- and part-time employees who joined the company during fiscal year 2020) of each of our employees (excluding the CEO), as of March 31, 2021. The annual total compensation of our median employee (other than the CEO) for 2021 was $33,774. As disclosed in the Summary Compensation Table appearing on page 46, our CEO’s annual total compensation for fiscal year 2021 was $348,447. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 10 to 1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies. The pay ratio this year was positively impacted by a significant decline in our CEO’s annual compensation since he voluntarily did not accept a base salary for nine months of the fiscal year as a response to the COVID-19 pandemic, whereas the median employee’s salary does not reflect any pandemic related adjustments.

Additional Compensation Policies

Clawback – Recoupment of Bonuses, Incentives, and Gains.  Under the Company’s “clawback” policy, if the board of directors determines that our financial statements are restated due directly or indirectly to fraud, ethical misconduct, intentional misconduct, or a breach of fiduciary duty by one or more executive officers or vice presidents, then the board of directors will have the sole discretion to cancel any stock-based awards granted and to take such action, as permitted by law, as it deems necessary to recover all or a portion of any bonus or incentive compensation paid and recoup any gains realized in respect of equity-based awards, provided recoveries cannot extend back more than three years. Additionally, under Section 304 of the Sarbanes-Oxley Act, if we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, our CEO and CFO must reimburse us for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and any profits realized from the sale of our securities during those 12 months.

Stock Ownership Guidelines.  To underscore the importance of strong alignment between the interests of management and shareholders, the board of directors approved stock ownership guidelines for directors and executives, with our CEO and directors having the highest ownership requirements. Director and executive compensation are designed to provide a significant opportunity to tie individual rewards to long-term Company performance. The objective of our stock ownership guidelines is to support this overall philosophy of alignment and to send a positive message to our shareholders, customers, suppliers, and employees of our commitment to shareholder value. Each director and executive officer is expected to maintain minimum share ownership of shares with a value based on a multiple of base salary or director annual retainer listed below:

Multiple of Director Annual Retainer and Executive Base Salary
	2 Years	4 Years
Directors	3x	6x
CEO	3x	6x
Other Executive Officers	1.5x	3x

Stock ownership that is included toward attainment of the guidelines includes (i) shares owned directly (including through open market purchases, through the Company’s Employee Stock Purchase Plan or acquired and held upon vesting of Company equity awards); (ii) shares owned either jointly with, or separately by, his or her immediate family members residing in the same household; (iii) shares held in trust for the benefit of the individual, or his or her immediate family members; and (iv) in-the-money value of vested but unexercised stock options and stock appreciation rights.

Directors and executives are expected to attain the specified target ownership levels within both two and four years from the later of the effective date of this policy or becoming a director or an executive and remain at or above that level until retirement. Annually, the Compensation Committee of the board of directors reviews progress toward achieving these ownership levels, and at its meeting in May 2021, the Compensation Committee determined that all of the directors and executives met the prescribed ownership levels.

Until a director or executive has satisfied the stock ownership guidelines, such director or executive is required to retain fifty percent (50%) of the net shares of common stock received from the Company as compensation after deducting any shares withheld by the Company or sold by the director or executive, if any, for the purpose of satisfying the exercise price and tax liabilities and related fees related to the settlement event. Once an individual achieves his or her stock ownership goal, these retention restrictions no longer will apply unless a disposition would cause the individual's stock ownership to fall below his or her goal.

Impact of Tax Considerations.  Section 162(m) of the Internal Revenue Code, through December 31, 2017, limited the tax deduction of public companies for compensation in excess of $1.0 million paid to their CEO and the three most highly compensated executive officers (other than the CFO) at the end of any fiscal year unless the compensation qualified as “performance-based compensation” Under applicable IRS regulations. For tax years after December 31, 2017, the Tax Cuts and Jobs Act of 2017 amended Section 162(m) to expand the $1.0 million deduction limitation described above to a larger group of employees and to eliminate the “performance-based” exception. The employees (referred to as “covered employees”) to whom the deduction limitation applies include the CEO and CFO (in each case, whether or not serving as executive officers as of the end of the fiscal year) and the three other most highly compensated executive officers. In addition, once considered a “covered employee” for a given year, the individual will be treated as a “covered employee” for all subsequent years.

The Compensation Committee has considered the effect of Section 162(m) on the Company’s executive compensation program. The Compensation Committee exercises discretion in setting base salaries, structuring incentive and long-term compensation awards and in determining payments in relation to levels of achievement of performance goals. The Compensation Committee believes that the total compensation program for Named Executive Officers should be managed in accordance with the objectives outlined in the Committee’s compensation philosophy and in the best overall interests of the Company’s shareholders. Accordingly, compensation paid by the Company may not be deductible because such compensation exceeds the limitations for deductibility under Section 162(m).

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management. Based on that review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, and included in the Company’s Proxy Statement for its 2021 Annual Meeting of Shareholders.

The Compensation Committee of the Board of Directors

Melvin Keating, Chairman

Michael A. Kaufman

Jerry Jones

John Mutch

EXECUTIVE COMPENSATION

The following table and related notes provide information regarding fiscal year 2021 compensation for our Named Executive Officers, including our CEO and CFOs, and the other three most highly compensated executive officers whose total compensation exceeded $100,000 for fiscal year 2021.

Summary Compensation Table for Fiscal Year 2021

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non- Equity Incentive Plan Compen- sation ($)(3)	All Other Compen- sation ($)(4)	Total ($)
Ramesh Srinivasan President and Chief Executive Officer	FY21 FY20 FY19	163,846 600,000 600,000	— — —	180,000 450,000 450,000	— 6,277,246 —	— — —	4,601 24,888 16,039	348,447 7,352,134 1,066,039
Tony Pritchett Former Vice President and Chief Financial Officer	FY21 FY20 FY19	49,900 260,000 254,923	— — —	— 64,989 65,000	— 64,997 64,998	— 44,200 154,076	50,631 22,462 16,581	100,531 456,648 555,578
Dave Wood Vice President and Chief Financial Officer	FY21	202,133	36,000	118,831	1,144,574	—	2,996	1,504,534
Kyle Badger Senior Vice President, General Counsel and Secretary	FY21 FY20 FY19	238,000 280,000 276,615	42,000 — —	138,616 69,986 69,991	1,335,350 69,995 69,995	— 47,600 165,928	5,007 29,172 18,465	1,758,973 496,753 600,994
Prabuddha Biswas Senior Vice President and Chief Technology Officer	FY21 FY20 FY19	229,500 270,000 256,500	40,500 — —	133,660 67,449 539,990	1,287,657 67,449 149,9999	— 45,900 160,002	5,555 23,116 13,223	1,696,872 473,964 1,119,714
Don DeMarinis Senior Vice President Sales, Americas	FY21 FY20 FY19	212,500 250,000 250,000	120,350 11,679 96,779	123,290 90,492 62,497	1,192,290 62,494 62,497	— 42,500 118,520	2,389 27,466 16,941	1,651,276 584,630 607,234

(1)

For fiscal year 2021, amounts include discretionary cash incentive payments awarded to the Named Executive Officers as described in the CD&A above. For Mr. DeMarinis, amounts also include commission and other sales-related incentives.

(2)

Stock Awards include grants of restricted shares and performance shares. Option Awards include SSAR grants. Amounts disclosed do not represent the economic value received by the Named Executive Officers. The value, if any, recognized upon the exercise of a SSAR will depend upon the market price of the shares on the date the SSAR is exercised. The value, if any, recognized for restricted and performance shares will depend upon the market price of the shares upon vesting. In accordance with SEC rules, the values for restricted and performance shares and SSARs are equal to the aggregate grant date fair value for each award computed in accordance with FASB ASC Topic 718. The values for restricted and performance shares are based on the closing price on the grant date. For Mr. Srinivasan, $180,000 of the stock award consisted of shares of common stock awarded based on the achievement of performance conditions, and the amount recorded above is based on the probable outcome of the performance conditions on the date of grant. In fiscal years 2020 and 2019, the amounts recorded for Mr. Srinivasan’s awards were based on the probable outcome of the performance conditions on the date of grant, and in fiscal year 2020 Mr. Srinivasan was actually granted $114,750, and in fiscal years 2019 he was granted $533,340 and $225,000 of the award. For the other Named Executive Officers, the values for SSARs are based on the Black-Scholes option pricing model for time-vesting SSARs and the Lattice option pricing model that utilizes a binomial tree to forecast option pricing for performance SSARs, as described in the CD&A above. Discussion of the assumptions used in determining these valuations is set forth in Note 14 of the Notes to Consolidated Financial Statements of the Company’s 2021 Annual Report. For Stock Awards, the amounts shown represent grants of restricted shares to each Named Executive Officer as part of the executive’s annual long-term equity grant.

(3)

Amounts represent annual incentive payments received for 2021, 2020, and 2019 based on pre-set incentive goals established at the beginning of each fiscal year and tied to the Company’s financial, strategic, and operational goals.

(4)	All other compensation includes the following compensation, calculated based on the aggregate incremental cost to the Company of the benefits noted:

All Other Compensation for Fiscal Year 2021

Name	401(k) Company Match ($)	Executive Life Insurance ($)	Executive Long Term Disability ($)	All Other ($)(a)	Total ($)
R. Srinivasan	808	—	3,793	—	4,601
T. Pritchett	—	99	384	50,148	50,631
D. Wood	497	393	906	1,200	2,996
K. Badger	641	1,935	2,432	—	5,007
P. Biswas	618	—	3,7,37	1,200	5,555
D. DeMarinis	1,189	—	—	1,200	2,389
(a)

Consists of (i) matching funds for health savings accounts for each of Messrs. Biswas, DeMarinis, and Wood and (ii) for Mr. Pritchett in connection with his retirement: $44,200 in consideration of a Post- Employment Restrictive Covenants Agreement and $5,948 for unused paid time off.

Grants of Plan-Based Awards

The following table and related notes summarize grants of equity and non-equity incentive compensation awards to our Named Executive Officers for fiscal year 2021. All equity awards were made under the Company’s 2020 Equity Incentive Plan.

Grants of Plan-Based Awards for Fiscal Year 2021

Name	Grant Date	Award Date (2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximu m ($)
Dave Wood	5/11/2020		—	130,000	195,000
	11/19/2020	6/2/2020				2,997			118,831
	11/19/2020	6/2/2020					16,853	20.02	380,423
	11/19/2020	6/2/2020					39,087	20.02	764,151
Kyle Badger	5/11/2020		—	140,000	210,000
	11/19/2020	6/2/2020				3,469			138,616
	11/19/2020	6/2/2020					19,662	20.02	443,831
	11/19/2020	6/2/2020					45,602	20.02	891,519
Prabuddha Biswas	5/11/2020		—	135,000	202,500
	11/19/2020	6/2/2020				3,371			133,660
	11/19/2020	6/2/2020					18,960	20.02	427,984
	11/19/2020	6/2/2020					43,973	20.02	859,672
Don DeMarinis	5/11/2020		—	125,000	187,500
	11/19/2020	6/2/2020				3,121			123,748
	11/19/2020	6/2/2020					17,556	20.02	396,292
	11/19/2020	6/2/2020					40,716	20.02	795,998
(1)

Amounts shown in the columns under Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent fiscal year 2021 annual target and maximum cash-based annual incentives granted under the annual incentive plan. Total target, and maximum payouts were conditioned on achievement of goals based on revenue, Adjusted EBITDA and end of year cash balance for each Named Executive Officer other than Mr. Srinivasan. As discussed in the CD&A above, for those Named Executive Officers, cash-based annual incentives could be paid at less than threshold payment level provided that threshold performance was achieved. Fiscal year 2021 payouts for each Named Executive Officer pursuant to these awards are shown in the Summary Compensation Table above in the column titled Non-Equity Incentive Plan Compensation. Further explanation of potential and actual payouts by component is set forth in the CD&A.

(2)

The Compensation Committee of the board of directors made all equity awards to the Named Executive Officers in fiscal year 2021 on June 2, 2020, subject to shareholder approval of the Company’s 2020 Equity Incentive Plan. Shareholder approval was obtained on November 19, 2021, which is considered the grant date of the equity awards for purposes of the table.

(3)

Share amounts represent grants of restricted shares to each Named Executive Officer as part of the executive’s annual long-term equity grant. The restricted shares are exercisable in thirds beginning on March 31, 2021.

(4)

Share amounts represent SSARs granted to each Named Executive Officer as part of the executive’s annual long-term incentive grant. The first of the listed grants for each executive vests twenty percent on March 31, 2021, 20% on March 31, 2022, and 15% on each of June 30, 2022, September 30, 2022, December 31, 2022, and March 31, 2023. The second of the listed grants for each executive vests upon the closing price of the Company’s common stock averaging at least $45 per share for ten consecutive trading days, regardless of the price performance thereafter. All SSARs have a seven-year term.

(5)

The dollar amount shown for each equity grant represents the grant date fair value of the SSARs and restricted shares, calculated in accordance with FASB ASC Topic 718. The actual value, if any, recognized upon the exercise of a SSAR or vesting of restricted shares will depend upon the market price of the shares on the date the SSAR is exercised or restricted shares vest.

Outstanding Equity Awards

The following table and related notes summarize the outstanding equity awards held by the Named Executive Officers as of March 31, 2021.

Outstanding Equity Awards at 2021 Fiscal Year-End

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)	Market Value of Shares of Stock That Have Not Vested ($)(3)
		Exercisable	Unexercisable (1)
Ramesh Srinivasan	2/10/2020	176,940	423,060 (a)	36.60	8/10/2024
Dave Wood	8/11/2015 11/3/2017	5,434 4,640		9.60 11.96	8/11/2022 11/3/2024
	5/31/2018	997		14.22	5/31/2025
	6/20/2019					872 (b)	41,821
	11/19/2020	42,457	13,483 (b)	20.02	6/2/2027	2,008 (b)	96,304
Kyle Badger	6/2/2015 6/30/2016	28,387 17,598		9.12 10.47	6/2/2022 6/30/2023
	7/6/2017	16,250		10.20	7/6/2024
	5/31/2018	14,860		14.22	5/31/2025
	6/20/2019	6,656	3,329 (c)	22.41	6/20/2026	1,041 (c)	49,926
	11/19/2020	49,534	15,730 (c)	20.02	6/2/2027	2,343 (c)	112,370
Prabuddha Biswas	5/31/2018	10,616		14.22	5/31/2025
	6/20/2019	3,210	3,210 (d)	22.41	6/20/2026	1,004 (d)	48,152
	11/19/2020	3,792	15,168 (d)	20.02	6/2/2027	2,259 (d)	108,342
Don DeMarinis	5/31/2018 6/20/2019	4,423 2,972	2,972 (e)	14.22 22.41	5/31/2025 6/20/2026	1,346 (e)	64,554
	11/19/2020	36,044	14,045 (e)	20.02	6/2/2027	2,092 (e)	100,332
(1)	As of March 31, 2021, the vesting schedules for the SSARs were as follows:
(a)

13,194 vest monthly from April 1, 2021 through October 30, 2021; 13,195 vest monthly from November 1, 2021 through February 28, 2023; and 186.85 vest daily from April 1, 2021 through December 31, 2022.

(b)	4,242 vest on March 31, 2022; 2,527 vest on June 30, 2022; 2,527 vest on September 30, 2022; 2,529 vest on December 31, 2022; and 2,530 vest on March 31, 2023.
(c)	7,261 vest on March 31, 2022; 2,949 vest on June 30, 2022; 2,949 vest on September 30, 2022; 2,950 vest on December 31, 2022; and 2,950 vest on March 31, 2023.

(d)	7,002 vest on March 31, 2022; 2,844 vest on June 30, 2022; 2,844 vest on September 30, 2022; 2,844 vest on December 31, 2022; and 2,844 vest on March 31, 2023.
(e)	6,483 vest on March 31, 2022; 2,633 vest on June 30, 2022; 2,634 vest on September 30, 2022; 2,634 vest on December 31, 2022; and 2,637 vest on March 31, 2023.
(2)	As of March 31, 2021, the vesting schedules for the stock awards were as follows:
(b)	989 vest on March 31, 2022; 254 vest on June 30, 2022; 255 vest on September 30, 2022; 255 vest on December 31, 2022; and 255 vest on March 31, 2023.
(c)	2,194 vest on March 31, 2022; 297 vest on June 30, 2022; 297 vest on September 30, 2022; 298 vest on December 31, 2022; and 298 vest on March 31, 2023.
(d)	2,116 vest on March 31, 2022; 286 vest on June 30, 2022; 287 vest on September 30, 2022; 287 vest on December 31, 2022; and 287 vest on March 31, 2023.
(e)	2,375 vest on March 31, 2022; 265 vest on June 30, 2022; 266 vest on September 30, 2022; 266 vest on December 31, 2022; and 266 vest on March 31, 2023.
(3)	Calculated based on the closing price of the shares on March 31, 2021, of $47.96 per share.

Option Exercises and Stock Vested

The following table and related notes summarize the exercise of stock options and/or SSARs and the vesting of other stock awards by the Named Executive Officers while they were serving as Named Executive Officers during fiscal year 2021.

Option Exercises and Stock Vested for Fiscal Year 2021

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Ramesh Srinivasan	-	-	-	-
Dave Wood	-	-	2,962	142,058
Kyle Badger	4,347	87,513	3,835	183,927
Prabuddha Biswas	46,048	2,589,930	14,774	708,561
Don DeMarinis	13,637	771,006	3,840	184,166

(1) The value realized on vesting of stock awards is determined by multiplying the number of shares underlying the stock awards by the closing price of the shares on the vesting date of the awards.

Termination and Change of Control

The following table and discussion summarize certain information related to the total potential payments which would have been made to the Named Executive Officers in the event of termination of their employment with the Company, including in the event of a change of control, effective March 31, 2021, the last business day of fiscal year 2021, assuming that the current employment agreements with each of our Named Executive Officers had been in effect at such time.

Mr. Pritchett resigned as Chief Financial Officer of the Company effective June 1, 2020, and resigned as an employee of the Company effective June 30, 2020. On July 2, 2020, the Company and Mr. Pritchett entered into a post-employment restrictive covenants agreement. Under the terms of the agreement, the Company paid Mr. Pritchett a lump sum cash payment of $44,200, and Mr. Pritchett agreed for a period of one year after June 30, 2020, not to hire or retain, or have any other person or firm hire or retain, any of the Company’s employees, and not to contribute his knowledge, directly or indirectly, as an employee, owner, director, officer or other similar capacities to any entity engaged in the same or similar business as the Company. Mr. Pritchett also agreed to maintain the confidentiality of the Company’s confidential information.

Employment Agreements.  The Named Executive Officers other than Mr. Pritchett are each a party to an employment agreement with the Company.

If Mr. Srinivasan’s employment agreement is terminated by the Company without cause or by Mr. Srinivasan for good reason, then subject to his execution of a release of claims, Mr. Srinivasan will be entitled to receive severance equal to two years’ then-current base salary and two times the value of his target annual bonus performance shares, which will be paid during regular pay intervals over the course of two years.  In addition, he will also receive (a) a lump sum payment in cash, on the 60th day after the termination date, equal to the total after-tax premiums required to pay for 24 months of COBRA continuation coverage under the Company’s medical, dental and vision insurance plans; (b) a lump sum payment in cash of his pro-rated bonus for the year of termination based on actual performance with no negative discretion by the Board; and (c) twelve (12) months of accelerated vesting of all equity compensation awards that are subject to time or service-based vesting and were unvested and outstanding on the termination date.  However, if notice of non-renewal is given within the last 12 months of the initial three-year employment term severance will only be paid for a 12-month period.  If such termination occurs within three months before or 24 months after a change in control, Mr. Srinivasan will receive two times the sum of his then-current base salary and target annual bonus, two times the COBRA payment and 100% release of any post-closing restrictions related to equity awards that were deemed vested as a result of the change of control.  In addition, upon any termination of employment, Mr. Srinivasan will receive accrued but unpaid base salary and payment for any unused vacation and unreimbursed expenses.

For Mr. Srinivasan, good reason means (i) a reduction in his base salary or target bonus opportunity, (ii) a material diminution in his authority, duties or responsibilities (including, without limitation, his no longer being the CEO of a publicly-traded company or the requirement that he report to anyone other than the Company’s board of directors or following a change in control he is not made the chief executive officer of the ultimate parent of the resulting entity), (iii) his removal as a member of the board of directors (other than by his voluntary resignation), (iv) any other action that constitutes a willful and material breach by the Company of a material provision of his employment agreement, (v) a material reduction in the benefits provided to him that is not part of a broader reduction of benefits applicable to substantially all other officers of the Company, or (vi) a material breach of  the agreement by the Company (including a failure to pay current compensation or benefits when due), and the Company fails to materially cure such condition within 30 days of notice of the breach. For the other Named Executive Officers, good reason is limited to where the Company changes the Named Executive Officer’s position such that his compensation or responsibilities are substantially lessened, and the Company fails to cure such situation within 30 days after notice.

If the Company terminates the employment of any of the other Named Executive Officers without cause, we must pay severance equal to 12 month’s salary and reimbursement of the executive’s total premium for 12 months of COBRA continuation coverage under the Company’s health benefit plans. If the executive’s compensation is reduced by more than 10%, other than a general reduction that affects all similarly situated executives, or if at any time prior to a change in control the executive no longer reports to the CEO, the executive may terminate his employment if the Company fails to materially cure such condition within 30 days following notice of such condition by the executive, and the termination will be deemed to be a termination without cause and the executive is entitled to his or her severance benefits. In the event that any of these Named Executive Officers are terminated without cause or by the executive for good reason in the 24 months following a change of control of the Company, the executive is entitled to severance pay equal to 12 months’ salary and a pro rata portion of target annual incentive and reimbursement of the executive’s total premium for 12 months’ of COBRA continuation coverage under the Company’s health benefit.

During the term of his employment and for 24 months thereafter, Mr. Srinivasan is subject to the Company’s standard confidentiality and non-disclosure requirements, as well as non-competition and non-solicitation obligations, except that if the term of the employment agreement expires at the end of the initial three-year term, the non-competition provisions will only apply for 12 months following termination. Following a termination of employment of any other Named Executive Officer for any reason, such Named Executive Officer is prohibited for a 12 month period following termination from being employed by, owning, operating, controlling, or being connected with certain businesses that compete with the Company. Each other Named Executive Officer’s agreement also contains an indefinite non-disclosure provision for the protection of the Company’s confidential information and a 12 month non-solicitation of Company employees.

Termination and Change of Control

Voluntary Termination or Termination for Cause ($)(1)	Ramesh Srinivasan	Dave Wood	Kyle Badger	Prabuddha Biswas	Don DeMarinis
Base Salary and Incentive	—	—	—	—	—
Accelerated Vesting	—	—	—	—	—
Termination without Cause or by Employee for Good Reason ($)(2)
Base Salary and Incentive	3,000,000	240,000	280,000	270,000	250,000
Health Insurance (3)	51,486	21,682	26,072	21,746	22,103
Accelerated Vesting	1,798,663	—	—	—	—
Total	4,850,149	261,682	306,072	291,746	272,103
Change of Control ($)(4)
Base Salary and Incentive	2,400,000	360,000	420,000	405,000	400,000
Health Insurance	102,972	21,682	26,072	21,746	22,103
Accelerated Vesting/SSARs	3,447,510	376,715	524,552	503,079	468,352
Accelerated Vesting/Stock	—	138,125	162,297	156,493	164,886
Total	5,950,483	896,522	1,132,921	1,086,319	1,055,341
Death or Disability ($)(5)
Accelerated Vesting/SSARs	3,447,510	376,715	524,552	503,079	468,352
Accelerated Vesting/Stock	—	—	—	—	—
Total	3,447,510	376,715	524,552	503,079	468,352
(1)	A “voluntary termination” includes death, disability, or legal incompetence.
(2)

For Mr. Srinivasan, “cause” is defined as (i) conviction of a crime involving misappropriation of money or other property or conviction of a felony, or a guilty plea or plea of nolo contendere with respect to a felony, (ii) conduct that is Prohibited Activity under the non-competition section of his employment agreement, (iii) conduct that breaches his duty of loyalty to the Company or his willful misconduct, any of which materially injures the Company, (iv) a willful and material breach of his material obligations under any agreement entered into between him and the Company that materially injures the Company, or (v) failure to substantially perform his reasonable duties with the Company (other than by reason of his disability) that materially injures the Company. For the other Named Executive Officers, “cause” is defined as (i) breach of employment agreement or any other duty to the Company, (ii) dishonesty, fraud, or failure to abide by the published ethical standards, conflicts of interest, or material breach of Company policy, (iii) conviction of a felony crime or crime involving misappropriation of money or other Company property, or (iv) misconduct, malfeasance, or insubordination. For Mr. Srinivasan, good reason means (i) a reduction in base salary or target bonus opportunity, (ii) a material diminution in authority, duties or responsibilities (including, without limitation, no longer being the CEO of a publicly-traded company or the requirement that he report to anyone other than the Company’s Board of Directors or following a Change in Control he is not made the chief executive officer of the ultimate parent of the resulting entity), (iii) removal as a member of the Board (other than by voluntary resignation), or failure to be appointed to the board of directors of the ultimate parent of any resulting entity following a change in control, (iv) any other action that constitutes a willful and material breach by Agilysys of a material provision of his employment agreement, (v) a material reduction in the benefits provided to him that is not part of a broader reduction of benefits applicable to substantially all other officers of the Company, or (vii) a material breach of his employment agreement by Agilysys, including the failure to pay his current compensation or benefits when due. For the other Named Executive Officers, good reason means (i) a reduction in base salary or target bonus eligibility by more than 10% from its then current level, other than a general reduction in base salary or target bonus eligibility that affects all similarly situated executives in substantially the same proportions, or (ii) at any time prior to a change in control of the Company, the Named Executive Officer no longer reports to the CEO, and the Company fails to cure any such situation within 30 days after notice.

(3)	Health Insurance consists of health care and dental care benefits. The amount reflects reimbursement of COBRA benefits for the applicable period.
(4)

Severance payments in the event of a change of control are subject to a double trigger such that severance benefits are provided only upon a combination of a change of control and a qualified termination. SSARs and restricted shares vest upon a change of control. For SSARs the value of accelerated vesting is calculated using the closing price of $47.96 per share on March 31, 2021, less the exercise price per share for the total number of SSARs accelerated. The value of restricted shares upon vesting reflects that same $47.96 closing price. Values represent potential vesting under a hypothetical change of control situation on March 31, 2021.

(5)	All SSARs vest upon death or disability.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of March 31, 2021.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders (2011 and 2016 Stock Incentive Plans and 2020 Equity Incentive Plan)	1,644,888	21.06	1,903,935
Equity compensation plans not approved by shareholders	—	—	—
Total	1,644,888	21.06	1,903,935

PROPOSAL 4 ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC rules require us to allow our shareholders to vote, on a non-binding, advisory basis, on whether to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, in accordance with the SEC’s compensation disclosure rules. As described more fully in our CD&A section of this Proxy Statement, our compensation programs applicable to our Named Executive Officers are designed to retain executives who can significantly contribute to our success, reward the achievement of specific annual and long-term goals and strategic objectives, and tie a significant portion of compensation to the long-term performance of our shares to align executive pay and shareholders’ interests. The Compensation Committee continually reviews the compensation programs for our Named Executive Officers to ensure the alignment of our executive compensation structure with our shareholders’ interests and market practices. As a result of this review, the Compensation Committee:

•	Implemented a six-month reduction in base salaries for most senior employees as part of our response to the COVID-19 pandemic;
•

Increased the value of long-term equity incentive awards compared to recent years, to bolster retention at a time when it appeared that the Company and the hospitality industry would be disproportionately impacted by the pandemic;

•

Continued to focus fiscal year 2021 annual incentives on improvements over fiscal year 2020 results, due to the advanced progress toward fiscal 2021 performance target determinations at the time of the pandemic’s onset;

•	Structured long-term incentives to reward increases in shareholder value; and
•

In its discretion, awarded a portion of annual incentives to our named executive officers, in view of the Company’s fiscal 2021 Adjusted EBITDA and cash balance growth which significantly exceeded expectations despite the challenges of the pandemic.

We are asking shareholders to approve our Named Executive Officers’ compensation as described in this Proxy Statement. Currently, we ask shareholders to vote on such compensation annually. This vote is not intended to address any specific item of compensation, but rather the overall compensation, and the philosophy, objectives, and structure applicable to such compensation. This advisory vote is not binding on the Company, the Compensation Committee, or our board of directors; however, we value the opinions of our shareholders and to the extent there is any significant vote against this proposal, we will consider our shareholders’ concerns and evaluate whether any actions are necessary to address those concerns. Accordingly, we are asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and the discussion under Executive Compensation, including the 2021 compensation tables and the related disclosure and narratives to those tables.”

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4. PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” PROPOSAL 4 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. The Audit Committee’s activities are governed by a written charter adopted by the board of directors, the Amended and Restated Audit Committee Charter, which is available at the Company’s website www.agilysys.com. The Audit Committee currently consists of three directors, all of whom are independent in accordance with the rules of the NASDAQ Stock Market, Section 10A(m) of the Securities Exchange Act of 1934, and the rules and regulations of the SEC. The Board has determined that Directors Donald Colvin and John Mutch each qualify as an “audit committee financial expert” as defined by the SEC.

Management has the primary responsibility for the Company’s financial statements and the reporting process, including the system of internal controls over financial reporting. Grant Thornton LLP, the Company’s independent registered public accounting firm, audits the annual financial statements prepared by management and expresses an opinion on whether those financial statements conform with United States generally accepted accounting principles, and also audits the internal controls over financial reporting and management’s assessment of those controls. The Audit Committee hires the Company’s independent registered public accounting firm and monitors these processes.

In carrying out its responsibilities, the Audit Committee has reviewed and has discussed with the Company’s management the Company’s 2021 audited financial statements. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with United States generally accepted accounting principles. In addition, the Audit Committee discussed with the Company’s financial management and independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee also met with the independent registered public accounting firm, with and without management present, to discuss the results of the audit, their evaluation of the Company’s internal controls over financial reporting, including both the design and usefulness of such internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has also received annual written disclosures from Grant Thornton regarding their independence from the Company and its management as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, has discussed with the independent registered public accounting firm their independence, and has considered the compatibility of non-audit services with the registered public accounting firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the Company’s 2021 audited financial statements be included in the Company’s 2021 Annual Report on Form 10-K for the fiscal year ended March 31, 2021.

Submitted by the Audit Committee of the Board of Directors as of May 26, 2021

Donald Colvin, Chairman

Dana Jones

John Mutch

PROPOSAL 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

By NASDAQ and SEC rules, appointment of the Company’s independent registered public accounting firm (“Independent Accountant”) is the direct responsibility of the Audit Committee, and the Audit Committee has appointed Grant Thornton LLP as our Independent Accountant for the fiscal year ending March 31, 2022.

Shareholder ratification of the selection of Grant Thornton as our Independent Accountant is not required by our Amended Code of Regulations or otherwise; however, the board of directors has determined to seek shareholder ratification of that selection to provide shareholders an avenue to express their views on this important matter. If our shareholders fail to ratify the selection, the Audit Committee will seek to understand the reasons for the vote against ratification and will take those views into account in this and future appointments. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different Independent Accountant at any time during the year if it is determined that such a change would be in the best interests of the Company and our shareholders.

The Audit Committee reviewed the fees of Grant Thornton LLP, our Independent Accountant for fiscal year 2021. Fees for services rendered by Grant Thornton for fiscal years 2021 and 2020 were:

Fiscal Year	Audit Fees ($)	Audit- Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2021	667,383	—	—	—
2020	660,565	10,993	2,561	—

“Audit Fees” consist of fees billed for professional services provided for the annual audit of our financial statements, annual audit of internal control over financial reporting, review of the interim financial statements included in quarterly reports, and services that are normally provided in connection with statutory and regulatory filings. “Audit- Related Fees” relate to professional services that are reasonably related to the performance of the audit or review of our financial statements. “Tax Fees” include tax compliance and tax consulting services. “All Other Fees” relate to professional services not included in the foregoing categories, including services related to other regulatory reporting requirements.

Representatives of Grant Thornton are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee adopted an Audit and Non-Audit Services Pre-Approval Policy to ensure compliance with SEC and other rules and regulations relating to auditor independence, with the goal of safeguarding the continued independence of our Independent Accountant. The Pre-Approval Policy sets forth the procedures and conditions pursuant to which audit, review, and attest services and non-audit services to be provided to the Company by our Independent Accountant may be pre-approved. The Audit Committee is required to pre-approve the audit and non- audit services performed by our Independent Accountant to assure that the provision of such services does not impair independence. Unless a type of service to be provided has received pre-approval as set forth in the Pre-Approval Policy, it will require separate pre-approval by the Audit Committee before commencement of the engagement. Any proposed service that has received pre-approval but which will exceed pre-approved cost limits will require separate pre-approval by the Audit Committee. All audit, non-audit, and tax services were pre-approved by the Audit Committee during fiscal years 2021 and 2020.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF GRANT THORNTON AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” PROPOSAL 5 UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

RELATED PERSON TRANSACTIONS

Issuance of Convertible Preferred Stock

On May 22, 2020, the Company completed the issuance and sale of 1,735,457 shares of Convertible Preferred Stock to MAK Capital Fund L.P., a Bermuda Islands limited partnership and MAK Capital Distressed Debt Fund I, LP, a Delaware limited partnership (the “Related Purchasers”) pursuant to the terms of the Investment Agreement, dated as of May 11, 2020, between the Company and MAK Capital.  The terms of the Convertible Preferred Stock are set forth in the Certificate of Amendment to the Amended Articles of Incorporation of the Company, which was filed with the Secretary of State of the State of Ohio on May 22, 2020.  The terms of the transaction were reviewed and approved by a special Transaction Committee of independent directors, which engaged J. Wood Capital Advisors as financial advisor.

On May 22, 2020, the Company and the Related Purchasers also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company granted the Related Purchasers certain customary demand, shelf and piggyback registration rights. Under the Registration Rights Agreement, the Company is required to use its reasonable best efforts to file within three months of the closing of the transactions contemplated by the Investment Agreement (the “Closing”), and cause to be declared effective as promptly as practicable after the filing thereof and no later than six months of the date of the Closing, a shelf registration statement registering the public resale of the shares of common stock of the Company issuable upon conversion of the Convertible Preferred Stock.

Policy on Approval of Related Person Transactions

All related person transactions with the Company require the prior approval or ratification by our Audit Committee. The board of directors adopted Related Person Transaction Procedures to formalize the procedures by which our Audit Committee reviews and approves or ratifies related person transactions. The procedures set forth the scope of transactions covered, the process for reporting such transactions, and the review process. Covered transactions include any transaction, arrangement, or relationship with the Company in which any director, executive officer, or other related person has a direct or indirect material interest, except for business travel and expense payments, share ownership, and executive compensation approved by the board of directors. Transactions are reportable to the Company’s General Counsel, who will oversee the initial review of the reported transaction and notify the Audit Committee of transactions within the scope of the procedures, and the Audit Committee will determine whether to approve or ratify the transaction. Through our Nominating and Corporate Governance Committee, we make a formal yearly inquiry of all of our executive officers and directors for purposes of disclosure of related person transactions, and any such newly revealed related person transactions are conveyed to the Audit Committee. All officers and directors are charged with updating this information with our internal legal counsel.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of either the Notice of Internet Availability of Proxy Materials or of this proxy statement and Annual Report on Form 10-K may have been sent to multiple shareholders sharing an address unless the shareholders provide contrary instructions. We will promptly deliver a separate copy of these documents to you if you call or write us at: Agilysys, Inc., 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005, Attention: Secretary; telephone (770) 810-7800.

If you want to receive separate copies of our proxy statements and annual reports to shareholders or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address or telephone number.

OTHER MATTERS

The Board is not aware of any matter to come before the Annual Meeting of Shareholders other than those mentioned in the accompanying Notice. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card intend, to the extent permitted by law, to vote using their best judgment on such matters.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2021 Annual Meeting of Shareholders must submit their proposals so that they are received by our Secretary at our Alpharetta office, located at 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005, no later than the close of business on June 20, 2022. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of common shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the SEC.

In order for a shareholder to bring a matter properly before the 2021 Annual Meeting present (other than a matter brought pursuant to SEC Rule 14a-8), the shareholder must comply with the requirements set forth in our Amended Code of Regulations, including: (i) be a shareholder of record at the time notice of the matter is given and at the time of the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely written notice of the matter to the Secretary. A shareholder’s notice of a matter the shareholder wishes to present at the 2021 Annual Meeting (other than a matter brought pursuant to SEC Rule 14a-8), must be received by our Secretary at our Alpharetta office, located at 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005, no earlier than July 21, 2022, and no later than August 20, 2022.

Any shareholder entitled to vote at the Annual Meeting on November 18, 2021, may make a request in writing and we will mail, at no charge, a copy of our 2021 Annual Report, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the most recent fiscal year. Written requests should be directed to Agilysys, Inc., Attn: Investor Relations, 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005.

Please sign and return your proxy card promptly or vote via the Internet or telephone. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement and other publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to achieve operational efficiencies and meet customer demand for products and services and the risks described in the Company’s filings with the Securities and Exchange Commission, including those listed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021. Any forward-looking statement made by us is based only on information currently available and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement made herein or any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future events, or otherwise.

Annex A

PLAN OF CONVERSION OF

AGILYSYS, INC., an Ohio corporation INTO

AGILYSYS, INC., a Delaware corporation

This PLAN OF CONVERSION, dated as of [●], 2021 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Agilysys, Inc., an Ohio corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 1701.792 of the Ohio General Corporation Law, as amended (the “OGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Ohio;

WHEREAS, conversion of an Ohio corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 1701.792 of the OGCL;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 1701.792 of the OGCL; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Company and the Company’s shareholders.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.Conversion; Effect of Conversion.

(a)At the Effective Time (as defined in Section 4 below), the Company shall be converted from an Ohio corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 1701.792 of the OGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Ohio. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the DGCL and OGCL.

(b)At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c)The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)At the Effective Time, the name of the Converted Company shall continue to be “Agilysys, Inc.”

2.Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a)executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 1701.811 of the OGCL substantially in the form set forth on Exhibit A hereto (the “Ohio Certificate of Conversion”) with the Ohio Secretary of State;

(b)executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL substantially in the form set forth on Exhibit B hereto (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State;

(c)executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Agilysys, Inc. substantially in the form set forth on Exhibit C hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State; and

(d)executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Designation of Series A Convertible Preferred Stock of Agilysys, Inc. substantially in the form set forth on Exhibit D hereto (the “Delaware Certificate of Designation”) with the Delaware Secretary of State.

3.Tax Treatment. The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

4.Effective Time. The Conversion shall become effective upon the filing and effectiveness of the Ohio Certificate of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Certificate of Designation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

5.Effect of Conversion on the Corporation’s Securities. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders:

(a)Each share of issued common stock, no par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Converted Company (“Converted Company Common Stock”);

(b)Each share of Series A Convertible Preferred Stock of the Company, no par value per share (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of Series A Convertible Preferred Stock of the Converted Company, no par value per share (“Converted Company Preferred Stock”)’

(c)Each option, warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option, warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock; and

(d)All of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock. The registered owner on the books and records of the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company Common Stock evidenced by such outstanding certificate as provided above.

6.Effect of Conversion on Employee Benefit, Incentive Compensation or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.

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7.Effect of Conversion on Directors and Officers. The members of the Board of Directors and the officers of the Converted Company immediately after the Effective Time shall be those individuals who were serving as directors and officers, respectively, of the Company.

8.Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit E hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

9.Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Company shall enter into an Indemnification Agreement substantially in the form set forth on Exhibit F hereto (the “Delaware Indemnification Agreement”) with each member of the Board of Directors of the Converted Company, and each officer of the Converted Company, that is currently a party to an indemnification agreement with the Company.

10.Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

11.Amendment. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Company, (b) any term of the Delaware Certificate of Incorporation, the Delaware Certificate of Designation or the Delaware Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Company.

12.Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Company if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

13.Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

14.Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

15.Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed this Plan of Conversion as of                 , 2021.

AGILYSYS, INC.

By:
Name:
Title:

Exhibit A

Ohio Certificate of Conversion

Frank LaRose Ohio Secretary of State Toll Free: 877.767.3453 | Central Ohio: 614.466.3910 OhioSoS.gov | business@OhioSoS.gov File online or for more information: OhioBusinessCentral.gov Filing Form Cover Letter Please return the approval certificate to: Name (Individual or Business Name): Agilysys, Inc. To the Attention of (if necessary): Kyle C. Badger Address: 1000 Windward Concourse, Suite 250 City: Alpharetta State Georgia Phone Number: (770) 810-7800 ZIP Code: 30005 E-mail Address: Kyle.Badger@agilysys.com Check here if you would like to receive important notices via e-mail from the Ohio Secretary of State's office regarding Business Services. Check here if you would like to be signed up for our Filing Notification System for the business entity being created or      updated by filing this form. This is a free service provided to notify you via e-mail when any document is filed on your business record. Please make checks or money orders payable to: "Ohio Secretary of State" Type of Service Being Requested: (PLEASE CHECK ONE BOX BELOW) Regular Service: Only the filing fee listed on page one of the form is required and the filing will be processed in approximately 3-7 business days. The processing time may vary based on the volume of filings received by our office. Expedite Service 1: By including an Expedite fee of $100.00, in addition to the regular filing fee on page one of the form, the filing will be processed within 2 business days after it is received by our office. Expedite Service 2: By including an Expedite fee of $200.00, in addition to the regular filing fee on page   one of the form, the filing will be processed within 1 business day after it is received by our office. This service is only available to walk-in customers who hand deliver the document to the Client Service Center. Expedite Service 3: By including an Expedite fee of $300.00, in addition to the regular filing fee on page  one of the form, the filing will be processed within 4 hours after it is received by our office, if received by 1:00 p.m. This service is only available to walk-in customers who hand deliver the document to the Client Service Center. Preclearance Filing: A filing form, to be submitted at a later date for processing, may be submitted to be   examined for the purpose of advising as to the acceptability of the proposed filing for a fee of $50.00. The Preclearance will be complete within 1-2 business days.

Form 700	Page 1 of 7	Last Revised: 06/2019

Form 700 Prescribed by: Frank LaRose Ohio Secretary of State Toll Free: 877.767.3453 Central Ohio: 614.466.3910 OhioSoS.gov business@OhioSoS.gov File online or for more information: OhioBusinessCentral.gov Mail this form to one of the following: Regular Filing (non expedite) P.O. Box 1329 Columbus, OH 43216 Expedite Filing (Two business day processing time. Requires an additional $100.00) P.O. Box 1390 Columbus, OH 43216 Certificate for Conversion for Entities Converting Within or Off the Records of the Ohio Secretary of State Filing Fee: $99 Form Must Be Typed (CHECK ONLY ONE (1) BOX) (1) Converting Within The Records of the Ohio Secretary of State (2) Converting Off The Records of the Ohio Secretary of State (187-VXX) Name of the converting entity Agilysys, Inc. Jurisdiction of Formation Ohio Charter/Registration Number 317340 The converting entity is a: (Check Only (1) One Box) Domestic Nonprofit Corporation Domestic For-Profit Corporation Foreign Nonprofit Corporation Foreign For-Profit Corporation Domestic Nonprofit Limited Liability Company Foreign Nonprofit Limited Liability Company Domestic For-Profit Limited Liability Company Foreign For-Profit Limited Liability Company Partnership Domestic Limited Partnership Foreign Limited Partnership Domestic Limited Liability Partnership Foreign Limited Liability Partnership The converting entity hereby states that it has complied with all laws in the jurisdiction under which it exists and that those laws permit the conversion.

Form 700	Page 2 of 7	Last Revised: 06/2019

Name of the converted entity Agilysys, Inc. Jurisdiction of Formation Delaware The converted entity is a: (Check Only (1) One Box) Domestic For-Profit Corporation Domestic Professional Association Foreign Nonprofit Corporation X Foreign For-Profit Corporation Domestic Nonprofit Limited Liability Company Foreign Nonprofit Limited Liability Company Domestic For-Profit Limited Liability Company Foreign For-Profit Limited Liability Company Partnership Domestic Limited Partnership Foreign Limited Partnership Domestic Limited Liability Partnership Foreign Limited Liability Partnership Effective Date (MM/DD/YYYY) (Optional) (The conversion is effective upon the filing of this certificate or on a later date specified in the certificate) Name and address of the person or entity that will provide a copy of the declaration of conversion upon written request. Kyle C. Badger Name 1000 Windward Concourse, Suite 250 Mailing Address Alpharetta City Georgia State 30005 Zip Code Required information that must accompany conversion certificate if box 2 is checked If the converting entity is a domestic or foreign entity that will not be licensed in Ohio, provide the name and address of the statutory agent upon whom any process, notice or demand may be served. Name of Statutory Agent Mailing Address City State ZIP Code See instructions for additional filing requirements if the conversion creates a new domestic entity, the converted entity is a foreign entity that desires to transact business in Ohio; or if a domestic corporation or foreign corporation licensed in Ohio is the converting entity.

Form 700	Page 3 of 7	Last Revised: 06/2019

By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document. Required Must be signed by an authorized representative. Signature By (if applicable) Print Name Signature By (if applicable) Print Name Print Name By (if applicable) Print Name

Form 700	Page 4 of 7	Last Revised: 06/2019

Complete the information in this section. AFFIDAVIT In lieu of dissolution releases from various governmental authorities. Agilysys, Inc. Name of Corporation The undersigned, being first duly sworn, declares that on the dates indicated below, each of the named state governmental agencies was advised IN WRITING of the scheduled date of filing of the Certificate and was advised IN WRITING of the acknowledgement by the corporation of the applicability of the provisions of section 1701.95 of the ORC. Agency Date Notified Agency Date Notified (MM/DD/YYYY) (MM/DD/YYYY) Ohio Bureau of Workers' Ohio Job & Family Services Compensation Status and Liability Section 30 W. Spring Street Data Correspondence Control  Columbus, Ohio 43215Fax:614-752-4811 Phone: 614-466-2319 Overnight Address: Regular Address: *Only required for domestic for-profit corporations P.O. Box 182413 P.O. Box 182413 Columbus, OH 43218-2413 Columbus, OH 43218-2413 Agency Date Notified (MM/DD/YYYY) The corporation is not required to pay or the department of taxation has not assessed any personal property tax. Ohio Department of Taxation Taxpayer Services/Tax Release Unit P.O. Box 182382 Columbus, OH 43218-2382 Dissolution@tax.state.oh.us * Complete this date notified field only if the corporation is a domestic non-profit corporation or foreign corporation. * Note: Domestic for-profit corporations must submit with this filing a Certificate of Tax Clearance issued by the Ohio Department of Taxation. Note: This affidavit must be signed by one or more persons executing the certificate or by an officer of the corporation. Signature title Name 1000 Windward Concourse, Suite 250 Georgia 30005 State ZIP Code Alpharetta City Seal Notary Public Sworn to and subscribed in my presence on this date (MM/DD/YYYY) Date Commission Expires (MM/DD/YYYY)

Form 700	Page 5 of 7	Last Revised: 06/2019

AFFIDAVIT OF PERSONAL PROPERTY State of Georgia County of Fulton Name of Officer Title of Officer of Name of Corporation and that this affidavit is made in compliance with Ohio Revised Code Section 1701.86(H) That above-named corporation: (Check one (1) of the following) Has no personal property in any county in Ohio Is the type required to pay personal property taxes to state authorities only  Has personal property in the following county (ies) County Seal Sworn to and subscribed in my presence on this date (MM/DD/YYYY) Notary Public Date Commission Expires (MM/DD/YYYY)

Form 700	Page 6 of 7	Last Revised: 06/2019

Instructions for Certificate of Conversion For Entities Converting WITHIN or OFF the Records of the Ohio Secretary of State

This form should be used to file a certificate of conversion to document that an entity converted "within (entities already on record with our office and remaining on record following the conversion filing)" or "off (entities already on record with our office who will no longer be on record following the conversion filing)" the records of the Ohio Secretary of State.

Converting Entity Information

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, the certificate of conversion must set forth the name of the converting entity, the jurisdiction of formation of the converting entity and the form of the converting entity. The authorized representative signing the certificate on behalf of the converting entity agrees that the converting entity has complied with all of the laws under which it exists and that the laws permit the conversion.

Converted Entity Information

You must state the name of the converted (resulting) entity, the converted entity's jurisdiction of formation and the form of the converted entity.

Effective Date

The effective date of the conversion may be on or after the date of filing of the certificate pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310. If no date is specified, the effective date will be the date of filing.

Name and Mailing Address

Please provide the name and mailing address of the person or entity that is to provide a copy of the declaration of conversion in response to any written request made by a shareholder, partner, or member of the converting entity.

Original Appointment of Statutory Agent and Acceptance of Appointment

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, if the converted entity is a foreign entity that will not be licensed in this state, a statutory agent must be appointed to accept service of process on behalf of the entity. The statutory agent must be one of the following: (1) A natural person who is a resident of this state; or (2) A domestic or foreign corporation, nonprofit corporation, limited liability company, partnership, limited partnership, limited liability partnership, limited partnership association, professional association, business trust, or unincorporated nonprofit association that has a business address in this state. If the agent is a business entity then the agent must meet the requirements of Title XVII of the Revised Code to transact business or exercise privileges in Ohio.

Additional Requirements

Filing a New Domestic Business Entity (for conversions within records only)

Pursuant to Ohio Revised Code §§1701.811, 1705.381, 1776.72 and 1782.4310, if the conversion results in a new domestic corporation, limited liability company, limited partnership, or other partnership, any organizational document required to be filed to create that type of entity shall be filed with the certificate of conversion. There is no additional fee to file the organizational document(s).

Filing for a Foreign License to Transact Business in Ohio (for conversions within records only)

If the converted entity is a foreign entity that desires to transact business in Ohio, the certificate of conversion shall be accompanied by the information required by division (B)(7), (8), (9), or (10) of section 1701.791, 1705.37, 1776.69 or 1782.432 of the Ohio Revised Code.

Requirements of Corporations (Domestic or Foreign) Converting Off the Records

If a foreign or domestic corporation licensed in Ohio is a converting entity and the converted entity is not a foreign or domestic corporation to be licensed in Ohio, Ohio Revised Code §§1701.81 requires that additional information be submitted with the certificate.

A domestic corporation must provide the affidavits, receipts, certificates or other evidence required by Ohio Revised Code §§1701.86(H). A foreign corporation must submit the affidavits, receipts, certificates or other evidence required by Ohio Revised Code §§1703.17 (C) or (D) if they are the converting entity. The required affidavits are attached to this form for your convenience.

Additional Provisions

If the information you wish to provide for the record does not fit on the form, please attach additional provisions on a single-sided, 8 1/2 x 11 sheet(s) of paper.

Signature(s)

After completing all information on the filing form, please make sure that the form is signed by at least one authorized representative on behalf of the converting entity. By signing each authorized representative states that the conversion is authorized on behalf of the converting entity and that he or she is authorized to sign the certificate on behalf of the converting entity. Please include the title of each authorized representative beneath the signature line.

**Note: Our office cannot file or record a document that contains a social security number or tax identification number. Please do not enter a social security number or tax identification, in any format, on this form.

Form 700	Page 7 of 7	Last Revised: 06/2019

Exhibit B

Delaware Certificate of Conversion

STATE OF DELAWARE CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the non-Delaware corporation first formed is Ohio.
2.	The jurisdiction immediately prior to filing this Certificate of Conversion is Ohio.
3.	The date the non-Delaware corporation first formed is February 4, 1963.
4.	The name of the non-Delaware corporation immediately prior to filing this Certificate of Conversion is Agilysys, Inc.
5.	The name of the Delaware corporation as set forth in the Certificate of Incorporation is Agilysys, Inc.
6.	This Certificate of Conversion is to become effective [upon filing][at [●] [a.m.][p.m.] on [●], 2021].

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate of Conversion on this                day of                   , 2021.

AGILYSYS, INC., an Ohio corporation

By:
Name:
Title:

Exhibit C

Delaware Certificate of Incorporation

CERTIFICATE OF INCORPORATION OF AGILYSYS, INC.

ARTICLE I- NAME

The name of the corporation is Agilysys, Inc. (the “Corporation”).

ARTICLE II – REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is Corporation Trust Company.

ARTICLE III - PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE IV - CAPITALIZATION

Section 1. General. The aggregate number of shares of capital stock which the Corporation is authorized to issue is 85,000,000 shares, consisting of (i) 80,000,000 shares of common stock, no par value per share (“Common Stock”); and (ii) 5,000,000 shares of preferred stock, no par value per share (“Preferred Stock”).

Section 2. Common Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this ARTICLE IV, the holders of Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

(a)Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or pursuant to the DGCL.

(b)Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

(c)Preemptive Rights. The holders of Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(d)Liquidation Rights. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock are entitled to share ratably in all assets of the Corporation available for distribution to its stockholders after the payment of liabilities, subject to any preferential rights of any then outstanding Preferred Stock.

Section 3. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Restated Certificate of Incorporation or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the Corporation shall take all such steps as are

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necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V – BOARD OF DIRECTORS

Section 1. Number of Directors; Term of Office. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Section 2. Removal. Subject to the rights of holders of any series of Preferred Stock to elect directors, any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

Section 3.      Vacancies. Subject to the rights of holders of any series of Preferred Stock to elect directors, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election by the stockholders of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 4. Authority of the Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 5. Amendment to Bylaws. In furtherance and not in limitation of the powers conferred upon it by DGCL, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

Section 6. No Written Ballot. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 7. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VI – MEETINGS OF STOCKHOLDERS

Section 1.   Action Without a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be authorized or taken without a meeting with the affirmative vote of, and in a writing or writings signed by, all the stockholders who would be entitled to notice of a meeting of the stockholders held for such purpose; provided, however, that any action to adopt, amend, alter or repeal the Bylaws of the Corporation must be approved by the affirmative vote of, and in a writing or writings signed by, the holders of two-thirds of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

Section 2.  Special Meetings. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors; the President; the Secretary; or pursuant to a resolution of the Board of Directors; and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 3. Stockholder Nomination of Directors. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

Section 4. Required Vote for Director Elections; Effect of Abstentions and Broker Non- Votes. In any election of nominees to the Board of Directors at an annual meeting of the stockholders, if the number of nominees for election to the Board of Directors is less than or equal to the number of directorships to be filled in such election, then each individual nominated shall be elected to the Board of Directors if the votes cast “for” such nominee’s election exceeds the votes “against” such nominee’s election. If the number of nominees for election to the Board of Directors is greater than the number of directorships to be filled at the annual meeting of stockholders, then the nominees receiving the greatest number of votes cast “for” their election shall be elected to the available number of directorships. Neither abstentions nor “broker non- votes” shall count as votes “for” or “against” a nominee’s election.

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ARTICLE VII – LIMITATION OF DIRECTOR LIABILITY

Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors or brought to enforce a right to indemnification.

Section 3.    The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 4. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the Corporation or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss under the DGCL.

Section 5.       Neither any amendment nor repeal of any Section of this ARTICLE VII, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation inconsistent with this ARTICLE VII, shall eliminate or reduce the effect of this ARTICLE VII in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this ARTICLE VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision. The rights conferred on any person by this ARTICLE VII shall be deemed contract rights and shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or the Corporation’s Bylaws, agreement or vote of the stockholders or disinterested directors or otherwise.

ARTICLE VIII – MEETINGS OF STOCKHOLDERS

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX – EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

Section 1. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by any director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, the provisions of this Section 1 will not apply to any claim for which the federal courts have exclusive jurisdiction; and provided further that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware.

Section 2. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 3. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE

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IX.If any provision or provisions of this ARTICLE IX shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this ARTICLE IX (including, without limitation, each portion of any sentence of this ARTICLE IX containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE X – AMENDMENTS

Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders, directors or any other persons herein are granted subject to this reservation. Any amendment to the Certificate of Incorporation by the stockholders must be approved by the affirmative vote of the holders of two-thirds of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

ARTICLE XI – SEVERABILITY

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XII– INCORPORATOR

The name and address of the incorporator is Kyle C. Badger, 1000 Windward Concourse, Suite 250, Alpharetta, Georgia 30005.

ARTICLE XIII– INITIAL DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names and mailing addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the Corporation, or until their successors are duly elected and qualified, are:

Name		Address
Donald Colvin		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
Dana Jones		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
Jerry Jones		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
Michael A. Kaufman		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
Melvin Keating		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
John Mutch		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
Ramesh Srinivasan		1000 Windward Concourse, Suite 250 Alpharetta, Georgia 30005
***

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of Incorporation on this             day of         , 2021.

By:
Kyle C. Badger, Incorporator

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Exhibit D

Delaware Certificate of Designation

CERTIFICATE OF DESIGNATION

OF

5.25% SERIES A CONVERTIBLE PREFERRED STOCK

OF

AGILYSYS, INC.

AGILYSYS, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

The board of directors of the Corporation (the “Board of Directors”), in accordance with the resolutions of the Board of Directors of the Corporation dated [●], 2021, the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and applicable law, adopted the following resolution creating a series of 1,735,457 shares of Preferred Stock, no par value per share, of the Corporation designated as the “5.25% Series A Convertible Preferred Stock.”

RESOLVED, that in accordance with the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and applicable law, a series of Preferred Stock, no par value per share, of the Corporation be and hereby is created as the “5.25% Series A Convertible Preferred Stock,” and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

SECTION 1. DEFINITIONS.

“Adjustment Cancellation Preferred Shares” has the meaning set forth in Section 10(f)(i).

“Adjustment Preferred Shares” has the meaning set forth in Section 10(f)(i). “Affiliate” of any Person means any Person, directly or indirectly, Controlling, Controlled by or under common Control with such Person.

“Below Fair Market Value Issuance” has the meaning set forth in Section 10(f)(i)(3). “Board of Directors” means the Corporation’s board of directors or a committee of such board duly authorized to act on behalf of such board.

“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Bylaws” means the Corporation’s Bylaws, dated [●], 2021, as the same may be amended, supplemented or restated.

“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

“Certificate” means any Physical Certificate or Electronic Certificate.

“Certificate of Designation” means this Certificate of Designation relating to the Series A Convertible Preferred Stock, as it may be amended from time to time.

“Change of Control” means any of the following events after the original issuance of the Convertible Preferred Shares:

(a)a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Corporation, its Wholly Owned Subsidiaries or a Holder (together with its Affiliates), as a result of a transaction or event or series of transactions has become the direct or indirect “beneficial owner” (as defined below) of shares of the Corporation’s common equity representing more than fifty percent (50%) of the voting power of all of the Corporation’s then-outstanding common equity; provided, that this clause (a) shall not apply to a transaction specified in clause (b) below, including any exception thereto; or

(b)the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person other than one of the Corporation’s Wholly Owned Subsidiaries; (ii) any recapitalization, reclassification or change of the Common Shares (other than changes resulting from a share split or share combination or changes solely to the par value) as a result of which all of the Common Shares are converted into, or exchanged for, other securities, other property or assets; or (iii) any share exchange, consolidation or merger of the Corporation pursuant to which all of the Common Shares are converted into

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cash, securities or other property or assets; provided, however, that neither (1) a transaction or event or series of transactions or events described in subclause

(ii)or (iii) in which the holders of all classes of the Common Shares of the Corporation immediately prior to such transaction or event or series of transactions or events own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction or event or series of transactions or events in substantially the same proportions as such ownership immediately prior thereto nor (2) any merger or consolidation of the Corporation solely for the purpose of changing its jurisdiction of incorporation to another state of the United States that results in a reclassification, conversion or exchange of the outstanding Common Shares solely into shares of Common Shares or other similar common equity interests of the surviving entity shall be a Change of Control pursuant to this clause (b) or clause (a) above;

For the purposes of this definition, (x) any transaction or event described in both clause (a) and in clause (b) above (without regard to the proviso in clause (b)) will be deemed to occur solely pursuant to clause (b) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.

“Change of Control Corporation Redemption Notice” has the meaning set forth in Section 7(b)(vi)(1).

“Change of Control Holder Redemption Notice” means a notice (including a notice substantially in the form of the “Holder Repurchase Notice” set forth in Exhibit D) containing the information, or otherwise complying with the requirements, set forth in Section 7(b)(vi)(2).

“Change of Control Holder Redemption Right” has the meaning set forth in Section 7(b)(i).

“Change of Control Notice” has the meaning set forth in Section 7(b)(vi).

“Change of Control Redemption” means the redemption of any Convertible Preferred Shares by the Corporation pursuant to Section 7(b).

“Change of Control Redemption Date” means the date fixed, pursuant to Section 7(b)(iv), for the redemption of any Convertible Preferred Shares by the Corporation pursuant to a Change of Control Redemption.

“Change of Control Redemption Price” means the cash price payable by the Corporation to redeem any share of Convertible Preferred Shares upon its Change of Control Redemption, calculated pursuant to Section 7(b)(v).

“Charter” means the Corporation’s Certificate of Incorporation, as amended by this Certificate of Designation and as the same (subject to Section 9(c)) may be further amended, supplemented or restated.

“Close of Business” means 5:00 p.m., New York City time.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Shares” means any capital stock of any class or series of the Corporation (including, on the Initial Issue Date, the common shares, with no par value, of the Corporation) which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which is not subject to redemption by the Corporation. However, subject to the provisions of Section 10(i), shares issuable upon conversion of Convertible Preferred Shares shall include only shares of the class of capital stock of the Corporation designated as common shares, without par value, of the Corporation on the Initial Issue Date or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Common Share Change Event” has the meaning set forth in Section 10(i)(i).

“Control” (including its correlative meanings “under common Control with” and “Controlled by”) means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of securities or partnership or other interests, by contract or otherwise.

“Conversion Consideration” means, with respect to the conversion of any Convertible Preferred Shares, the type and amount of consideration payable to settle such conversion, determined in accordance with Section 10.

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“Conversion Date” means an Optional Conversion Date or a Mandatory Conversion Date.

“Conversion Price” means $20.1676; provided, however, that the Conversion Price is subject to adjustment from time to time pursuant to Section 10(f) and 10(g). Each reference in this Certificate of Designation or the Convertible Preferred Shares to the Conversion Price as of a particular date without setting forth a particular time on such date will be deemed to be a reference to the Conversion Price immediately before the Close of Business on such date.

“Conversion Share” means any Common Shares issued or issuable upon conversion of any Convertible Preferred Shares.

“Convertible Preferred Shares” has the meaning set forth in Section 3(a). “Corporation” has the meaning set forth in the preamble.

“Corporation Redemption” has the meaning set forth in Section 7(a).

“Corporation Redemption Date” means the date fixed, pursuant to Section 7(a)(iii), for the settlement of the redemption of the Convertible Preferred Shares by the Corporation pursuant to a Redemption.

“Corporation Redemption Notice” has the meaning set forth in Section 7(a)(v).

“Corporation Redemption Notice Date” means, with respect to a Corporation Redemption of the Convertible Preferred Shares, the date on which the Corporation sends the related Corporation Redemption Notice pursuant to Section 7(a)(v).

“Corporation Redemption Price” means the consideration payable by the Corporation to redeem any Convertible Preferred Share upon its Redemption, calculated pursuant to Section 7(a)(iv).

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “AGYS <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume- weighted average price is unavailable, the market value of one (1) Common Share on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm the Board of Directors selects). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Delisting Event” means, after the Initial Issue Date, the Common Shares cease to be listed for trading on the NASDAQ Global Select Market, the NASDAQ Global Market, the New York Stock Exchange, the NASDAQ Capital Market, the OTCQX Market, the OTCQB Market or the IEX (or any of their respective successors) for a period of 20 consecutive Trading Days.

“Depositary” means The Depository Trust Company or its successor.

“Dividend Junior Shares” means any class or series of the Corporation’s shares whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Convertible Preferred Shares with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). Dividend Junior Shares include the Common Shares. For the avoidance of doubt, Dividend Junior Shares will not include any securities of the Corporation’s Subsidiaries.

“Dividend Parity Shares” means any class or series of the Corporation’s shares (other than the Convertible Preferred Shares) whose terms expressly provide that such class or series will rank equally with the Convertible Preferred Shares with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Parity Shares will not include any securities of the Corporation’s Subsidiaries.

“Dividend Payment Date” means, with respect to any Convertible Preferred Share, each June 30 and December 31 of each year, beginning on June 30, 2020 (or beginning on such other date specified in the Certificate representing such share).

“Dividend Period” means, as to any Convertible Preferred Share, each period from, and including, a Dividend Payment Date (or, in the case of the first Dividend Period for such Convertible Preferred Share, from, and including, the Initial Accrual Date of such Convertible Preferred Share) to, but excluding, the next Dividend Payment Date.

“Dividend Rate” means five and one quarter percent (5.25%) per annum.

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“Dividend Record Date” has the following meaning: (a) June 15, in the case of a Dividend Payment Date occurring on June 30; and (b) December 15, in the case of a Dividend Payment Date occurring on December 31.

“Dividend Senior Shares” means any class or series of the Corporation’s shares whose terms expressly provide that such class or series will rank senior to the Convertible Preferred Shares with respect to the payment of dividends (without regard to whether or not dividends accumulate cumulatively). For the avoidance of doubt, Dividend Senior Shares will not include any securities of the Corporation’s Subsidiaries.

“Dividends” has the meaning set forth in Section 5(a)(i).

“Effective Price” has the following meaning with respect to the issuance or sale of any Common Shares or any Equity-Linked Securities:

(a)in the case of the issuance or sale of Common Shares, the value of the consideration received or receivable by (or at the direction of) the Corporation or any of its Affiliates for such shares, expressed as an amount per Common Shares; and

(b)in the case of the issuance or sale of any Equity-Linked Securities, an amount equal to a fraction whose:

(i)numerator is equal to sum, without duplication, of (x) the value of the aggregate consideration received or receivable by (or at the direction of) the Corporation or any of its Affiliates for the issuance or sale of such Equity-Linked Securities; and (y) the value of the minimum aggregate additional consideration, if any, payable to purchase or otherwise acquire Common Shares pursuant to such Equity-Linked Securities; and

(ii)denominator is equal to the maximum number of Common Shares underlying such Equity-Linked Securities;

provided, however, that:

(w)for purposes of clauses (a) and (b)(i) above, all underwriting commissions, placement agency commissions or similar commissions paid to any broker-dealer by the Corporation or any of its Affiliates in connection with such issuance or sale (excluding any other fees or expenses incurred by the Corporation or any of its Affiliates) will be added to the aggregate consideration referred to in such clause;

(x)for purposes of clause (b) above, if such minimum aggregate consideration, or such maximum number of Common Shares, is not determinable at the time such Equity-Linked Securities are issued or sold, then (1) the initial consideration payable under such Equity-Linked Securities, or the initial number of Common Shares underlying such Equity-Linked Securities, as applicable, will be used; and (2) at each time thereafter when such amount of consideration or number of shares becomes determinable or is otherwise adjusted (including pursuant to “anti-dilution” or similar provisions), there will be deemed to occur, for purposes of Section 10(f)(i)(3) and without affecting any prior adjustments theretofore made pursuant to Section 10(f)(i)(3), an issuance of additional Equity- Linked Securities;

(y)for purposes of clause (b) above, the surrender, extinguishment, maturity or other expiration of any such Equity-Linked Securities will be deemed not to constitute consideration payable to purchase or otherwise acquire Common Shares pursuant to such Equity-Linked Securities; and

(z)the “value” of any such consideration will be the fair value thereof, as of the date such shares or Equity-Linked Securities, as applicable, are issued or sold, determined in good faith by the Board of Directors (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

“Electronic Certificate” means any electronic book-entry maintained by the Transfer Agent that represents any Convertible Preferred Shares.

“Equity-Linked Securities” means any rights, options or warrants to purchase or otherwise acquire (whether immediately, during specified times, upon the satisfaction of any conditions or otherwise) any Common Shares.

“‘ex’ date” means, with respect to an issuance, dividend or distribution on the Common Shares, the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant securities exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Shares under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

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“Exempt Issuance” means (a) the Corporation’s issuance of any securities as full or partial consideration in connection with a merger, acquisition, consolidation or purchase of all or substantially all of the securities or assets of a corporation or other entity; (b) the Corporation’s issuance or grant of Common Shares or options to purchase Common Shares, or other equity-based awards (including restricted stock units), to employees (or prospective employees who have accepted an offer of employment), directors or consultants of the Corporation or any of its Subsidiaries, pursuant to plans that have been approved by a majority of the independent members of the Board of Directors or that exist as of the Initial Issue Date;

(c)the Corporation’s issuance of securities upon the exercise, exchange or conversion of any securities that are exercisable or exchangeable for, or convertible into, Common Shares and are outstanding as of the Initial Issue Date, provided that such exercise, exchange or conversion is effected pursuant to the terms of such securities as in effect on the Initial Issue Date; (d) the Corporation’s issuance of securities pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by a majority of the disinterested members of the Board of Directors; and (e) the Corporation’s issuance of the Convertible Preferred Shares on the Initial Issue Date or pursuant to Section 10(f)(i) and any Common Shares upon conversion of any Convertible Preferred Shares so issued. For purposes of this definition, “consultant” means a consultant that may participate in an “employee benefit plan” in accordance with the definition of such term in Rule 405 under the Securities Act.

“Expiration Date” has the meaning set forth in the definition of “Pro Rata Repurchase.”

“Holder” means a person in whose name any Convertible Preferred Share is registered in the Register.

“Holder Received Dividend” means any Property Dividend solely of cash if (but only if):

(a)prior to the date for determination of holders of Common Shares entitled to receive such distribution the Corporation has delivered a written notice (a “Holder Received Dividend Notice”) to the transfer agent or agents for the Convertible Preferred Shares that the Corporation intends to treat such distribution as a “Holder Received Dividend” hereunder; and

(b)at the same time the Corporation makes such distribution to holders of Common Shares, the Corporation distributes, to the Person who was the holder of each Convertible Preferred Share that was outstanding immediately after the Close of Business on such date for determination (whether or not such Convertible Preferred Share is outstanding on the date of such distribution), an amount equal to the amount of cash that would have been receivable upon such distribution by a holder of the number of Common Shares into which such Convertible Preferred Share is convertible if such Convertible Preferred Share had been converted in full immediately prior to such date for determination.

“Holder Received Dividend Notice” has the meaning set forth in the definition of Holder Received Dividend.

“Holder Repurchase” means the repurchase of any Convertible Preferred Share by the Corporation pursuant to Section 8.

“Holder Repurchase Date” means the date fixed, pursuant to Section 8(d), for the settlement of the repurchase of the Convertible Preferred Share by the Corporation pursuant to a Holder Repurchase.

“Holder Repurchase Notice” means a notice (including a notice substantially in the form of the “Holder Repurchase Notice” set forth in Exhibit C) containing the information, or otherwise complying with the requirements, set forth in Section 8(f)(i) and Section 8(f)(ii).

“Holder Repurchase Price” means the cash price payable by the Corporation to repurchase any Convertible Preferred Share upon its Holder Repurchase, calculated pursuant to Section 8(e).

“Holder Repurchase Right” has the meaning set forth in Section 8(a).

“Holder Repurchase Trigger Date” means the earlier of the date that the Corporation has a Delisting Event or May 22, 2025.

“Initial Accrual Date” means, as to any Convertible Preferred Share (other than any Adjustment Preferred Share), the Initial Issue Date or, as to any Adjustment Preferred Share, the date on which such Adjustment Preferred Share is issued pursuant to Section 10(f)(i).

“Initial Issue Date” means May 22, 2020.

“Initial Liquidation Preference” means, as to any Convertible Preferred Share (other than any Adjustment Preferred Share), $20.1676 or, as to any Adjustment Preferred Share, the Liquidation Preference of the outstanding Convertible Preferred Share in respect of which such Adjustment Preferred Share is issued pursuant to Section 10(f)(i) at the time such Adjustment Preferred Share is issued (after giving effect to any adjustment to such Liquidation Preference required to be made simultaneously with such issuance pursuant to Section 10(f)(i)).

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“Investment Agreement” means the Investment Agreement, dated as of May 11, 2020, by and between the Corporation and MAK Capital One L.L.C., a Delaware limited liability company.

“Last Reported Sale Price” of the Common Shares for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of the Common Shares on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Shares are then listed. If the Common Shares are not listed for trading on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per Common Share on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Shares are not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per Common Share on such Trading Day from each of at least three nationally recognized independent investment banking firms the Corporation selects in good faith.

“Liquidation Junior Shares” means any class or series of the Corporation’s shares whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Convertible Preferred Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up. Liquidation Junior Shares include the Common Shares. For the avoidance of doubt, Liquidation Junior Shares will not include any securities of the Corporation’s Subsidiaries.

“Liquidation Parity Shares” means any class or series of the Corporation’s shares (other than the Convertible Preferred Shares) whose terms expressly provide that such class or series will rank equally with the Convertible Preferred Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Parity Shares will not include any securities of the Corporation’s Subsidiaries.

“Liquidation Payment” has the meaning set forth in Section 6(a).

“Liquidation Preference” means, with respect to any Convertible Preferred Share, an amount initially equal to the Initial Liquidation Preference with respect to such Convertible Preferred Share, plus any accrued and unpaid dividends, inclusive of any dividends paid in kind; provided, however, that such Liquidation Preference is subject to adjustment from time to time pursuant to Sections 5(a)(ii)(1) and 10(f).

“Liquidation Senior Shares” means any class or series of the Corporation’s shares whose terms expressly provide that such class or series will rank senior to the Convertible Preferred Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up. For the avoidance of doubt, Liquidation Senior Shares will not include any securities of the Corporation’s Subsidiaries.

“Mandatory Conversion” has the meaning set forth in Section 10(c)(i). “Mandatory Conversion Date” means a Conversion Date designated with respect to any Convertible Preferred Shares pursuant to Section 10(c)(i) and 10(c)(iii). “Mandatory Conversion Notice” has the meaning set forth in Section 10(c)(iv).

“Mandatory Conversion Notice Date” means, with respect to a Mandatory Conversion, the date on which the Corporation sends the Mandatory Conversion Notice for such Mandatory Conversion pursuant to Section 10(c)(iv).

“Mandatory Conversion Right” has the meaning set forth in Section 10(c)(i). “Mandatory Conversion Trigger Date” means November 22, 2023.

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Shares are listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Shares or in any options contracts or futures contracts relating to the Common Shares.

“Minimum Price” means $18.09.

“Officer” means the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, or any Vice-President of the Corporation.

“Open of Business” means 9:00 a.m., New York City time.

“Optional Conversion” means the conversion of any Convertible Preferred Share other than a Mandatory Conversion.

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“Optional Conversion Date” means, with respect to the Optional Conversion of any Convertible Preferred Share, the first Business Day on which the requirements set forth in Section 10(d)(ii) for such conversion are satisfied.

“Optional Conversion Notice” means a notice substantially in the form of the “Optional Conversion Notice” set forth in Exhibit B.

“Ownership Limitation” has the meaning set forth in Section 10(h)(i).

“Payment Date” means, as to any dividend or distribution on all or substantially all of the Common Shares, the date on which the holders of Common Shares receive any dividend or distribution or, if earlier, in the case of a dividend or distribution consisting of Common Shares, the date on which the persons receiving such Common Shares first become record holders of the Common Shares so received.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designation.

“Physical Certificate” means any certificate (other than an Electronic Certificate) representing any Convertible Preferred Shares, which certificate is substantially in the form set forth in Exhibit A, registered in the name of the Holder of such share(s) and duly executed by the Corporation and countersigned by the Transfer Agent.

“Pro Rata Repurchase” means any purchase of Common Shares by the Corporation or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to all or any material portion of the holders of Common Stock, in the case of both (A) and (B), whether for cash, shares of Capital Stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while any Convertible Preferred Shares are outstanding. The “Expiration Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Corporation under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Pro Rata Repurchase Valuation Period” has the meaning set forth in Section 10(f)(i)(2).

“Property Dividend” means any payment by the Corporation to all holders of its Common Shares of any dividend, or any other distribution by the Corporation to such holders, of any shares of capital stock of the Corporation, evidences of indebtedness of the Corporation, cash or other assets (including rights, warrants or other securities (of the Corporation or any other Person)), other than any dividend or distribution (i) upon a Common Share Change Event to which Section 10(i) applies, or (ii) of any Common Stock referred to in Section 10(f)(i)(1).

“Redemption” means a Corporation Redemption or a Change of Control Redemption.

“Redemption Date” means a Change of Control Redemption Date or Corporation Redemption Date, as applicable.

“Reference Property” has the meaning set forth in Section 10(i)(i). “Reference Property Unit” has the meaning set forth in Section 10(i)(i). “Register” has the meaning set forth in Section 3(e).

“Requisite Stockholder Approval” means the stockholder approval contemplated by NASDAQ Listing Standard Rules 5635 with respect to the issuance of Common Shares upon conversion of the Convertible Preferred Shares in excess of the limitations imposed by such rules; provided, however, that the Requisite Stockholder Approval will be deemed to be obtained if, due to any amendment or binding change in the interpretation of the applicable listing standards of The NASDAQ Stock Market, such stockholder approval is no longer required for the Corporation to settle all conversions of the Convertible Preferred Shares in Common Shares without regard to Section 10(h).

“Restricted Share Legend” means a legend substantially in the form set forth in Exhibit E.

“Securities Act” means the U.S. Securities Act of 1933, as amended. “Security” means any Convertible Preferred Share or Conversion Share.

“Stockholder Voting Power” means the aggregate number of Voting Shares of the Corporation, with the calculation of such aggregate number of Voting Shares being conclusively made for all purposes under the Charter (as amended by this Certificate of Designation), absent manifest error, by the Corporation based on the Corporation’s review of the Register, the Corporation’s other books and records, each Holder’s public filings pursuant to Section 13 or Section 16 of the Exchange Act and any other written evidence satisfactory to the Corporation regarding any Holder’s beneficial ownership of any securities of the Corporation.

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“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (x) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (y) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

“Successor Person” has the meaning set forth in Section 10(i)(iii).

“Trading Day” means any day on which (a) trading in the Common Shares generally occurs on the principal U.S. national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Shares are then traded; and (b) there is no Market Disruption Event. If the Common Shares are not so listed or traded, then “Trading Day” means a Business Day.

“Transfer Agent” means the Corporation or its successor.

“Transfer-Restricted Security” means any Security that constitutes a “restricted security” (as defined in Rule 144); provided, however, that such Security will cease to be a Transfer-Restricted Security upon the earliest to occur of the following events:

(a)such Security is sold or otherwise transferred to a Person (other than the Corporation or an Affiliate of the Corporation) pursuant to a registration statement that was effective under the Securities Act at the time of such sale or transfer;

(b)such Security is sold or otherwise transferred to a Person (other than the Corporation or an Affiliate of the Corporation) pursuant to an available exemption (including Rule 144) from the registration and prospectus-delivery requirements of, or in a transaction not subject to, the Securities Act and, immediately after such sale or transfer, such Security ceases to constitute a “restricted security” (as defined in Rule 144); and

(c)(i) such Security is eligible for resale, by a Person that is not an Affiliate of the Corporation and that has not been an Affiliate of the Corporation during the immediately preceding three (3) months, pursuant to Rule 144 without any limitations thereunder as to volume, manner of sale, availability of current public information or notice; and (ii) the Corporation has received such certificates or other documentation or evidence as the Corporation may reasonably require to determine that the security is eligible for resale pursuant to clause (i) and the Holder, holder or beneficial owner of such Security is not, and has not been during the immediately preceding three (3) months, an Affiliate of the Corporation.

“Treasury Regulations” means the Treasury regulations promulgated under the Code, as amended.

“Voting Parity Shares” means, with respect to any matter as to which Holders are entitled to vote pursuant to Section 9(a), each class or series of outstanding shares of the Corporation that constitutes both Dividend Parity Shares and Liquidation Parity Shares, if any, upon which similar voting rights are conferred and are exercisable with respect to such matter.

“Voting Shares” means the Common Shares, the Convertible Preferred Shares and any other capital stock of the Corporation having the right to vote generally in any election of directors of the Board of Directors.

“VWAP Market Disruption Event” means, with respect to any date, (a) the failure by the principal U.S. national or regional securities exchange on which the Common Shares are then listed, or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Shares are then traded, to open for trading during its regular trading session on such date; or (b) the occurrence or existence, for more than one half hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Shares or in any options contracts or futures contracts relating to the Common Shares, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date.

“VWAP Trading Day” means a day on which (a) there is no VWAP Market Disruption Event; and (b) trading in the Common Shares generally occurs on the principal U.S. national or regional securities exchange on which the Common Shares are then listed or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Shares are then traded. If the Common Shares are not so listed or traded, then “VWAP Trading Day” means a Business Day.

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“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

SECTION 2. RULES OF CONSTRUCTION. For purposes of this Certificate of Designation:

(a)“or” is not exclusive;

(b)“including” means “including without limitation”;

(c)“will” expresses a command;

(d)the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(e)a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(f)words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(g)“herein,” “hereof” and other words of similar import refer to this Certificate of Designation as a whole and not to any particular Section or other subdivision of this Certificate of Designation, unless the context requires otherwise;

(h)references to currency mean the lawful currency of the United States of America, unless the context requires otherwise; and

(i)the exhibits, schedules and other attachments to this Certificate of Designation are deemed to form part of this Certificate of Designation.

SECTION 3. THE CONVERTIBLE PREFERRED SHARES.

(a)Designation; Par Value. A series of serial preferred shares of the Corporation titled the “5.25% Series A Convertible Preferred Shares” (hereinafter referred to as the “Convertible Preferred Shares”) is hereby designated and created out of the authorized and unissued serial preferred shares of the Corporation. The Convertible Preferred Shares have no par value.

(b)Number of Authorized Shares. The total authorized number of Convertible Preferred Shares is 1,735,457; provided, however that, by resolution of the Board of Directors, the total number of authorized Convertible Preferred Shares may hereafter be increased (subject to Section 9(a)(i)(4)) or be reduced to a number that is not less than the number of Convertible Preferred Shares then outstanding.

(c)Form, Dating and Denominations.

(i)Form and Date of Certificates Representing Convertible Preferred Shares. Each Certificate representing any Convertible Preferred Share will bear the legends required by Section 3(f) and may bear notations, legends or endorsements required by law, securities exchange rule or usage or the Depositary.

(ii)Certificates.

(1)Generally. The Convertible Preferred Shares will be originally issued initially in the form of one or more Physical Certificates. Electronic Certificates may be exchanged for Physical Certificates, and Physical Certificates may be exchanged for Electronic Certificates upon request by the Holder thereof pursuant to customary procedures.

(2)Electronic Certificates; Interpretation. For purposes of this Certificate of Designation, (A) each Electronic Certificate will be deemed to include the text of the stock certificate set forth in Exhibit A; (B) any legend or other notation that is required to be included on a Certificate will be deemed to be included in any Electronic Certificate notwithstanding that such Electronic Certificate may be in a form that does not permit affixing legends thereto; (C) any reference in this Certificate of Designation to the “delivery” of any Electronic Certificate will be deemed to be satisfied upon the registration of the electronic book-entry representing such Electronic Certificate in the name of the applicable Holder; and (D) upon satisfaction of any applicable

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requirements of the DGCL, the Charter and the Bylaws, and any related requirements of the Transfer Agent, in each case for the issuance of Convertible Preferred Shares in the form of one or more Electronic Certificates, such Electronic Certificates will be deemed to be executed by the Corporation and countersigned by the Transfer Agent.

(iii)No Bearer Certificates; Denominations. The Convertible Preferred Shares will be issued only in registered form and only in whole numbers of shares.

(iv)Registration Numbers. Each Certificate representing any Convertible Preferred Share will bear a unique registration number that is not affixed to any other Certificate representing any other outstanding Convertible Preferred Share.

(v)Identical with Other Convertible Preferred Shares. Each Convertible Preferred Share shall be identical in all respects with the other Convertible Preferred Shares except as to the dates from and after which Dividends thereon shall be cumulative and subject to the provisions of Section 5.

(d)Method of Payment; Delay When Payment Date is Not a Business Day.

(i)Method of Payment. The Corporation will pay all cash amounts due on any Convertible Preferred Shares by check issued in the name of the Holder thereof; provided, however, that if such Holder has delivered to the Corporation, no later than the time set forth in the next sentence, a written request to receive payment by wire transfer to an account of such Holder within the United States, then the Corporation will pay all such cash amounts by wire transfer of immediately available funds to such account. To be timely, such written request must be delivered no later than the Close of Business on the following date: (x) with respect to the payment of any declared cash Dividend due on a Dividend Payment Date for the Convertible Preferred Shares, the related Record Date; and

(y)with respect to any other payment, the date that is fifteen (15) calendar days immediately before the date such payment is due.

(ii)Delay of Payment when Payment Date is Not a Business Day. If the due date for a payment on any Convertible Preferred Share as provided in this Certificate of Designation is not a Business Day, then, notwithstanding anything to the contrary in this Certificate of Designation, such payment may be made on the immediately following Business Day and no interest, dividend or other amount will accrue or accumulate on such payment as a result of the related delay. Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.”

(e)Transfer Agent; Register. The Corporation or any of its Subsidiaries may act as the Transfer Agent. The Corporation will, or will retain another Person (who may be the Transfer Agent) to act as registrar who will, keep a record (the “Register”) of the names and addresses of the Holders, the number of Convertible Preferred Shares held by each Holder and the transfer, exchange, repurchase, Redemption and conversion of the Convertible Preferred Shares. Absent manifest error, the entries in the Register will be conclusive and the Corporation and the Transfer Agent may treat each Person whose name is recorded as a Holder in the Register as a Holder for all purposes. The Register will be in written form or in any form capable of being converted into written form reasonably promptly. The Corporation will promptly provide a copy of the Register to any Holder upon its request.

(f)Legends.

(i)Restricted Share Legend.

(1)Each Certificate representing any Convertible Preferred Share that is a Transfer-Restricted Security will bear the Restricted Share Legend.

(2)If any Convertible Preferred Share is issued in exchange for, in substitution of, or to effect a partial conversion of, any other Convertible Preferred Share (such other share(s) being referred to as the “old share(s)” for purposes of this Section 3(f)(i)(2)), including pursuant to Section 3(h) or 3(j), then the Certificate representing such Convertible Preferred Share will bear the Restricted Share Legend if the Certificate representing such old share(s) bore the Restricted Share Legend at the time of such exchange or substitution, or on the related Conversion Date with respect to such conversion, as applicable; provided, however, that the

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Certificate representing such Convertible Preferred Share need not bear the Restricted Share Legend if such Convertible Preferred Share does not constitute a Transfer-Restricted Security immediately after such exchange or substitution, or as of such Conversion Date, as applicable.

(ii)Other Legends. The Certificate representing any Convertible Preferred Share may bear any other legend or text, not inconsistent with this Certificate of Designation, as may be required by applicable law or by any securities exchange or automated quotation system on which such Convertible Preferred Share is traded or quoted or as may be otherwise reasonably determined by the Corporation to be appropriate.

(iii)Acknowledgement and Agreement by the Holders. A Holder’s acceptance of any Convertible Preferred Share represented by a Certificate bearing any legend required by this Section 3(f) will constitute such Holder’s acknowledgement of, and agreement to comply with, the restrictions set forth in such legend.

(iv)Legends on Conversion Shares.

(1)Each Conversion Share will bear a legend substantially to the same effect as the Restricted Share Legend if the Convertible Preferred Share upon the conversion of which such Conversion Share was issued was (or would have been had it not been converted) a Transfer-Restricted Security at the time such Conversion Share was issued; provided, however, that such Conversion Share need not bear such a legend if the Corporation determines, in its reasonable discretion, that such Conversion Share need not bear such a legend.

(2)Notwithstanding anything to the contrary in Section 3(f)(iv)(1), a Conversion Share need not bear a legend pursuant to Section 3(f)(iv)(1) if such Conversion Share is issued in an uncertificated form that does not permit affixing legends thereto, provided the Corporation takes measures (including the assignment thereto of a “restricted” CUSIP number) that it reasonably deems appropriate to enforce the transfer restrictions referred to in such legend.

(g)Transfers and Exchanges; Transfer Taxes; Certain Transfer Restrictions.

(i)Provisions Applicable to All Transfers and Exchanges.

(1)Generally. Subject to this Section 3(g) and the applicable provisions of the Investment Agreement, Convertible Preferred Shares represented by any Certificate may be transferred or exchanged from time to time, and the Corporation will cause each such transfer or exchange to be recorded in the Register.

(2)No Services Charge; Transfer Taxes. The Corporation will not impose any service charge on any Holder for any transfer, exchange or conversion of any Convertible Preferred Share, but the Corporation may require payment of a sum sufficient to cover any transfer tax or similar governmental charge that may be imposed in connection with any transfer or exchange of a Convertible Preferred Share, other than exchanges pursuant to Section 3(h) or Section 3(p) not involving any transfer.

(3)No Transfers or Exchanges of Fractional Shares. Notwithstanding anything to the contrary in this Certificate of Designation, all transfers or exchanges of Convertible Preferred Shares must be in an amount representing a whole number of Convertible Preferred Shares, and no fractional Convertible Preferred Share may be transferred or exchanged.

(4)Legends. Each Certificate representing any Convertible Preferred Share that is issued upon transfer of, or in exchange for, another Convertible Preferred Share will bear each legend, if any, required by Section 3(f).

(5)Settlement of Transfers and Exchanges. Upon satisfaction of the requirements of this Certificate of Designation to effect a transfer or exchange of any Convertible Preferred Share as well as the delivery of all documentation reasonably required by the Transfer Agent or the Corporation in order to effect any transfer or exchange, the Corporation will cause such transfer or exchange to be effected as soon as reasonably practicable but in no event later than the second (2nd) Business Day after the date of such satisfaction.

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(ii)Transfers of Shares Subject to Redemption, Repurchase or Conversion. Notwithstanding anything to the contrary in this Certificate of Designation, the Corporation will not be required to register the transfer of or exchange any Convertible Preferred Share:

(1)that has been surrendered for conversion;

(2)that has been called for Corporation Redemption pursuant to a Corporation Redemption Notice, except to the extent that the Corporation fails to pay the related Corporation Redemption Price when due;

(3)as to which a Change of Control Corporation Redemption Notice or a Change of Control Holder Redemption Notice has been duly delivered pursuant to Section 7(b)(vi), and not withdrawn, except to the extent that the Corporation fails to pay the related Change of Control Redemption Price when due; or

(4)as to which a Holder Repurchase Notice has been duly delivered pursuant to Section 8(f), except to the extent that the Corporation fails to pay the related Holder Repurchase Price when due.

(h)Exchange and Cancellation of Convertible Preferred Share to Be Converted, Repurchased or Redeemed.

(i)Partial Conversions, Cancellations, Repurchases and Redemptions of Certificates. If only a portion of a Holder’s Convertible Preferred Shares represented by a Certificate (such Certificate being referred to as the “old Certificate” for purposes of this Section 3(h)(i)) is to be converted or cancelled pursuant to Section 10, repurchased pursuant to a Holder Repurchase or redeemed pursuant to a Redemption, then, as soon as reasonably practicable after such Certificate is surrendered for such conversion, cancellation, repurchase or redemption, as applicable, the Corporation will cause such Certificate to be exchanged for (1) one or more Certificates that each represent a whole number of Convertible Preferred Shares and, in the aggregate, represent a total number of Convertible Preferred Shares equal to the number of Convertible Preferred Shares represented by such old Certificate that are not to be so converted, cancelled, repurchased or redeemed, as applicable, and deliver such Certificate(s) to such Holder; and (2) a Certificate representing a whole number of Convertible Preferred Shares equal to the number of Convertible Preferred Shares represented by such old Certificate that are to be so converted, cancelled, repurchased or redeemed, as applicable, which Certificate will be converted, cancelled, repurchased or redeemed, as applicable, pursuant to the terms of this Certificate of Designation; provided, however, that the Certificate referred to in this clause

(2)need not be issued at any time after which such Convertible Preferred Shares subject to such conversion, cancellation, repurchase or redemption, as applicable, are deemed to cease to be outstanding pursuant to Section 3(n).

(ii)Cancellation of Convertible Preferred Share that Is Converted, Cancelled, Repurchased or Redeemed. If a Holder’s Convertible Preferred Share represented by a Certificate (or any portion thereof that has not theretofore been exchanged pursuant to Section 3(h)(i)) (such Certificate being referred to as the “old Certificate” for purposes of this Section 3(h)(ii)) is to be converted or cancelled pursuant to Section 10, repurchased pursuant to a Holder Repurchase or redeemed pursuant to a Redemption, then, promptly after the later of the time such Convertible Preferred Share is deemed to cease to be outstanding pursuant to Section 3(n) and the time such Certificate is surrendered for such conversion, cancellation, repurchase or redemption, as applicable, (A) such Certificate will be cancelled pursuant to Section 3(l); and (B) in the case of cancellation pursuant to Section 10 or a partial conversion, repurchase or redemption, the Corporation will issue, execute and deliver to such Holder, and cause the Transfer Agent to countersign one or more Certificates that (x) each represents a whole number of Convertible Preferred Shares and, in the aggregate, represents a total number of Convertible Preferred Shares equal to the number of Convertible Preferred Shares represented by such old Certificate that are not to be so converted, cancelled, repurchased or redeemed, as applicable; (y) are registered in the name of such Holder; and (z) bear each legend, if any, required by Section 3(f).

(i)Status of Retired Shares. Upon any Convertible Preferred Share ceasing to be outstanding, such share will be deemed to be retired and to resume the status of an authorized and unissued serial preferred share of the Corporation, undesignated as to series, and such share cannot thereafter be reissued as a Convertible Preferred Share.

(j)Replacement Certificates. If a Holder claims that the Certificate(s) representing Convertible Preferred Shares have been mutilated, lost, destroyed or wrongfully taken, then the Corporation will issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(c), a replacement Certificate representing such Convertible Preferred Shares upon surrender to the Corporation or the Transfer Agent of such mutilated Certificate, or upon

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delivery to the Corporation or the Transfer Agent of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Transfer Agent and the Corporation. In the case of a lost, destroyed or wrongfully taken Certificate representing any Convertible Preferred Shares, the Corporation and the Transfer Agent may require the Holder thereof to provide such security or indemnity that is reasonably satisfactory to the Corporation and the Transfer Agent to protect the Corporation and the Transfer Agent from any loss that any of them may suffer if such Certificate is replaced. Every replacement Convertible Preferred Share issued pursuant to this Section 3(j) will, upon such replacement, be deemed to be an outstanding Convertible Preferred Share, entitled to all of the benefits of this Certificate of Designation equally and ratably with all other Convertible Preferred Share then outstanding.

(k)Registered Holders. Only the Holder will have rights under this Certificate of Designation as the owner of such Convertible Preferred Shares.

(l)Cancellation. The Corporation may at any time deliver Convertible Preferred Shares to the Transfer Agent for cancellation. The Corporation will cause the Transfer Agent to promptly cancel all Convertible Preferred Shares so surrendered to it in accordance with its customary procedures.

(m)Shares Held by the Corporation or its Subsidiaries. Without limiting the generality of Sections 3(n) and 3(o), in determining whether the Holders of the required number of outstanding Convertible Preferred Shares have concurred in any direction, waiver or consent, Convertible Preferred Shares owned by the Corporation or any of its Subsidiaries will be deemed not to be outstanding.

(n)Outstanding Shares.

(i)Generally. The Convertible Preferred Shares that are outstanding at any time will be deemed to be those Convertible Preferred Shares that, at such time, have been duly executed by the Corporation and countersigned by the Transfer Agent, excluding those Convertible Preferred Shares that have theretofore been (1) cancelled by the Transfer Agent or delivered to the Transfer Agent for cancellation in accordance with Section 3(l);

(2) paid in full upon their conversion, repurchase or redemption in accordance with this Certificate of Designation; or (3) deemed to cease to be outstanding to the extent provided in, and subject to, clause (ii), (iii), (iv), (v) or (vi) of this Section 3(n).

(ii)Replaced Shares. If any Certificate representing any Convertible Preferred Share is replaced pursuant to Section 3(j), then such Convertible Preferred Share will cease to be outstanding at the time of such replacement, unless the Transfer Agent and the Corporation receive proof reasonably satisfactory to them that such share is held by a “bona fide purchaser” under applicable law.

(iii)Shares to Be Redeemed. If, on a Redemption Date, the Corporation has segregated, solely for the benefit of the applicable Holders, consideration in kind and amount that is sufficient to pay the aggregate Corporation Redemption Price or Change of Control Redemption Price due on such date, then (unless there occurs a default in the payment of the Change of Control Redemption Price or Corporation Redemption Price, as applicable) (1) the Convertible Preferred Shares to be redeemed on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Corporation’s obligations pursuant to Section 5(b)); (2) Dividends will cease to accumulate on such Convertible Preferred Shares from and after such Redemption Date; and (3) the rights of the Holders of such Convertible Preferred Shares, as such, will terminate with respect to such Convertible Preferred Shares, other than the right to receive the Change of Control Redemption Price or Corporation Redemption Price, as applicable, as provided in Section 7 (and, if applicable, declared Dividends as provided in Section 5(b)) and any Holder Received Dividend pursuant to Section 10(f)(viii).

(iv)Shares to Be Converted. If any Convertible Preferred Share is to be converted, then, at the Close of Business on the Conversion Date for such conversion (unless there occurs a default in the delivery of the Conversion Consideration due pursuant to Section 10 upon such conversion): (1) such Convertible Preferred Share will be deemed to cease to be outstanding (without limiting the Corporation’s obligations pursuant to Section 5(b));

(2) Dividends will cease to accumulate on such Convertible Preferred Share from and after such Conversion Date; and (3) the rights of the Holders of such Convertible Preferred Share, as such, will terminate with respect to such Convertible Preferred Share, other than the right to receive such Conversion Consideration as provided in Section 10

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(and, if applicable, declared Dividends as provided in Section 5(b)) and any Holder Received Dividend pursuant to Section 10(f)(viii).

(v)Shares to Be Repurchased Pursuant to a Holder Repurchase. If, on a Holder Repurchase Date, the Corporation holds consideration in kind and amount that is sufficient to pay the aggregate Holder Repurchase Price due on such date, then (unless there occurs a default in the payment of the Holder Repurchase Price) (1) the Convertible Preferred Shares to be repurchased on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Corporation’s obligations pursuant to Section 5(b)); and

(2) the rights of the Holders of such Convertible Preferred Shares, as such, will terminate with respect to such Convertible Preferred Shares, other than the right to receive the Holder Repurchase Price as provided in Section 8 (and, if applicable, declared Dividends as provided in Section 5(b)) and any Holder Received Dividend pursuant to Section 10(f)(viii).

(vi)Shares to Be Cancelled. If, on the effective date of any share combination of Common Shares to which Section 10(f)(i)(6) applies, any Adjustment Cancellation Preferred Shares are required to be cancelled pursuant to Section 10(f)(i)(6)(C), (1) the Adjustment Cancellation Preferred Shares to be cancelled on such date will be deemed, as of such date, to cease to be outstanding (without limiting the Corporation’s obligations pursuant to Section 5(b)); (2) Dividends will cease to accumulate on such Convertible Preferred Shares from and after such date; and (3) the rights of Holders of such Adjustment Cancellation Preferred Shares, as such, will terminate with respect to such Adjustment Cancellation Preferred Shares, other than the right to receive the Change of Control Redemption Price or Corporation Redemption Price, as applicable, as provided in Section 7 (and, if applicable, declared Dividends as provided in Section 5(b)) and any Holder Received Dividend pursuant to Section 10(f)(viii).

(o)Repurchases by the Corporation and its Subsidiaries. Without limiting the generality of Section 3(l) and the next sentence, and subject to Section 10(f)(i)(2), the Corporation may, from time to time, repurchase Convertible Preferred Shares in open market purchases or in negotiated transactions without delivering prior notice to Holders. The Corporation will promptly deliver to the Transfer Agent for cancellation all Convertible Preferred Shares that the Corporation or any of its Subsidiaries have purchased or otherwise acquired.

(p)Notations and Exchanges. Without limiting any rights of Holders pursuant to Section 9, if any amendment, supplement or waiver to the Charter (including this Certificate of Designation) changes the terms of any Convertible Preferred Shares, then the Corporation may, in its discretion, require the Holder of the Certificate representing such Convertible Preferred Shares to deliver such Certificate to the Transfer Agent so that the Transfer Agent may place an appropriate notation prepared by the Corporation on such Certificate and return such Certificate to such Holder. Alternatively, at its discretion, the Corporation may, in exchange for such Convertible Preferred Shares, issue, execute and deliver, and cause the Transfer Agent to countersign, in each case in accordance with Section 3(c), a new Certificate representing such Convertible Preferred Shares that reflects the changed terms. The failure to make any appropriate notation or issue a new Certificate representing any Convertible Preferred Shares pursuant to this Section 3(p) will not impair or affect the validity of such amendment, supplement or waiver, nor will such failure impair or affect the Holder’s rights with respect to such Convertible Preferred Shares.

(q)CUSIP and ISIN Numbers. The Corporation may use one or more CUSIP or ISIN numbers to identify any of the Convertible Preferred Shares, and, if so, the Corporation will use such CUSIP or ISIN number(s) in notices to Holders; provided, however, that the effectiveness of any such notice will not be affected by any defect in, or omission of, any such CUSIP or ISIN number.

SECTION 4. RANKING. The Convertible Preferred Shares will rank (a) senior to (i) Dividend Junior Shares with respect to the payment of dividends; and (ii) Liquidation Junior Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up;

(b)equally with (i) Dividend Parity Shares with respect to the payment of dividends; and (ii) Liquidation Parity Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up; and (c) junior to (i) Dividend Senior Shares with respect to the payment of dividends; and (ii) Liquidation Senior Shares with respect to the distribution of assets upon the Corporation’s liquidation, dissolution or winding up.

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SECTION 5. DIVIDENDS.

(a)Generally.

(i)Dividends.

(1)Accumulation and Payment of Dividends. The Convertible Preferred Shares will accumulate cumulative dividends at a rate per annum equal to the Dividend Rate on the Liquidation Preference thereof (calculated in accordance with Section 5(a)(i)(2)), regardless of whether or not declared or funds are legally available for their payment (such dividends that accumulate on the Convertible Preferred Shares pursuant to this sentence, “Dividends”). Subject to the other provisions of this Section 5 (including, for the avoidance of doubt, Section 5(a)(ii)(1)), such Dividends will be payable when, as and if declared by the Board of Directors, out of funds legally available for their payment to the extent paid in cash, semi-annually in arrears on each Dividend Payment Date, to the Holders as of the Close of Business on the immediately preceding Dividend Record Date. Dividends on any Convertible Preferred Share will accumulate from, and including, the last date to which Dividends have been paid on such Convertible Preferred Share (or, if no Dividends have been paid on such Convertible Preferred Share, from, and including, the Initial Accrual Date for such Convertible Preferred Share) to, but excluding, the next Dividend Payment Date.

(2)Computation of Accumulated Dividends. Accumulated Dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months. Dividends on each Convertible Preferred Share will accrue on the Liquidation Preference of such Convertible Preferred Share as of immediately after the Close of Business on each day during the relevant Dividend Period (after giving effect to any adjustment to the Liquidation Preference required to be made at or prior to such time pursuant to Section 10(f)(i)).

(ii)Method of Payment; Payments in Kind.

(1)Generally. Subject to the next sentence, each declared Dividend on the Convertible Preferred Shares will be paid, at the election of the Board of Directors:

(A)100% in cash; or

(B)50% in cash and 50% in kind, any such payment in kind to be reflected as an increase in the Liquidation Preference of each Convertible Preferred Share outstanding as of such time, effective immediately before the Close of Business on the related Dividend Payment Date, subject to Section 10(d)(iii)(2).

Notwithstanding anything to the contrary in this Certificate of Designation, if, as of the Close of Business on any Dividend Payment Date, the Corporation has not paid in cash all or any portion of the full amount of the Dividends that have accumulated on the Convertible Preferred Shares in respect of the Dividend Period ending on, but excluding, such Dividend Payment Date and that is required to be paid in cash in accordance with Section 5(a)(ii)(1)(A) or (B), then, the dollar amount (expressed as an amount per Convertible Preferred Share) of such Dividend (or, if applicable, such portion thereof) not paid in cash will (without duplication) be added, to the Liquidation Preference of each Convertible Preferred Share outstanding as of such time, effective immediately before the Close of Business on the related Dividend Payment Date, subject to Section 10(d)(iii)(2).

(2)Construction. Any Dividends the amount of which is added to the Liquidation Preference thereof pursuant to Section 5(a)(ii)(1) will be deemed to be “declared” and “paid” on the Convertible Preferred Shares for all purposes of this Certificate of Designation.

(3)Election and Notice of Method of Payment. Subject to the last sentence of Section 5(a)(ii)(1), the Corporation shall pay each Dividend in cash, except to the extent the Corporation makes an election pursuant to Section 5(a)(ii)(1)(B), out of funds legally available for the payment of dividends to the Holders under Delaware law and to the extent permitted under the terms of its indebtedness for borrowed money. The Corporation shall give notice to the Holders of the election of the Board of Directors of the method of payment

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of each declared Dividend not fewer than ten (10) Business Days prior to the Dividend Record Date for such Dividend.

(b)Treatment of Dividends Upon Redemption, Repurchase or Conversion. If the Corporation Redemption Date, Change of Control Redemption Date, Holder Repurchase Date or Conversion Date of any Convertible Preferred Share is after a Record Date for a declared Dividend on the Convertible Preferred Shares and on or before the next Dividend Payment Date, then the Holder of such Convertible Preferred Share at the Close of Business on such Record Date will be entitled, notwithstanding the related Redemption, Change of Control Redemption, Holder Repurchase or conversion, as applicable, to receive, on or, at the Corporation’s election, before such Dividend Payment Date, such declared Dividend on such Convertible Preferred Share. Solely for purposes of the preceding sentence, and not for any other purpose, a Dividend will be deemed to be declared only to the extent that it is declared for payment fully or partially in cash. Except as provided in this Section 5(b), Section 7(a)(iv), Section 7(b)(v) or Section 8(e), Dividends on any Convertible Preferred Share will cease to accumulate from and after the Corporation Redemption Date, Change of Control Redemption Date, Holder Repurchase Date or Conversion Date, as applicable, for such share, unless the Corporation defaults in the payment of the related Corporation Redemption Price, Change of Control Redemption Price, Holder Repurchase Price or Conversion Consideration, as applicable.

(c)Prohibition on Certain Junior Dividends or Distributions. So long as any Convertible Preferred Shares are outstanding, if on any date any pending Redemption, Holder Repurchase or Conversion required to be effected on or prior to such date shall not have been effected, then the Corporation shall not, directly or indirectly, declare or pay or set apart for payment any dividends (other than a dividend payable solely in Liquidation Junior Shares or Dividend Junior Shares) or make any other distribution on Liquidation Junior Shares or Dividend Junior Shares and shall not (and shall not permit any Subsidiary of the Corporation to), directly or indirectly, redeem, purchase or otherwise acquire for value, or set apart money for any sinking or other similar fund for the redemption or purchase of, any Liquidation Junior Shares or Dividend Junior Shares (other than the acquisition of (x) Liquidation Junior Shares or Dividend Junior Shares as a result of a reclassification, exchange or conversion of Liquidation Junior Shares solely into Liquidation Junior Shares or Dividend Junior Shares solely into Dividend Junior Shares, as applicable, or (y) Liquidation Junior Shares or Dividend Junior Shares upon the exercise, conversion or exchange thereof solely for Liquidation Junior Shares or Dividend Junior Shares, as applicable).

SECTION 6. RIGHTS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

(a)Generally. If the Corporation liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Liquidation Senior Shares, each Convertible Preferred Share will entitle the Holder thereof to receive payment for the greater of the amounts set forth in clause (i) and (ii) below out of the Corporation’s assets or funds legally available for distribution to the Corporation’s stockholders (the “Liquidation Payment”), before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Shares:

(i)the sum of (without duplication):

(1)the Liquidation Preference per Convertible Preferred Share; and

(2)all unpaid Dividends that will have accumulated on such Convertible Preferred Share to, but excluding, the date of such payment; and

(ii)the amount such Holder would have received in respect of the number of Common Shares that would be issuable (determined in accordance with Section 10 but without regard to Section 10(e)(ii), Section 10(e)(iii) and Section 10(h)) upon conversion of such Convertible Preferred Share assuming the Conversion Date of such conversion occurs on the date of such payment.

Upon payment of such amount in full on the Holder’s outstanding Convertible Preferred Shares, the Holder will have no rights or claims, based on their outstanding Convertible Preferred Shares, to the Corporation’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding Convertible Preferred Shares and the corresponding amounts payable in respect of all outstanding Liquidation Parity Shares, if any, then, subject to the rights of any of the Corporation’s creditors or holders of any outstanding Liquidation Senior Shares, such assets or funds will be distributed ratably on the outstanding Convertible Preferred Shares and Liquidation Parity Shares in proportion to the full respective distributions to which such shares would otherwise be entitled.

(b)Certain Transactions Deemed Not to Be a Liquidation, Dissolution or Winding Up. Neither the voluntary sale, lease, conveyance, exchange or transfer of all or substantially all of the property or assets of the Corporation (whether for cash,

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shares, securities or other consideration), nor the consolidation or merger of the Corporation with one or more other entities, nor any other Common Share Change Event shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation, even if, in connection therewith, the Convertible Preferred Shares are converted into, or are exchanged for, or represent solely the right to receive other securities, cash or other property, or any combination of the foregoing, unless such voluntary sale, lease, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the affairs of the Corporation.

(c)Notice. Notice of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be given in accordance with Section 13 not fewer than 30 days prior to the distribution or payment date stated therein, to each Holder as of the Close of Business on the date of such notice at the address of said Holder shown in the Register. Such notice shall state a distribution or payment date, the amount of the Liquidation Payment and the place where the Liquidation Payment shall be distributable or payable.

SECTION 7. RIGHT OF THE CORPORATION TO REDEEM THE CONVERTIBLE PREFERRED SHARES.

(a)Right to Redeem the Convertible Preferred Shares on or After Fifth Year Anniversary of the Initial Issue Date.

(i)Right to Redeem. Subject to the terms of this Section 7, the Corporation has the right, at its election, to redeem, subject to the right of the Holders to convert the Convertible Preferred Shares pursuant to Section 10 prior to such redemption, all, but not less than all, of the Convertible Preferred Shares, at any time and from time to time, on a Corporation Redemption Date on or after the fifth year anniversary of the Initial Issue Date, for a cash purchase price equal to the Corporation Redemption Price (such redemption, a “Corporation Redemption”).

(ii)Redemption Prohibited in Certain Circumstances. The Corporation will not call for a Corporation Redemption, or otherwise send a Corporation Redemption Notice in respect of the Corporation Redemption of, any Convertible Preferred Shares pursuant to this Section 7 unless the Corporation has sufficient funds legally available, and is permitted under the terms of its indebtedness for borrowed money, to fully pay the Corporation Redemption Price in respect of all Convertible Preferred Shares.

(iii)Corporation Redemption Date. The Corporation Redemption Date for any Corporation Redemption will be a Business Day of the Corporation’s choosing that is no more than sixty (60), nor fewer than thirty (30), calendar days after the Corporation Redemption Notice Date for such Corporation Redemption.

(iv)Corporation Redemption Price. The Corporation Redemption Price for any Convertible Preferred Share to be repurchased pursuant to a Corporation Redemption is an amount in cash equal to the sum of (without duplication) (1) the Liquidation Preference of such Convertible Preferred Share at the Close of Business on the Corporation Redemption Date for such Redemption plus (2) accumulated and unpaid Dividends on such Convertible Preferred Share to, but excluding, such Corporation Redemption Date (to the extent such accumulated and unpaid Dividends are not included in such Liquidation Preference); provided, however, that if such Corporation Redemption Date is after a Dividend Record Date for a Dividend on the Convertible Preferred Shares that has been declared for payment fully or partially in cash and on or before the next Dividend Payment Date, then (1) pursuant to Section 5(b), the Holder of such Convertible Preferred Share at the Close of Business on such Dividend Record Date will be entitled, notwithstanding such Corporation Redemption, to receive, on or, at the Corporation’s election, before such Dividend Payment Date, such declared cash Dividend on such Convertible Preferred Share; and (2) the Corporation Redemption Price will not include such declared cash Dividend on such Convertible Preferred Share (and, for the avoidance of doubt, any portion of the full Dividend scheduled to be paid on such Dividend Payment Date that is not declared and paid in cash and is to be added to the Liquidation Preference of such share pursuant to Section 5(a)(ii)(1) will be included in the Corporation Redemption Price).

(v)Corporation Redemption Notice. To call the Convertible Preferred Shares for a Corporation Redemption, the Corporation must send to the Holder of such Convertible Preferred Shares a notice of such Corporation Redemption (a “Corporation Redemption Notice”). Such Corporation Redemption Notice must state:

(1)that such Convertible Preferred Shares have been called for a Corporation Redemption, briefly describing the Corporation’s Corporation Redemption right under this Certificate of Designation;

(2)the Corporation Redemption Date for such Corporation Redemption;

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(3)the Corporation Redemption Price per Convertible Preferred Share;

(4)if the Redemption Date is after a Dividend Record Date for a declared Dividend on the Convertible Preferred Shares and on or before the next Dividend Payment Date, that such Dividend will be paid in accordance with Section 5(b) and, if applicable, the proviso to Section 7(a)(iv) or Section 7(b)(v);

(5)that Convertible Preferred Shares called for a Corporation Redemption may be converted at any time before the Close of Business on the Business Day immediately before the Corporation Redemption Date (or, if the Corporation fails to pay the Corporation Redemption Price due on such Corporation Redemption Date in full, at any time until such time as the Corporation pays such Corporation Redemption Price in full);

(6)the Liquidation Preference in effect on the Corporation Redemption Notice Date for such Corporation Redemption; and

(7)the CUSIP and ISIN numbers, if any, of the Convertible Preferred Shares.

(vi)Delivery of Corporation Redemption Notice is Irrevocable. Once delivered in accordance with this Section 7(a)(vi), a Corporation Redemption Notice will be irrevocable subject to Section 7(a)(ii).

(vii)Payment of the Corporation Redemption Price. The Corporation will cause the Corporation Redemption Price for each Convertible Preferred Share subject to Corporation Redemption to be paid to the Holder thereof on or before the applicable Corporation Redemption Date. To the extent, and only to the extent, the Corporation does not have sufficient funds legally available to pay the Corporation Redemption Price of all Convertible Preferred Shares that are otherwise to be redeemed pursuant to a Corporation Redemption, then (1) the Corporation will pay the maximum amount of such Corporation Redemption Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of Convertible Preferred Shares of such Holder that were otherwise to be redeemed pursuant to such Corporation Redemption; and (2) the Corporation will cause all such Convertible Preferred Shares as to which the Corporation Redemption Price was not paid to be returned to the Holder(s) thereof, and such Convertible Preferred Shares will be deemed to remain outstanding. For the avoidance of doubt, Dividends payable pursuant to the proviso to Section 7(a)(iv) on any Convertible Preferred Share subject to Redemption will be paid pursuant to such proviso and Section 5(b).

(viii)Limitations when Corporation Redemption Not Effected. If on any date any Corporation Redemption required to be effected on or prior to such date (without giving effect to the second sentence of Section 7(a)(vii)) shall not have been effected, the Corporation shall not, directly or indirectly, redeem, purchase or otherwise acquire for value, or set apart money for any discharge, any sinking or other similar fund for the redemption or purchase of, any Liquidation Parity Shares or Dividend Parity Shares (except for Convertible Preferred Shares to be redeemed pursuant to the second sentence of Section 7(a)(vii)) or any Junior Parity Shares or Dividend Junior Shares.

(b)Redemption of Convertible Preferred Shares upon a Change of Control.

(i)Change of Control Redemption. Subject to the other terms of this Section 7, if a Change of Control occurs, then the Corporation will have the right, but not the obligation, and each Holder will have the right (the “Change of Control Holder Redemption Right”), but not the obligation, to require the Corporation, to redeem, contingent upon and contemporaneously with the consummation of the Change of Control, but subject to the right of the Holders to convert the Convertible Preferred Shares pursuant to Section 10 prior to such Redemption, all, or any whole number of shares that is less than all, of the Convertible Preferred Shares on the Change of Control Redemption Date for such Change of Control for a cash purchase price equal to the Change of Control Redemption Price.

(ii)No Change of Control Redemption in Certain Circumstances. Notwithstanding anything to the contrary in this Section 7(b), the Corporation will not be required to offer or effect any Change of Control Redemption, and Holders will not have a Change of Control Holder Redemption Right, with respect to any Convertible Preferred Share that has been called for Corporation Redemption or Holder Repurchase.

(iii)Funds Legally Available for Payment of Change of Control Redemption Price. Notwithstanding anything to the contrary in this Section 7, (i) the Corporation will not be obligated to pay the Change of Control Redemption Price of any Convertible Preferred Shares to the extent, and only to the extent, the Corporation does not have sufficient funds

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legally available to pay the same; and (ii) if the Corporation does not have sufficient funds legally available to pay the Change of Control Redemption Price of all Convertible Preferred Shares that are otherwise to be redeemed pursuant to a Change of Control Redemption, then (1) the Corporation will pay the maximum amount of such Change of Control Redemption Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of Convertible Preferred Shares of such Holder that were otherwise to be redeemed pursuant to such Change of Control Redemption; and (2) the Corporation will cause all such Convertible Preferred Shares as to which the Change of Control Redemption Price was not paid to be returned to the Holder(s) thereof, and such Convertible Preferred Shares will be deemed to remain outstanding. The Corporation will not voluntarily take any action, or voluntarily engage in any transaction, that would result in a Change of Control unless the Corporation has (and will have through the date of payment) sufficient funds legally available to fully pay the maximum aggregate Change of Control Redemption Price that would be payable in respect of such Change of Control on all Conversion Preferred Shares then outstanding.

(iv)Change of Control Redemption Date. The Change of Control Redemption Date for any Change of Control will be the effective date of the Change of Control.

(v)Change of Control Redemption Price. The Change of Control Redemption Price for any Convertible Preferred Share to be redeemed upon a Change of Control Redemption will be an amount in cash equal to the sum of (without duplication) (x) the Liquidation Preference of such Convertible Preferred Share at the Close of Business on the Change of Control Redemption Date plus (y) accumulated and unpaid Dividends on such Convertible Preferred Share to, but excluding, such Change of Control Redemption Date (to the extent such accumulated and unpaid Dividends are not included in such Liquidation Preference), multiplied by (A) if the Change of Control Redemption Date occurs from the Initial Issue Date to (but excluding) May 22, 2023, One Hundred and Fifty Percent (150%); (B) if the Change of Control Redemption Date occurs from May 22, 2023 to (but excluding) May 22, 2025, One Hundred and Twenty-Five Percent (125%); and (C) if the Change of Control Redemption Date occurs from and after May 22, 2025, One Hundred Percent (100%);

provided, however, that if such Change of Control Redemption Date is after a Dividend Record Date for a Dividend on the Convertible Preferred Shares that has been declared for payment fully or partially in cash and on or before the next Dividend Payment Date, then

(1)pursuant to Section 5(b), the Holder of such share at the Close of Business on such Dividend Record Date will be entitled, notwithstanding such Change of Control Redemption, to receive, on or, at the Corporation’s election, before such Dividend Payment Date, such declared cash Dividend on such Convertible Preferred Share; and (2) the Change of Control Redemption Price will not include such declared cash Dividend on such Convertible Preferred Share (and, for the avoidance of doubt, any portion of the full Dividend scheduled to be paid on such Dividend Payment Date that is not declared and paid in cash and is to be added to the Liquidation Preference of such Convertible Preferred Share pursuant to Section 5(a)(ii)(1) will be included in clause (y) of the foregoing calculation of the Change of Control Redemption Price).

(vi)Change of Control Notice. On or before the twentieth (20th) Business Day before the effective date of a Change of Control (or as promptly as practicable following the Corporation’s receipt of notice of the occurrence of a Change of Control, if within twenty (20) Business Days before the effective date of a Change of Control) the Corporation will send to each Holder a notice of such Change of Control (a “Change of Control Notice”). Such Change of Control Notice shall include (1) a description of the material terms and conditions of the Change of Control; (2) the date on which the Change of Control is anticipated to be consummated; and (3) the CUSIP and ISIN numbers, if any, of the Convertible Preferred Shares.

(1)Change of Control Corporation Redemption Notice. If the Corporation is exercising its right under Section 7(b)(i) to redeem any or all of the outstanding Convertible Preferred Shares, then such Change of Control Notice shall also state such intention of the Corporation (the “Change of Control Corporation Redemption Notice”) and also state (A) the number of Convertible Preferred Shares to be redeemed from such Holder, (B) the Change of Control Redemption Date for such Change of Control,

(C) the Change of Control Redemption Price per Convertible Preferred Share, (D) if the Change of Control Redemption Date is after a Dividend Record Date for a declared Dividend on the Convertible Preferred Shares and on or before the next Dividend Payment Date, that such Dividend will be paid in accordance with Section 5(b) and, if applicable, the proviso to Section 7(b)(v), (E) the Conversion Price and Liquidation

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Preference in effect on the date of such Change of Control Corporation Redemption Notice and a description and quantification of any adjustments to the Liquidation Preference and issuance of Adjustment Preferred Shares that may result from such Change of Control, (F) that Convertible Preferred Shares for which a Change of Control Corporation Redemption Notice has been duly tendered and not duly withdrawn must be delivered to the Corporation for the Holder thereof to be entitled to receive the Change of Control Redemption Price, and (G) that Convertible Preferred Shares that are subject to a Change of Control Corporation Redemption Notice that has been duly tendered may be converted only if such Change of Control Corporation Redemption Notice is withdrawn in accordance with this Certificate of Designation.

(2)Change of Control Holder Redemption Notice. If, or to the extent that, the Corporation is not exercising its rights pursuant to Section 7(b)(i) to redeem the outstanding Convertible Preferred Shares, the Holder may exercise its Change of Control Holder Redemption Right to require the Corporation to redeem all or any portion of the Convertible Preferred Shares owned by such Holder by delivering (A) a duly completed, written Change of Control Holder Redemption Notice with respect to such share(s), which shall state (I) if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of the Physical Certificates(s) representing such Convertible Preferred Shares; (II) the number of Convertible Preferred Shares to be redeemed, which must be a whole number; and (III) that such Holder is exercising Change of Control Holder Redemption Right with respect to such share(s); and (B) such share(s), duly endorsed for transfer. Once delivered in accordance with this Section 7(b)(vi)(2), such Change of Control Holder Redemption Notice will be irrevocable subject to Section 7(b)(iii) and 7(b)(vii).

(vii)Withdrawal of Change of Control Corporation Redemption Notice. If the underlying Change of Control has been terminated or cancelled and the Corporation has delivered a Change of Control Corporation Redemption Notice with respect to any Convertible Preferred Shares, the Corporation shall withdraw such Change of Control Corporation Redemption Notice by delivering a written notice of withdrawal to the Holders at any time before the Close of Business on the Change of Control Redemption Date. Such withdrawal notice must state:

(1)If such share(s) are represented by one or more Physical Certificates, the certificate number(s) of the Physical Certificates(s) representing such Convertible Preferred Shares; and

(2)the number of Convertible Preferred Shares to be withdrawn, which must be a whole number;

(viii)Payment of the Change of Control Redemption Price. The Corporation will cause the Change of Control Redemption Price for each Convertible Preferred Share to be redeemed pursuant to a Change of Control Redemption to be paid to the Holder thereof on or before the later of (i) the applicable Change of Control Redemption Date; and (ii) the date such Convertible Preferred Share is tendered to the Transfer Agent or the Corporation. For the avoidance of doubt, Dividends payable pursuant to the proviso to Section 7(b)(v) on any Convertible Preferred Shares to be redeemed pursuant to a Change of Control Redemption will be paid pursuant to such proviso and Section 5(b).

(ix)Limitations when Change of Control Redemption Not Effected. If on any date any Change of Control Redemption required to be effected on or prior to such date (without giving effect to the first sentence of Section 7(b)(iii)) shall not have been effected, the Corporation shall not, directly or indirectly, redeem, purchase or otherwise acquire for value, or set apart money for any discharge, any sinking or other similar fund for the redemption or purchase of, any Liquidation Parity Shares or Dividend Parity Shares (except for Convertible Preferred Shares to be redeemed pursuant to Section 7(b)(iii)) or any Junior Parity Shares or Dividend Junior Shares.

SECTION 8. RIGHT OF HOLDERS TO REQUIRE THE CORPORATION TO REPURCHASE CONVERTIBLE PREFERRED SHARES ON OR AFTER THE HOLDER REPURCHASE TRIGGER DATE.

(a)Holder Repurchase Right. Subject to the other terms of this Section 8, each Holder will have the right (the “Holder Repurchase Right”) to require the Corporation to repurchase all, but not less than all, of such Holder’s Convertible Preferred Shares on a Holder Repurchase Date occurring on or after the Holder Repurchase Trigger Date (determined pursuant to Section 8(d)) for a cash purchase price equal to the Holder Repurchase Price.

(b)No Holder Repurchase Right in Certain Circumstances. Notwithstanding anything to the contrary in this Section 8, the Corporation will not be required to offer or effect any Holder Repurchase, and Holders will not have a Holder Repurchase Right, with respect to any Convertible Preferred Share that has been called for Redemption.

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(c)Funds Legally Available for Payment of Holder Repurchase Price. Notwithstanding anything to the contrary in this Section 8, (i) the Corporation will not be obligated to pay the Holder Repurchase Price of any Convertible Preferred Shares to the extent, and only to the extent, the Corporation does not have sufficient funds legally available to pay the same; and (ii) if the Corporation does not have sufficient funds legally available to pay the Holder Repurchase Price of all Convertible Preferred Shares that are otherwise to be repurchased on a Holder Repurchase Date pursuant to a Holder Repurchase, then (1) the Corporation will pay the maximum amount of such Holder Repurchase Price that can be paid out of funds legally available for payment, which payment will be made pro rata to each Holder based on the total number of Convertible Preferred Shares of such Holder that were otherwise to be repurchased on such Holder Repurchase Date pursuant to such Holder Repurchase; and

(2)the Corporation will cause all such shares as to which the Holder Repurchase Price was not paid to be returned to the Holder(s) thereof, and such Convertible Preferred Shares will be deemed to remain outstanding.

(d)Holder Repurchase Date. The Holder Repurchase Date for the Holder Repurchase of any Convertible Preferred Share will be the tenth (10th) Business Day after the date the Holder of such Convertible Preferred Share has duly delivered the Holder Repurchase Notice relating to such share to the Corporation pursuant to Section 8(f); provided, however, that the Holder Repurchase Date will in no event be before the Holder Repurchase Trigger Date.

(e)Holder Repurchase Price. The Holder Repurchase Price for any Convertible Preferred Share to be repurchased upon a Holder Repurchase is an amount in cash equal to the Liquidation Preference of such share at the Close of Business on the Holder Repurchase Date for such Holder Repurchase plus accumulated and unpaid Dividends on such Convertible Preferred Share to, but excluding, such Holder Repurchase Date (to the extent such accumulated and unpaid Dividends are not included in such Liquidation Preference); provided, however, that if such Holder Repurchase Date is after a Dividend Record Date for a declared Dividend on the Convertible Preferred Shares that has been declared for payment fully or partially in cash and on or before the next Dividend Payment Date, then (1) pursuant to Section 5(b), the Holder of such share at the Close of Business on such Dividend Record Date will be entitled, notwithstanding such Holder Repurchase, to receive, on or, at the Corporation’s election, before such Dividend Payment Date, such declared cash Dividend on such Convertible Preferred Share; and (2) the Holder Repurchase Price will not include such declared cash Dividend on such Convertible Preferred Share (and, for the avoidance of doubt, any portion of the full Dividend scheduled to be paid on such Dividend Payment Date that is not declared and paid in cash and is to be added to the Liquidation Preference of such share pursuant to Sections 5(a)(ii)(1) will be included in the Holder Repurchase Price).

(f)Procedures to Exercise the Holder Repurchase Right.

(i)Delivery of Holder Repurchase Notice and Convertible Preferred Shares to be Repurchased. To exercise its Holder Repurchase Right for any Convertible Preferred Shares, the Holder thereof must deliver to the Corporation:

(1)a duly completed, written Holder Repurchase Notice with respect to such share(s); and

(2)such share(s), duly endorsed for transfer;

provided, however, that no Holder Repurchase Notice may be delivered before, and each purported delivery of a Holder Repurchase Notice will be deemed null and void if delivered before, the tenth (10th) Business Day before the Holder Repurchase Trigger Date.

(ii)Contents of Holder Repurchase Notices. Each Holder Repurchase Notice with respect to any Convertible Preferred Shares must state:

(1)if such share(s) are represented by one or more Physical Certificates, the certificate number(s) of the Physical Certificates(s) representing such Convertible Preferred Shares;

(2)the number of Convertible Preferred Shares to be repurchased, which must be a whole number; and

(3)that such Holder is exercising its Holder Repurchase Right with respect to such share(s);

(iii)Delivery of Holder Repurchase Notice is Irrevocable. Once delivered in accordance with this Section 8(f), a Holder Repurchase Notice will be irrevocable subject to Section 8(c).

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(g)Payment of the Holder Repurchase Price. Subject to Section 8(c), the Corporation will cause the Holder Repurchase Price for each Convertible Preferred Share to be repurchased pursuant to a Holder Repurchase to be paid to the Holder thereof on or before the later of (i) the applicable Holder Repurchase Date; and (ii) the date the Certificate representing such share is delivered to the Corporation.

(h)Limitations When Holder Repurchase Not Effected. If on any date any Holder Repurchase required to be effected on or prior to such date (without giving effect to Section 8(c)) shall not have been effected, the Corporation shall not, directly or indirectly, redeem, purchase or otherwise acquire for value, or set apart money for any discharge, any sinking or other similar fund for the redemption or purchase of, any Liquidation Parity Shares or Dividend Parity Shares (except for Convertible Preferred Shares to be repurchased pursuant to Section 8(c)) or any Junior Parity Shares or Dividend Junior Shares.

SECTION 9. VOTING RIGHTS. The Convertible Preferred Shares will have no voting rights except as set forth in this Section 9 or as provided in the Charter or required by the DGCL.

(a)Voting and Consent Rights with Respect to Specified Matters.

(i)Generally. Subject to the other provisions of this Section 9(a), while any Convertible Preferred Share is outstanding, each following event will require, and cannot be effected without, the affirmative vote or consent of Holders, and holders of each class or series of Voting Parity Shares, if any, with similar voting or consent rights with respect to such event, representing two-thirds (66.6%) of the combined outstanding voting power of the Convertible Preferred Shares and such Voting Parity Shares, if any:

(1)any amendment or modification of the Charter to authorize or create, or to increase the authorized number of shares of, any class or series of, or Equity-Linked Security or other equity interest convertible into, Dividend Parity Shares, Liquidation Parity Shares, Dividend Senior Shares or Liquidation Senior Shares;

(2)any amendment, modification or repeal of any provision of the Charter (including this Certificate of Designation) or the Bylaws, whether directly or indirectly (including through merger or consolidation with any other corporation), that adversely affects the rights, preferences or voting powers of the Convertible Preferred Shares (other than an amendment, modification or repeal permitted by Section 9(a)(iii));

(3)any amendment, alteration, repeal or change to the rights, preferences or privileges of the Convertible Preferred Shares;

(4)any issuance of Convertible Preferred Shares (other than the issuance of Adjustment Preferred Shares pursuant to Section 10(f)), Dividend Parity Shares, Liquidation Parity Shares, Dividend Senior Shares or Liquidation Senior Shares;

(5)except to the extent any of the following would constitute a Change of Control (in which case the provisions of Section 7(b) shall apply), the Corporation’s consolidation or combination with, or merger with or into, another Person, or any binding or statutory share exchange or reclassification involving the Convertible Preferred Shares, in each case unless:

(A)the Convertible Preferred Shares either (x) remain outstanding after such consolidation, combination, merger, share exchange or reclassification; or (y) are converted or reclassified into, or are exchanged for, or represent solely the right to receive, preference securities of the continuing, resulting or surviving Person of such consolidation, combination, merger, share exchange or reclassification, or the parent thereof;

(B)the Convertible Preferred Shares that remain outstanding or such preference securities, as applicable, have rights, preferences and voting powers that, taken as a whole, are not materially less favorable (as determined by the Board of Directors in good faith) to the Holders or the holders thereof, as applicable, than the rights, preferences and voting powers, taken as a whole, of the Convertible Preferred Shares immediately before the consummation of such consolidation, combination, merger, share exchange or reclassification; and

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(C)the successor issuer of the Convertible Preferred Shares that remain outstanding or such preference securities, as applicable, is a corporation duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that, if not the Corporation, will succeed to the Corporation under the Charter and the Convertible Preferred Shares; or

(6)agree or consent to any of the actions prohibited by this Section 9(a)(i);

provided, however, that (x) a consolidation, combination, merger, share exchange or reclassification that satisfies the requirements of clauses (A), (B) and (C) of Section 9(a)(i)(5) will not require any vote or consent pursuant to Section 9(a)(i)(1), 9(a)(i)(2), Section 9(a)(i)(3), Section 9(a)(i)(6) or Section 9(b); and (y) each of the following will be deemed, without limitation, not to adversely affect the rights, preferences or voting powers of the Convertible Preferred Shares (or cause any of the rights, preferences or voting powers of any such preference securities to be “materially less favorable” for purposes of Section 9(a)(i)(5)(B)) and will not require any vote or consent pursuant to Section 9(a)(i)(1), 9(a)(i)(2), Section 9(a)(i)(3), 9(a)(i)(5), 9(a)(i)(6) or Section 9(b):

(I)any increase in the number of the authorized but unissued shares of the Corporation’s undesignated serial preferred shares;

(II)the creation and issuance, or increase in the authorized or issued number, of any class or series of shares that constitutes both Dividend Junior Shares and Liquidation Junior Shares; and

(III)the application of Section 10(i), including the execution and delivery of any supplemental instruments pursuant to Section 10(i)(iii) solely to give effect to such provision.

(ii)Where Some But Not All Classes or Series of Stock Are Adversely Affected. If any event set forth in Section 9(a)(i) would require the approval of one or more, but not all, classes or series of Voting Parity Shares (which term, solely for purposes of this sentence, includes the Convertible Preferred Shares), then those classes or series of Voting Parity Shares (other than Convertible Preferred Shares) whose approval is not required pursuant to their terms will be deemed not to have voting or consent rights with respect to such event. Furthermore, an amendment, modification or repeal described in Section 9(a)(i)(2) above that adversely affects the rights, preferences or voting powers of the Convertible Preferred Shares or an amendment, alteration, repeal or change to the rights, preferences or privileges of the Convertible Preferred Shares described in Section 9(a)(i)(3) above cannot be effected without the affirmative vote or consent of Holders, voting separately as a class, of at least two-thirds (66.6%) of the Convertible Preferred Shares then outstanding.

(iii)Certain Amendments Permitted Without Consent. Notwithstanding anything to the contrary in Section 9(a)(i)(2), Section 9(a)(i)(3) or Section 9(a)(ii), the Corporation may, to the extent permitted by, and subject to the requirements of, the DGCL, amend, modify or repeal any of the terms of the Convertible Preferred Shares without the vote or consent of any Holder to:

(1)cure any ambiguity or correct any omission, defect or inconsistency in the Charter (including this Certificate of Designation) or the Certificates representing the Convertible Preferred Shares, including the adoption and filing of a certificate of amendment to the Charter, or a corrected instrument, in connection therewith; or

(2)make any other change to the Charter (including this Certificate of Designation), the Bylaws or the Certificates representing the Convertible Preferred Shares that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holders that have consented to such change), as such.

(b)Right to Vote with Holders of Common Shares. The Holders shall be entitled to one vote for each Convertible Preferred Share upon all matters presented to the stockholders of the Corporation. Subject to the other provisions of, and without limiting the other voting rights provided in, this Section 9, and except as provided in the Charter or required by the DGCL, the Holders will have the right to vote together as a single class with the holders of the Common Shares on each matter submitted for a vote or consent by the holders of the Common Shares, and, for these purposes, the Holders will be entitled to notice of all stockholder meetings or proposed actions by written consent in accordance with the Charter, the Bylaws, and the DGCL as if the Holders were holders of Common Shares.

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(c)Procedures for Voting and Consents.

(i)Rules and Procedures Governing Votes and Consents. If any vote or consent of the Holders will be held or solicited, including at a regular annual meeting or a special meeting of stockholders, then (1) the Board of Directors will adopt customary rules and procedures at its discretion to govern such vote or consent, subject to the other provisions of this Section 9; and (2) such rules and procedures may include fixing a record date to determine the Holders that are entitled to vote or provide consent, as applicable, and rules governing the solicitation and use of proxies or written consents; provided, however, that with respect to any voting rights of the Holders pursuant to Section 9(b), such rules and procedures will be the same rules and procedures that apply to holders of the Common Shares with respect to the applicable matter referred to in Section 9(b).

(ii)Voting Power of the Convertible Preferred Shares. Each Convertible Preferred Share will be entitled to one vote on each matter on which the Holders of the Convertible Preferred Shares are entitled to vote separately as a class and not together with the holders of any other class or series of shares.

(iii)Written Consent in Lieu of Stockholder Meeting. A consent or affirmative vote of the Holders pursuant to Section 9(a) may be given or obtained either in writing without a meeting or in person or by proxy at a regular annual meeting or a special meeting of stockholders.

SECTION 10. CONVERSION.

(a)Generally. Subject to the provisions of this Section 10, the Convertible Preferred Shares may be converted only pursuant to an Optional Conversion or a Mandatory Conversion.

(b)Conversion at the Option of the Holders.

(i)Conversion Right; When Shares May Be Submitted for Optional Conversion. Holders will have the right to submit all, or any whole number of shares that is less than all, of their Convertible Preferred Shares pursuant to an Optional Conversion at any time;

provided, however, that, notwithstanding anything to the contrary in this Certificate of Designation,

(1)Convertible Preferred Shares that are called for a Corporation Redemption may not be submitted for Optional Conversion after (A) the Close of Business on the second (2nd) Business Day immediately prior to the related Corporation Redemption Date (unless the Corporation fails to pay the Corporation Redemption Price due on such Corporation Redemption Date) or (B) if the Corporation fails to pay the Corporation Redemption Price due on such Corporation Redemption Date in full, such time as the Corporation pays such Corporation Redemption Price in full;

(2)Convertible Preferred Shares that are subject to Mandatory Conversion may not be submitted for Optional Conversion after the Close of Business on the second (2nd) Business Day immediately prior to the related Mandatory Conversion Date; and

(3)If a Holder Repurchase Notice is validly delivered pursuant to Section 8(f) with respect to any Convertible Preferred Share, then such Convertible Preferred Share may not be submitted for Optional Conversion, except to the extent (A) such Convertible Preferred Share is not subject to such notice; or (B) the Corporation fails to pay the Holder Repurchase Price for such Convertible Share in accordance with this Certificate of Designation.

(ii)Conversions of Fractional Shares Not Permitted. Notwithstanding anything to the contrary in this Certificate of Designation, in no event will any Holder be entitled to convert a number of Convertible Preferred Shares (taking into account all Convertible Preferred Shares held by such Holder to be converted in the aggregate) that is not a whole number.

(iii)Contingent Conversion Notice. A Holder delivering an Optional Conversion Notice hereunder may specify in such Optional Conversion Notice that its election to effect such conversion is contingent upon the consummation of a Change of Control, in which case such Optional Conversion shall not occur until such time as such

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Change of Control has been consummated, and if such Change of Control is terminated or cancelled, such Optional Conversion Notice shall be deemed to be withdrawn. For the avoidance of doubt, any such contingent Optional Conversion shall occur prior to the Change of Control Redemption that would have otherwise been effected in connection with such Change of Control.

(c)Mandatory Conversion at the Corporation’s Election.

(i)Mandatory Conversion Right. Subject to the provisions of this Section 10, the Corporation has the right (the “Mandatory Conversion Right”), exercisable at its election, to designate any Business Day after the Mandatory Conversion Trigger Date as a Conversion Date for the conversion (such a conversion, a “Mandatory Conversion”) of all, or any portion that is a whole number, of the outstanding Convertible Preferred Shares, but only if the Daily VWAP exceeds one hundred fifty percent (150%) of the Conversion Price on each of at least twenty (20) Trading Days (whether or not consecutive) during the thirty

(30) consecutive Trading Days ending on, and including, the Trading Day immediately before the Mandatory Conversion Notice Date for such Mandatory Conversion.

(ii)Mandatory Conversion Prohibited in Certain Circumstances. Notwithstanding anything to the contrary in this Section 10(c), the Corporation’s exercise of its Mandatory Conversion Right, and any related Mandatory Conversion Notice, will not apply to any Convertible Preferred Share as to which a Change of Control Corporation Redemption Notice or a Change of Control Holder Redemption Notice has been duly delivered pursuant to Section 7(b)(vi), and not withdrawn.

(iii)Mandatory Conversion Date. The Mandatory Conversion Date for any Mandatory Conversion will be a Business Day of the Corporation’s choosing that is no more than twenty (20), nor fewer than ten (10), Business Days after the Mandatory Conversion Notice Date for such Mandatory Conversion.

(iv)Mandatory Conversion Notice. To exercise its Mandatory Conversion Right with respect to any Convertible Preferred Shares, the Corporation must (x) send to each Holder of such shares a written notice of such exercise (a “Mandatory Conversion Notice”) and (y) substantially contemporaneously therewith, issue a press release through such national newswire service as the Corporation then uses (or publish the same through such other widely disseminated public medium as the Corporation then uses, including its website) containing the information set forth in the Mandatory Conversion Notice. Such Mandatory Conversion Notice must state:

(1)that the Corporation has exercised its Mandatory Conversion Right to cause the Mandatory Conversion of the Convertible Preferred Shares, briefly describing the Corporation’s Mandatory Conversion Right under this Certificate of Designation;

(2)the Mandatory Conversion Date for such Mandatory Conversion and the date scheduled for the settlement of such Mandatory Conversion;

(3)that Convertible Preferred Shares subject to Mandatory Conversion may be converted earlier at the option of the Holders thereof pursuant to an Optional Conversion at any time before the Close of Business on the second (2nd) Business Day immediately before the Mandatory Conversion Date;

(4)that, on and after the Mandatory Conversion Date, Dividends shall cease to accrue on the Preferred Shares called for Mandatory Conversion, and all rights of Holders shall terminate except for the right to receive the whole Conversion Shares with respect to such Convertible Preferred Shares;

(5)the Conversion Price and Liquidation Preference in effect on the Mandatory Conversion Notice Date for such Mandatory Conversion; and

(6)the CUSIP and ISIN numbers, if any, of the Convertible Preferred Shares.

(v)Selection and Optional Conversion of Convertible Preferred Shares Subject to Partial Mandatory Conversion. If less than all Convertible Preferred Shares then outstanding are subject to Mandatory Conversion, then:

(1)the Convertible Preferred Shares to be subject to such Mandatory Conversion will be selected by the Corporation pro rata; and

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(2)if only a portion of the Convertible Preferred Shares are subject to Mandatory Conversion and a portion of such Convertible Preferred Shares is subject to Optional Conversion, then the converted portion of such Convertible Preferred Shares will be deemed to be from the portion of such Convertible Preferred Shares that was subject to Mandatory Conversion.

(d)Conversion Procedures.

(i)Mandatory Conversion. If the Corporation duly exercises, in accordance with Section 10(c), its Mandatory Conversion Right with respect to any Convertible Preferred Share, then (1) the Mandatory Conversion of such share will occur automatically and without the need for any action on the part of the Holder(s) thereof; and (2) the Common Shares due upon such Mandatory Conversion will be registered in the name of, and, if applicable, the cash due upon such Mandatory Conversion will be delivered to, the Holder(s) of such Convertible Preferred Shares as of the Close of Business on the related Mandatory Conversion Date.

(ii)Requirements for Holders to Exercise Optional Conversion Right.

(1)Generally. To convert any Convertible Preferred Shares pursuant to an Optional Conversion, the Holder of such Convertible Preferred Shares must (w) complete, manually sign and deliver to the Corporation an Optional Conversion Notice; (x) deliver any Physical Certificate(s) representing such Convertible Preferred Shares to the Corporation (at which time such Optional Conversion will become irrevocable); (y) furnish any endorsements and transfer documents that the Corporation may require; and (z) if applicable, pay any documentary or other taxes.

(2)Optional Conversion Permitted only During Business Hours. Convertible Preferred Shares may be surrendered for Optional Conversion only after the Open of Business and before the Close of Business on a day that is a Business Day.

(iii)Treatment of Accumulated Dividends upon Conversion.

(1)No Adjustments for Accumulated Dividends. As specified below in Section 10(e)(i), the Liquidation Preference will not be adjusted to account for any accumulated and unpaid Dividends on any Convertible Preferred Shares being converted.

(2)Conversions Between a Dividend Record Date and a Dividend Payment Date. If the Conversion Date of any Convertible Preferred Share to be converted is after a Dividend Record Date for a declared Dividend on the Convertible Preferred Shares and on or before the next Dividend Payment Date, then such Dividend will be paid pursuant to Section 5(b) notwithstanding such conversion; provided, that any increases to the Liquidation Preference for such declared Dividend that would be made effective on the next Dividend Payment Date pursuant to Section 5(a)(ii)(1) shall be made effective as of the Conversion Date.

(3)Entitlement to Receive Property Dividend. A Holder of record of any Convertible Preferred Share on the date for determination of holders of Common Shares entitled to receive a Property Dividend as to which a Holder Received Dividend Notice has been given shall receive such Holder Received Dividend in accordance with Section 10(f)(viii) even if such Convertible Preferred Share is converted and the Conversion Date therefor is prior to the date on which such Holder Received Dividend is paid to holders of Common Shares.

(iv)When Holders Become Stockholders of Record of the Common Shares Issuable Upon Conversion. The Person in whose name any Common Share is issuable upon conversion of any Convertible Preferred Share will be deemed to become the holder of record of such Common Share as of the Close of Business on the Conversion Date for such conversion.

(e)Settlement upon Conversion.

(i)Generally. Subject to Section 5(b), Section 10(e)(ii), Section 10(e)(iii), Section 10(h) and Section 11(b), the consideration due upon settlement of the conversion of each Convertible Preferred Share will consist of a number of Conversion Shares equal to the quotient obtained by dividing (I) the sum of (x) the Liquidation Preference of such Convertible Preferred Share immediately before the Close of Business on the Conversion Date for such conversion; and

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(y) an amount equal to accumulated and unpaid Dividends on such Convertible Preferred Share to, but excluding, such Conversion Date (but only to the extent such accumulated and unpaid Dividends are not included in the Liquidation Preference referred to in the preceding clause (x)); by (II) the Conversion Price in effect immediately before the Close of Business on such Conversion Date.

(ii)Payment of Cash in Lieu of any Fractional Common Share. Subject to Section 11(b), in lieu of delivering any fractional Common Share otherwise due upon conversion of any Convertible Preferred Share (taking into account all Convertible Preferred Shares held by such Holder to be converted in the aggregate), the Corporation will, to the extent it is legally able to do so and permitted under the terms of its indebtedness for borrowed money, pay cash based on the Last Reported Sale Price per Common Share on the Conversion Date for such conversion (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day).

(iii)Corporation’s Right to Settle Optional Conversion in Cash. If any Convertible Preferred Share is to be converted pursuant to an Optional Conversion, then the Corporation will have the right to settle such Optional Conversion of such Convertible Preferred Share (or any portion thereof that represents a whole number of Convertible

Preferred Shares) solely in cash in an amount equal to the product of (1) the number of Conversion Shares that would be issuable upon such Optional Conversion of such Convertible Preferred Shares (or such portion thereof), determined in accordance with this Section 10 (but without regard to Section 10(e)(ii) or this Section 10(e)(iii)); and (2) the Last Reported Sale Price per Common Share on the Conversion Date for such Optional Conversion. Such right can be exercised by Corporation solely by providing written notice to the Holder of such Convertible Preferred Share no later than the Business Day after such Conversion Date, which notice states (x) that the Corporation has elected to cash settle such Optional Conversion; and (y) the number of such Convertible Preferred Shares as to which such election is made; provided, that the Corporation shall have the right to irrevocably determine prior to such date to (A) settle such Optional Conversion solely in cash, (B) settle such Optional Conversion in a combination of cash and Common Shares or (C) eliminate its right to settle any Optional Conversion in cash. Once such written notice is so provided exercising such right, such exercise will be irrevocable with respect to such Optional Conversion (without affecting the Corporation’s right to exercise or not exercise such right with respect to any other Optional Conversion). Notwithstanding anything to the contrary in this Section 10(e)(iii), the Corporation will not be entitled to exercise its right to settle any Optional Conversion of Convertible Preferred Shares in cash pursuant to this Section 10(e)(iii) unless the Corporation has sufficient funds legally available, and is permitted under the terms of its indebtedness for borrowed money, to fully pay the cash amounts that would be payable in respect of such election.

(iv)Delivery of Conversion Consideration. Except as provided in Sections 10(f)(i)(2) and 10(i), the Corporation will pay or deliver, as applicable, the Conversion Consideration due upon conversion of any Convertible Preferred Share on or before the second (2nd) Business Day immediately after the Conversion Date for such conversion.

(f)Conversion Price and Liquidation Preference Adjustments; Issuances of Adjustment Preferred Shares; Cancellation of Adjustment Cancellation Preferred Shares.

(i)Events Requiring Adjustments and Issuances. The Conversion Price and Liquidation Preference each will be adjusted from time to time, and new Convertible Preferred Shares shall be issued (such newly issued Preferred Shares, “Adjustment Preferred Shares”), and outstanding Convertible Preferred Shares shall be cancelled (such cancelled Convertible Preferred Shares, “Adjustment Cancellation Preferred Shares”), as set forth below, in each case, except that the Corporation shall not make any such adjustments if Holders participate, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Convertible Preferred Shares, in any transaction described in this Section 10, without having to convert their Convertible Preferred Shares, as if they held a number of Common Shares equal to the product of (A) the number of Convertible Preferred Shares held by such Holders and (B) the quotient obtained by dividing (x) the Liquidation Preference by the Conversion Price. All references in this Section 10(f)(i) to designated clauses (1) through (6) and the subclauses thereof are to the designated clauses and subclauses of this Section 10(f)(i).

(1)Share Dividends, Distributions and Splits.

(A)If the Corporation issues solely Common Shares as a dividend or distribution on all or substantially all of the Common Shares, or if the Corporation effects a share split of the Common Shares (in each case excluding an issuance solely pursuant to a Common Share Change Event, as to which Section 10(i) will apply), then the Conversion Price will be adjusted based on the following formula:

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where:

CP0    =   the Conversion Price in effect immediately prior to the Open of Business on the “ex” date for such dividend or distribution, or immediately before the Open of Business on the effective date of such dividend, distribution or share split, as applicable;

CP’   =   the Conversion Price in effect immediately after the Open of Business on the “ex” date for such dividend or distribution, or immediately after the Open of Business on the effective date of such dividend, distribution or share split, as applicable;

OS0    =   the number of Common Shares outstanding immediately before the Open of Business on such “ex” date or effective date, as applicable, without giving effect to such dividend, distribution or share split; and

OS’ = the number of Common Shares outstanding immediately after the Open of Business on such “ex” date or effective date, as applicable, and solely as a result of giving effect to such dividend, distribution or share split.

Any adjustment to the Conversion Price made under clause (1)(A) shall become effective immediately after the Open of Business on the “ex” date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split, as applicable.

If any dividend or distribution described in this clause (1)(A) is announced or declared but not so paid or made, the new Conversion Price shall be readjusted, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Price that would then be in effect if such dividend or distribution had not been announced or declared.

(B)Upon any adjustment to the Conversion Price described in clause (1)(A) above, as a condition to and simultaneously with the effectuation of such dividend, distribution or share split, the Liquidation Preference will be adjusted based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such share split, as applicable;

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such dividend or distribution, or immediately after the Open of Business on the effective date of such share split, as applicable;

OS0 =       the number of Common Shares outstanding immediately before the Open of Business on the Payment Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such share split, as applicable; and

OS’ = the number of Common Shares outstanding immediately after the Open of Business on such Payment Date or effective date, as applicable, and solely as a result of giving effect to such dividend, distribution or share split.

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Any decrease to the Liquidation Preference made under clause (1)(B) shall become effective immediately after the Open of Business on the Payment Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such share split, as applicable.

(C)Upon any adjustment to the Liquidation Preference described in clause (1)(B) above, as a condition to and simultaneously with the effectuation of such dividend, distribution or share split, the Corporation shall issue and distribute to Holders of Convertible Preferred Shares an amount of Adjustment Preferred Shares per outstanding Convertible Preferred Share based on the following formula:

where:

APS = the number of Adjustment Preferred Shares to be issued per outstanding Preferred Share;

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such share split, as applicable; and

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such dividend or distribution, or immediately after the Open of Business on the effective date of such share split, as applicable (after giving effect to Section 5(b)).

Any such issuance and distribution of Adjustment Preferred Shares shall be effected in such manner that the Holders of Convertible Preferred Shares become the holders of record of such Adjustment Preferred Shares immediately after the Open of Business on the Payment Date for such dividend or distribution or the effective date of such share split, as applicable.

For purposes of this clause (1), “effective date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split.

(2)	Pro Rata Repurchases.

(A)If the Corporation or any of its Subsidiaries makes a payment in respect of a Pro Rata Repurchase (other than solely pursuant to an odd-lot tender offer pursuant to Rule 13e-4(h)(5) under the Exchange Act), and the value (determined as of the end of the Pro Rata Repurchase Valuation Period (as defined below) in good faith by the Board of Directors) of the cash and any other consideration paid per Common Share in such Pro Rata Repurchase exceeds the average of the Last Reported Sale Prices per Common Share over the five (5) consecutive Trading Day period (the “Pro Rata Repurchase Valuation Period”) commencing on (and including) the Expiration Date, then the Conversion Price will be decreased based on the following formula:

where:

CP0 =    the Conversion Price in effect immediately prior to the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period;

CP’ =     the Conversion Price in effect immediately after the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period;

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SP’ =       the average of the Last Reported Sale Prices of the Common Shares over the Pro Rata Repurchase Valuation Period;

OS0 = the number of Common Shares outstanding immediately prior to the Expiration Date (prior to giving effect to the purchase of any Common Shares purchased or exchanged in the Pro Rata Repurchase);

AC =       the aggregate value of all cash and other consideration (determined as of the Close of Business on the Expiration Date in good faith by the Board of Directors) paid or payable for Common Shares purchased or exchanged in such Pro Rata Repurchase; and

OS’ = the number of Common Shares outstanding immediately after the Expiration Date (after giving effect to the purchase of all Common Shares purchased or exchanged pursuant to such Pro Rata Repurchase).

Any increase to the Conversion Price pursuant to clause (2)(A) will be calculated as of the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period but will be given effect immediately after the Close of Business on the Expiration Date, with retroactive effect. If the Conversion Date for any Convertible Preferred Share to be converted occurs during the Pro Rata Repurchase Valuation Period, then, in determining the Conversion Price, the reference to five (5) consecutive Trading Days in the definition of “Pro Rata Repurchase Valuation Period” for purposes of this clause (2) shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed from (and including) the Trading Day next succeeding the Expiration Date to (but excluding) the Conversion Date.

To the extent such Pro Rata Repurchase is announced but not consummated (including as a result of being precluded from consummating such Pro Rata Repurchase under applicable law), or any purchases or exchanges of Common Shares in such Pro Rata Repurchase are rescinded, the new Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of Common Shares actually made and not rescinded, if any, in such Pro Rata Repurchase.

(B)Upon any adjustment to the Conversion Price described in clause (2)(A) above with respect to any Pro Rata Repurchase, as a condition to and simultaneously with the effectuation of such Pro Rata Repurchase, the Liquidation Preference will be decreased based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately prior to the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period;

LP’ = the Liquidation Preference in effect immediately after the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period;

SP’ =       the average of the Last Reported Sale Prices of the Common Shares over the Pro Rata Repurchase Valuation Period;

OS0 = the number of Common Shares outstanding immediately prior to the Expiration Date (prior to giving effect to the purchase of any Common Shares purchased or exchanged in such Pro Rata Repurchase);

AC =       the aggregate value of all cash and other consideration (determined as of the Close of Business on the Expiration Date in good faith by the Board of Directors) paid or payable for Common Shares purchased or exchanged in such Pro Rata Repurchase; and

OS’ = the number of Common Shares outstanding immediately after the Expiration Date (after giving effect to the purchase of all Common Shares purchased or exchanged pursuant to such Pro Rata Repurchase).

Any increase to the Liquidation Preference pursuant to clause (2)(B) will be calculated as of the Close of Business on the last Trading Day of the Pro Rata Repurchase Valuation Period but will be given effect immediately after the Close of

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Business on the Expiration Date, with retroactive effect. If the Conversion Date for any Convertible Preferred Share to be converted occurs during the Pro Rata Repurchase Valuation Period, then, in determining the Liquidation Preference, the reference to five (5) consecutive Trading Days in the definition of “Pro Rata Repurchase Valuation Period” for purposes of this clause (2) shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed from (and including) the Trading Day next succeeding the Expiration Date to (but excluding) the Conversion Date.

(C)Upon any adjustment described in clause (2)(B) above with respect to any Pro Rata Repurchase, as a condition to and simultaneously with the effectuation of such Pro Rata Repurchase, the Corporation shall issue and distribute to Holders of Convertible Preferred Shares an amount of Adjustment Preferred Shares per outstanding Convertible Preferred Share based on the following formula:

where:

APS =	the number of Adjustment Preferred Shares to be issued per outstanding Convertible Preferred Share;

LP0 =	the Liquidation Preference in effect immediately prior to the Close of Business on the Expiration Date; and

LP’ =	the Liquidation Preference in effect immediately after the Close of Business on the Expiration Date (after giving effect to Section 5(b)).

Any such issuance and distribution of Adjustment Preferred Shares shall be effected in such manner that the Holders of Convertible Preferred Shares become the holders of record of such Adjustment Preferred Shares immediately after the Close of Business on the Expiration Date, with retroactive effect. If the Conversion Date for any Convertible Preferred Share to be converted occurs during the Pro Rata Repurchase Valuation Period, then in determining the number of Adjustment Preferred Shares to be issued and distributed, the reference to five (5) consecutive Trading Days in the definition of “Pro Rata Repurchase Valuation Period” for purposes of this clause (2) shall be deemed replaced with such lesser number of consecutive Trading Days as have elapsed from (and including) the Trading Day next succeeding the Expiration Date to (but excluding) the Conversion Date.

(3)	Below Fair Market Value Issuances.

(A)Subject to Section 10(h), if, on or after the Initial Issue Date, but before the eighteen (18) month anniversary of the Initial Issue Date, the Corporation or any of its Subsidiaries issues or otherwise sells any Common Shares, or any Equity- Linked Securities, in each case at an Effective Price per Common Share that is less than the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period prior to (and excluding) the date of the issuance or sale of such Common Shares or Equity-Linked Securities (other than (x) any dividend, distribution or share split described under clause (1), (y) any Property Dividend described under clause (5) or (z) any issuance solely pursuant to a Common Share Change Event as to which Section 10(i) will apply) (such an issuance or sale, a “Below Fair Market Value Issuance”), then the Conversion Price shall be decreased based on the following formula:

where:

CP0 = the Conversion Price in effect immediately prior to the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

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CP’ =     the Conversion Price in effect immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

OS =       the number of Common Shares outstanding immediately before the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period prior to (and excluding) the date such Below Fair Market Value Issuance is effectuated;

EP = the Effective Price per Common Share in such Below Fair Market Value Issuance; and

X =

the sum, without duplication, of (x) the total number of Common Shares issued or sold in such Below Fair Market Value Issuance; and (y) the maximum number of Common Shares underlying such Equity-Linked Securities issued or sold in such Below Fair Market Value Issuance.

Any adjustment to the Conversion Price made under clause (3)(A) shall become effective immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated.

(B)Upon any adjustment to the Conversion Price described in clause (3)(A) above with respect to any Below Fair Market Value Issuance, as a condition to and simultaneously with the effectuation of such Below Fair Market Value Issuance, the Liquidation Preference shall be adjusted based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

OS =       the number of Common Shares outstanding immediately before the Open of Business on the date such Below Fair Market Value Issuance is effectuated;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period prior to (and excluding) the date such Below Fair Market Value Issuance is effectuated;

EP = the Effective Price per Common Share in such Below Fair Market Value Issuance; and

X =

the sum, without duplication, of (x) the total number of Common Shares issued or sold in such Below Fair Market Value Issuance; and (y) the maximum number of Common Shares underlying such Equity-Linked Securities issued or sold in such Below Fair Market Value Issuance.

Any adjustment to the Liquidation Preference made under clause (3)(B) shall become effective immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated.

(C)Upon any adjustment described in clause (3)(B) above with respect to any Below Fair Market Value Issuance, as a condition to and simultaneously with the effectuation of such Below Fair Market Value

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Issuance, the Corporation shall issue and distribute to Holders of Convertible Preferred Shares an amount of Adjustment Preferred Shares per outstanding Convertible Preferred Share based on the following formula:

where:

APS = the number of Adjustment Preferred Shares to be issued per outstanding Convertible Preferred Share;

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the date such Below Fair Market Value Issuance is effectuated; and

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated (after giving effect to Section 5(b)).

Any such issuance and distribution of Adjustment Preferred Shares shall be effected in such manner that the Holders of Convertible Preferred Shares become the holders of record of such Adjustment Preferred Shares immediately after the Open of Business on the date such Below Fair Market Value Issuance is effectuated.

(D)Notwithstanding clauses (3)(A), (3)(B) or (3)(C), (I) the Conversion Price and Liquidation Preference will not be adjusted, nor will Adjustment Preferred Shares be issuable, pursuant to this clause (3) solely as a result of an Exempt Issuance; and (II) the issuance of Common Shares pursuant to the conversion of any Equity-Linked Securities as to which this clause (3) applies will not constitute an additional issuance or sale of Common Shares for purposes of this clause (3) (it being understood, for the avoidance of doubt, that the issuance or sale of Equity-Linked Securities, or any re-pricing or amendment thereof, will be subject to this clause (3)). For purposes of this clause (3), any re-pricing or amendment of any Equity-Linked Securities (including, for the avoidance of doubt, any re-pricing or amendment of Equity-Linked Securities existing as of the Initial Issue Date) will be deemed to be the issuance of additional Equity-Linked Securities, without affecting any prior adjustments theretofore made to the Conversion Price or Liquidation Preference or Adjustment Preferred Shares theretofore distributed.

(4)	Cash Dividends.

(A)Subject to Section 10(h), in the event the Corporation shall, at any time or from time to time after the Initial Issue Date while the Convertible Preferred Shares remain outstanding, distribute any cash dividend or distribution to all or substantially all holders of Common Shares, excluding (i) any Holder Received Dividend and (ii) distributions of Reference Property pursuant to a transaction specified in Section 10(i), the Conversion Price shall be adjusted based on the following formula:

where:

CP0 =	the Conversion Price in effect immediately prior to the Open of Business on the “ex” date for such dividend or distribution;

CP’ =     the Conversion Price in effect immediately after the Open of Business on the “ex” date for such dividend or distribution;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the “ex” date for such dividend or distribution; and

C =	the amount of such cash dividend or distribution the Corporation distributes to one Common Share.

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Any decrease in the Conversion Price made under clause (4)(A) shall become effective immediately after the Open of Business on the “ex” date for such dividend or distribution. If any dividend or distribution described in this clause (4)(A) is announced or declared but not so paid or made, the new Conversion Price shall be readjusted, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Price that would then be in effect if such dividend or distribution had not been announced or declared.

(B)Upon any adjustment to the Conversion Price described in clause (4)(A) above with respect to any distribution, as a condition to and simultaneously with the effectuation of such distribution, the Liquidation Preference shall be adjusted based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such dividend or distribution;

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such dividend or distribution;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the “ex” date for such dividend or distribution; and

C =	the amount of such cash dividend or distribution the Corporation distributes to one Common Share.

Any decrease in the Liquidation Preference made under clause (4)(B) shall become effective immediately after the Open of Business on the Payment Date for such dividend or distribution.

(C)Upon any adjustment described in clause (4)(B) above with respect to any distribution, as a condition to and simultaneously with the effectuation of such distribution, the Corporation shall issue and distribute to Holders of Convertible Preferred Shares an amount of Adjustment Preferred Shares per outstanding Convertible Preferred Share based on the following formula:

where:

APS = the number of Adjustment Preferred Shares to be issued per outstanding Convertible Preferred Share;

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such dividend or distribution; and

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such dividend or distribution (after giving effect to Section 5(b)).

Any such issuance and distribution of Adjustment Preferred Shares shall be effected in such manner that the Holder of Convertible Preferred Shares become the holders of record of such Adjustment Preferred Shares immediately after the Open of Business on the Payment Date for such cash dividend or distribution.

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(5)	Property Dividends.

(A)Subject to Section 10(h), in the event the Corporation shall, at any time or from time to time after the Initial Issue Date while the Convertible Preferred Shares remain outstanding, make or issue to all or substantially all holders of Common Shares a Property Dividend (other than (w) distributions of Reference Property pursuant to a transaction specified in Section 10(i), (x) a dividend or distribution described under clause (1), or (y) a cash dividend described under clause (4) or (z) constituting a Holder Received Dividend), then in each such event the Conversion Price shall be adjusted based on the following formula:

where:

CP0 = the Conversion Price in effect immediately prior to the Open of Business on the “ex” date for such Property Dividend;

CP’ =     the Conversion Price in effect immediately after the Open of Business on the “ex” date for such Property Dividend;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the “ex” date for such Property Dividend; and

D =	the fair market value of the Property Dividend (as determined in good faith by the Board of Directors) attributable to one Common Share.

Any decrease in the Conversion Price made under clause (5)(A) shall become effective immediately after the Open of Business on the “ex” date for such dividend or distribution. If any Property Dividend described in this clause (5)(A) is announced or declared but not so paid or made, the new Conversion Price shall be readjusted, effective as of the date the Board of Directors determines not to make or pay such Property Dividend, to be the Conversion Price that would then be in effect if such Property Dividend had not been announced or declared.

(B)Upon any adjustment to the Conversion Price described in clause (5)(A) above with respect to any Property Dividend, as a condition to and simultaneously with the effectuation of such Property Dividend, the Liquidation Preference shall be adjusted based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such Property Dividend;

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such Property Dividend;

SP0 =       the average of the Last Reported Sale Prices of the Common Shares over the five (5) consecutive Trading Day period ending on (and including) the Trading Day immediately preceding the “ex” date for such Property Dividend; and

D =	the fair market value of the Property Dividend (as determined in good faith by the Board of Directors) attributable to one Common Share.

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Any decrease in the Liquidation Preference made under clause (5)(B) shall become effective immediately after the Open of Business on the Payment Date for such Property Dividend.

(C)Upon any adjustment described in clause (5)(B) above with respect to any Property Dividend, as a condition to and simultaneously with the effectuation of such Property Dividend, the Corporation shall issue and distribute to Holders of Convertible Preferred Shares an amount of Adjustment Preferred Shares per outstanding Convertible Preferred Share based on the following formula:

where:

APS = the number of Adjustment Preferred Shares to be issued per outstanding Convertible Preferred Share;

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the Payment Date for such Property Dividend; and

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the Payment Date for such Property Dividend (after giving effect to Section 5(b)).

Any such issuance and distribution of Adjustment Preferred Shares shall be effected in such manner that the Holder of Convertible Preferred Shares become the holders of record of such Adjustment Preferred Shares immediately after the Open of Business on the Payment Date for such Property Dividend.

(6)	Share Combinations.

(A)If the Corporation effects a share combination of the Common Shares (excluding any combination solely pursuant to a Common Share Change Event, as to which Section 10(i) will apply), then the Conversion Price shall be adjusted based on the following formula:

where:

CP0 =   the Conversion Price in effect immediately before the Open of Business on the effective date of such share combination;

CP’ =     the Conversion Price in effect immediately after the Open of Business on the effective date of such share combination;

OS0 =       the number of Common Shares outstanding immediately before the Open of Business on such effective date without giving effect to such share combination; and

OS’ = the number of Common Shares outstanding immediately after the Open of Business on such effective date, and solely as a result of giving effect to such share combination.

Any adjustment to the Conversion Price made under clause (6)(A) shall become effective immediately after the Open of Business on the effective date for such share combination.

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(B)Upon any adjustment to the Conversion Price described in clause (6)(A) above with respect to any share combination, as a condition to and simultaneously with the effectuation of such share combination, the Liquidation Preference will be adjusted based on the following formula:

where:

LP0 = the Liquidation Preference in effect immediately before the Open of Business on the effective date of such share combination;

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the effective date of such share combination;

OS0   =      the number of Common Shares outstanding immediately before the Open of Business on the effective date, without giving effect to such share combination; and

OS’ = the number of Common Shares outstanding immediately after the Open of Business on such effective date, and solely as a result of giving effect to share combination.

Any adjustment to the Liquidation Preference made under clause (6)(B) shall become effective immediately after the Open of Business on the effective date for such share combination.

(C)Upon any adjustment described in clause (6)(B) above, as a condition to and simultaneously with the effectuation of such share combination, the Corporation shall cancel an amount of Adjustment Cancellation Preferred Shares per outstanding Convertible Preferred Share of each Holder based on the following formula:

where:

APS = the number of Adjustment Preferred Shares (expressed as a fraction of a Convertible Preferred Share) to be cancelled per outstanding Convertible Preferred Share.

LP0 = the Liquidation Preference in effect immediately prior to the Open of Business on the effective date of such share combination; and

LP’ =   the Liquidation Preference in effect immediately after the Open of Business on the effective date of such share combination.

Any such cancellation of Adjustment Cancellation Preferred Shares shall be effected in such manner that the Holder of Convertible Preferred Shares cease to be the holders of record of such Adjustment Cancellation Preferred Shares immediately after the Open of Business on the effective date of such share combination.

(D)Any cancellation of Adjustment Cancellation Preferred Shares held by any Holder pursuant to this clause (6) shall (i) take into account all Adjustment

Cancellation Preferred Shares held by such Holder in the aggregate and (ii) not be effected unless the increase to the Liquidation Preference of the Convertible Preferred Shares of such Holder to remain outstanding after such cancellation required by clause (6)(B) is effected simultaneously therewith. Notwithstanding anything to the contrary in this Certificate of Designation, in no event will a number of Adjustment Cancellation Preferred Shares

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held by any Holder (taking into account all Adjustment Cancellation Preferred Shares held by such Holder in the aggregate) be cancelled that is not a whole number.

For purposes of this clause (6), “effective date” means the first date on which Common Shares trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share combination.

(ii)	No Adjustments in Certain Cases.

(1)Certain Events. Without limiting the operation of Sections 5(a)(ii)(1) and 10(e)(i), the Corporation will not be required to adjust the Conversion Price except pursuant to Section 10(f)(i). Without limiting the foregoing, the Corporation will not be required to adjust the Conversion Price on account of:

(A)except as otherwise provided in Section 10(f)(i), the sale of Common Shares for a purchase price that is less than the market price per Common Share or less than the Conversion Price;

(B)except as provided in Section 10(f)(i)(3), the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in Common Shares under any such plan;

(C)except as provided in Section 10(f)(i)(3), the issuance of any Common Shares or options or rights to purchase Common Shares pursuant to any present or future employee, director or consultant benefit plan or program of, or assumed by, the Corporation or any of its Subsidiaries;

(D)except as provided in Section 10(f)(i)(3), the issuance of any Common Shares pursuant to any option, warrant, right or convertible or exchangeable security of the Corporation outstanding as of the Initial Issue Date; or

(E)solely a change in the par value of the Common Shares, including a change whereby the Common Shares are assigned a par value.

(iii)Adjustment Deferral. If an adjustment to the Conversion Price otherwise required by this Certificate of Designation would result in a change of less than one percent (1%) to the Conversion Price, then the Corporation may, at its election, defer such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest of the following: (1) when all such deferred adjustments would result in a change of at least one percent (1%) to the Conversion Price; (2) the Conversion Date of any Convertible Preferred Share; (3) the Corporation Redemption

Notice Date for any Corporation Redemption; (4) the date of a Change of Control Corporation Redemption Notice for any Change of Control Redemption; (5) the date of a Change of Control Holder Notice for any Change of Control Redemption; (6) the date of a Holder Repurchase Notice for any Holder Repurchase; (7) the occurrence of, or the record date for, any vote of the holders of Common Shares of the Corporation;

(8)the date for determination of holders of Common Shares entitled to receive a Property Dividend as to which a Holder Received Dividend Notice has been given; and

(9)	the effective date of any Common Share Change Event.

(iv)Stockholder Rights Plans. If any Common Shares are to be issued upon conversion of any Convertible Preferred Shares and, at the time of such conversion, the Corporation has in effect any stockholder rights plan, then the Holder of such Convertible Preferred Shares will be entitled to receive, in addition to, and concurrently with the delivery of, the consideration otherwise due upon such conversion, the rights set forth in such stockholder rights plan.

(v)Determination of the Number of Outstanding Common Shares. For purposes of Section 10(f)(i), the number of Common Shares outstanding at any time will (1) include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares; and (2) exclude Common Shares held in the Corporation’s treasury (unless the Corporation pays any dividend or makes any distribution on Common Shares held in its treasury).

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(vi)Calculations. All calculations with respect to the Conversion Price, Liquidation Preference and adjustments thereto will be made to the nearest 1/100th of a cent (with 5/1,000ths rounded upward). All Adjustment Preferred Shares issuable pursuant to this Section 10(f) shall be rounded up, and all Adjustment Cancellation Preferred Shares pursuant to this Section 10(f) shall be rounded down, in each case, to the nearest whole number.

(vii)Notice of Conversion Price Adjustments, Liquidation Preference Adjustments and Issuance of Adjustment Preferred Shares. Upon the effectiveness of any adjustment to the Conversion Price or the Liquidation Preference pursuant to Section 10(f)(i), the Corporation at its expense will, as soon as reasonably practicable an no later than ten (10) Business Days after the date of such effectiveness, send notice to the Holders containing (1) a brief description of the transaction or other event on account of which such adjustment was made and showing the computation by which such adjustment was made; (2) the Conversion Price and Liquidation Preference in effect immediately after such adjustment; (3) the effective time of such adjustment; (4) the number of Adjustment Preferred Shares issuable, if any, on account of such transaction or other event; (5) the date of issuance of the Adjustment Preferred Shares;

(6) the number of Adjustment Cancellation Preferred Shares cancelled, if any, on account of such share combination; and (7) the date of cancellation of the Adjustment Cancellation Preferred Shares, if applicable.

(viii)Holder Received Dividend Notices. If the Corporation delivers a Holder Received Dividend Notice, the Corporation shall cause such Holder Received Dividend to be paid with respect to each Convertible Preferred Share outstanding immediately after the Close of Business on the date for determination of holders of Common Shares entitled to receive such distribution, regardless of whether the Conversion Date for such Convertible Preferred Shares is prior to the time at which the Corporation makes such distribution to holders of Common Shares.

(g)	Voluntary Conversion Price Decreases.

(i)Generally. To the extent permitted by law and applicable securities exchange rules, the Corporation, from time to time, may (but is not required to) decrease the Conversion Price by any amount if (1) the Board of Directors determines that such decrease is in the Corporation’s best interest or that such decrease is advisable to avoid or diminish any income tax imposed on holders of Common Shares or rights to purchase Common Shares as a result of any dividend or distribution of Common Share (or rights to acquire Common Shares) or any similar event; (2) such decrease is in effect for a period of at least twenty (20) Business Days; and (3) such decrease is irrevocable during such period; provided, however, that any such decrease that would reasonably be expected to result in any income tax imposed on Holders of Convertible Preferred Shares shall require the affirmative vote or consent of Holders representing a majority of the outstanding Convertible Preferred Shares.

(ii)Notice of Voluntary Decrease. If the Board of Directors determines to decrease the Conversion Price pursuant to Section 10(g)(i), then, no later than the first Business Day of the related twenty (20) Business Day period referred to in Section 10(g)(i), the Corporation will send notice to each Holder of such decrease to the Conversion Price, the amount thereof and the period during which such decrease will be in effect.

(iii)Limitation on Voluntary Conversion Price Decreases. Notwithstanding anything in this Section 10(g) to the contrary, the Corporation may not decrease the Conversion Price pursuant to Section 10(g)(i) to the extent such decrease would cause the Conversion Price to be less than the Minimum Price per Common Share (subject to proportionate adjustments for share dividends, share splits or share combinations with respect to the Common Shares).

(h)	Restriction on Conversions.

(i)Limitation on Conversion Right and Certain Issuances. Notwithstanding anything to the contrary in this Certificate of Designation, unless and until the Requisite Stockholder Approval is obtained, (A) no Common Shares will be issued or delivered upon conversion of any Convertible Preferred Share of any Holder, and no Convertible Preferred Share of any Holder will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would result in such Holder or a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning in excess of nineteen and nine-tenths percent (19.9%) of the then- outstanding Common Shares or Stockholder Voting Power (these restrictions set forth in this clause (A), the “Ownership Limitation”), and (B) no Adjustment Preferred Share will be issuable to any Holder to the extent, and only to the extent, that such issuance would

39

result in such Holder or a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owning, in the aggregate, Convertible Preferred Shares, together with any other Voting Shares, in excess of nineteen and nine-tenths percent (19.9%) of the Stockholder Voting Power (these restrictions set forth in this clause (B), the “Voting Limitation”). For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. If any Conversion Consideration otherwise due upon the conversion of any Convertible Preferred Share is not delivered as a result of the Ownership Limitation, then the Corporation’s obligation to deliver such Conversion Consideration will not be extinguished, and the Corporation will deliver such Conversion Consideration as soon as reasonably practicable after the Holder of such Convertible Preferred Share provides written confirmation to the Corporation that such delivery will not contravene the Ownership Limitation. If any Adjustment Preferred Share is not issued as a result of the Voting Limitation or by operation of Section 10(h)(iii), then in lieu of issuance of such Adjustment Preferred Share, the Conversion Price will be adjusted in accordance with Sections 10(f)(i)(1)(A), 10(f)(i)(2)(A), 10(f)(i)(3)(A), 10(f)(i)(4)(A) or 10(f)(i)(5)(A), as

applicable, without giving effect to the adjustments set forth in Sections 10(f)(i)(1)(B)-(C), 10(f)(i)(2)(B)-(C),   10(f)(i)(3)(B)-(C),   10(f)(i)(4)(B)-(C),   or   10(f)(i)(5)(B)-(C),   as

applicable. Any purported delivery of Common Shares upon conversion of any Convertible Preferred Share or purported issuance of Adjustment Preferred Shares will be void and have no effect to the extent, and only to the extent, that such delivery would contravene the Ownership Limitation or the Voting Limitation, as applicable. The satisfaction, by a Holder of any Convertible Preferred Share, of the requirements set forth in Section 10(d)(ii) to convert such Convertible Preferred Share will be deemed to be a representation, by such Holder to the Corporation, that the settlement of such conversion in full and without regard to this Section 10(h)(i) will not contravene the Ownership Limitation.

(ii)Limitation of Adjustments for, and Prohibition of, Below Fair Market Value Issuance and Certain Dividends. Notwithstanding anything to the contrary in this Certificate of Designation but subject to the limitations set forth in Section 10(h)(i), no adjustment will be made to the Conversion Price pursuant to Sections 10(f)(i)(3), (4) or (5) to the extent such adjustment would cause the Conversion Price to be less than the Minimum Price per Common Stock Share (subject to proportionate adjustment for share dividends, share splits or share combinations with respect to the Common Shares).

(iii)Limitation on Issuances of Adjustment Preferred Shares. Notwithstanding anything to the contrary in this Certificate of Designation but subject to the limitations set forth in Section 10(h)(i), no Adjustment Preferred Share will be issued in connection with the adjustments set forth in Sections 10(f)(i)(3), (4) or (5) to the extent such adjustments would cause the Conversion Price or the Liquidation Preference of such Adjustment Preferred Share to be less than the Minimum Price (subject to proportionate adjustment for share dividends, share splits or share combinations with respect to the Common Shares).

(iv)Limitation and Prohibition of Certain Events. Notwithstanding anything to the contrary in this Certificate of Designation, the Corporation shall not make or declare any dividends to Dividend Junior Shares (other than Holder Received Dividends or any other dividends in which the Holders participate, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Convertible Preferred Shares, without having to convert their Convertible Preferred Shares), in each case, unless the adjustment pursuant to Section 10(f)(i)(4) or (5) resulting from such dividend would not cause the Conversion Price to be less than the Minimum Price per Common Share (subject to proportionate adjustment for share dividends, share splits or share combinations with respect to the Common Shares).

(v)Covenant to Seek the Requisite Stockholder Approval. The Corporation will use its reasonable best efforts to obtain, at the next meeting of its stockholders held following its Annual Meeting of Stockholders in 2020, but in no event later than August 31, 2021, the Requisite Stockholder Approval, including by endorsing its approval in the related proxy materials, and by seeking such Requisite Stockholder Approval, if not previously obtained, at each future regular annual meeting of stockholders and endorsing its approval in the related proxy materials, until such time after the Requisite Stockholder Approval is obtained or, if sooner, the date that the Holders of a majority of the Convertible Preferred Shares then outstanding provides notice to the Corporation that they no longer seek such Requisite Stockholder Approval. The Corporation will promptly notify the Holders if the Requisite Stockholder Approval is or is not obtained at each regular annual meeting of stockholders until such Requisite Stockholder Approval is obtained.

(i)	Effect of Common Share Change Event.

(i)	Generally. If there occurs any:

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(1)recapitalization, reclassification or change of the Common Shares, other than (x) changes solely resulting from a subdivision or combination of the Common Shares, (y) a change only in par value or from par value to no par value or no par value to par value or (z) share splits and share combinations that do not involve the issuance of any other series or class of securities other than the Common Shares;

(2)consolidation, merger, combination or binding or statutory share exchange involving the Corporation;

(3)sale, lease or other transfer of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person; or

(4)	other similar event,

and, as a result of which, the Common Shares are converted into, or are exchanged for, or represent solely the right to receive, other securities, cash or other property or assets, or any combination of the foregoing (such an event, a “Common Share Change Event,” and such other securities, cash or property or assets, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) Common Share would be entitled to receive on account of such Common Share Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary in this Certificate of Designation,

(A)	from and after the effective time of such Common Share Change Event,

(I)the consideration due upon conversion of any Convertible Preferred Share will be determined in the same manner as if each reference to any number of Common Shares in this Section 10, or in any related definitions, were instead a reference to the same number of Reference Property Units; (II) for purposes of Section 7 and Section 10(c), each reference to any number of Common Shares in such Sections (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (III) for purposes of the definition of “Change of Control,” the terms “Common Shares” and “common equity” will be deemed to mean the common equity (including depositary receipts representing common equity), if any, forming part of such Reference Property; and

(B)for these purposes, (I) the Daily VWAP of any Reference Property Unit or portion thereof that consists of a class of common equity securities will be determined by reference to the definition of “Daily VWAP,” substituting, if applicable, the Bloomberg page for such class of securities in such definition; and

(II)the Daily VWAP of any Reference Property Unit or portion thereof that does not consist of a class of common equity securities, and the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities, will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Corporation (or, in the case of cash denominated in U.S. dollars, the face amount thereof).

If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be (x) the weighted average of the types and amounts of consideration actually owned or received, per Common Share, by the holders of Common Shares that affirmatively make such an election or (y) if no holders of Common Shares affirmatively make such an election, the types and amounts actually owned or received, per Common Share, by the holders of Common Shares. The Corporation will notify the Holders of such weighted average as soon as practicable after such determination is made.

(ii)Compliance Covenant. The Corporation will not become a party to any Common Share Change Event unless its terms are consistent with this Section 10(i).

(iii)Execution of Supplemental Instruments. On or before the date the Common Share Change Event becomes effective, the Corporation and, if applicable, the resulting, surviving or transferee Person (if not the Corporation) of such Common Share Change Event (the “Successor Person”) will execute and deliver such supplemental instruments, if any, as the Corporation reasonably determines are necessary or desirable to (1) provide for subsequent adjustments to the Conversion Price and Liquidation Preference pursuant to Section 10(f)(i) in a manner consistent with this Section 10(i); (2) provide for the subsequent issuances of Adjustment Preferred Shares or an equivalent security pursuant to Section 10(f)(i) in a manner consistent with this Section 10(i); (3) provide for subsequent cancellations of Adjustment Cancellation Preferred Shares or an equivalent security; and

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(4) give effect to such other provisions, if any, as the Corporation reasonably determines are appropriate to preserve the economic interests of the Holders and to give effect to Section 10(i)(i). If the Reference Property includes shares of stock or other securities or assets of a Person other than the Successor Person, then such other Person will also execute such supplemental instrument(s) and such supplemental instrument(s) will contain such additional provisions, if any, that the Corporation reasonably determines are appropriate to preserve the economic interests of Holders.

(iv)Notice of Common Share Change Event. The Corporation will provide notice of each Common Share Change Event to Holders no later than the second (2nd) Business Day after the effective date of the Common Share Change Event.

(v)Successive Common Share Change Events. The above provisions of this Section 10(i) shall similarly apply to successive Common Share Change Events.

(j)	Certain Provisions Relating to the Conversions.

(i)Equitable Adjustments to Prices. Whenever this Certificate of Designation requires the Corporation to calculate the average of the Last Reported Sale Prices or Daily VWAPs, or any function thereof, over, or, in the case of Section 10(c), to determine whether the Daily VWAP exceeds one hundred fifty percent (150%) of the Conversion Price on each of at least twenty (20) Trading Days in, a period of multiple days (including to calculate an adjustment to the Conversion Price), the Corporation will make appropriate adjustments, if any, to those calculations to account for any adjustment to the Conversion Price pursuant to Section 10(f)(i) that becomes effective, or any event requiring such an adjustment to the Conversion Price (or any change to the market price per Common Share resulting from any such event) where the “ex” date, effective date or Expiration Date, as applicable, of such event occurs, at any time during such period. The Corporation will likewise make appropriate adjustments where a Conversion Price adjustment otherwise required to be made pursuant to Section 10(f)(i) is not made in respect of a Holder Received Dividend or any other dividend in which the Holders participate, at the same time and upon the same terms as holders of Common Shares and solely as a result of holding Convertible Preferred Shares, without having to convert their Convertible Preferred Shares.

(ii)Reservation of Common Shares. The Corporation will reserve, out of its authorized, unreserved and not outstanding Common Shares, solely for delivery upon conversion of the Convertible Preferred Shares, including any Adjustment Preferred Shares issued pursuant to Section 10(f)(i), a number of Common Shares and other securities, cash or property as from time to time shall be issuable upon the conversion in full of all Convertible Preferred Shares then outstanding, if any. To the extent the Corporation delivers Common Shares held in the Corporation’s treasury in settlement of any obligation under this Certificate of Designation to deliver Common Shares, each reference in this Certificate of Designation to the issuance of Common Shares in connection therewith will be deemed to include such delivery.

(iii)Status of Common Shares. Each Common Share delivered upon conversion of the Convertible Preferred Shares of any Holder will be a newly issued or treasury share and will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of such Holder or the Person to whom such Common Share will be delivered). If the Common Shares are then listed on any securities exchange, or quoted on any inter-dealer quotation system, then the Corporation will cause each such Common Share, when so delivered, to be admitted for listing on such exchange or quotation on such system.

(iv)Taxes Upon Issuance of Common Shares. The Corporation will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any Common Shares upon conversion of the Convertible Preferred Shares of any Holder, except any tax or duty that is due because such Holder requests those Common Shares to be registered in a name other than such Holder’s name.

(v)Authorization of Adjustment Preferred Shares. Prior to effecting any transaction as a result of which the issuance of Adjustment Preferred Shares is required pursuant to Section 10(f), the Corporation shall take such action (including obtaining authorization of and effecting any amendment to the Charter) as may be required so that all such Adjustment Preferred Shares are duly authorized and may be validly issued and, upon issuance, will be fully paid and non-assessable.

SECTION 11. CALCULATIONS.

42

(a)Responsibility; Schedule of Calculations. Except as otherwise provided in this Certificate of Designation, the Corporation will be responsible for making all calculations called for under this Certificate of Designation or the Convertible Preferred Shares, including determinations of the Conversion Price, the Liquidation Preference, the number of Adjustment Preferred Shares, the number of Adjustment Cancellation Preferred Shares, the Daily VWAPs, the Last Reported Sale Prices and accumulated Dividends on the Convertible Preferred Shares. The Corporation will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Corporation will provide a schedule of such calculations to any Holder upon written request.

(b)Calculations Aggregated for Each Holder. The composition of the Conversion Consideration due upon conversion of the Convertible Preferred Shares of any Holder will be computed based on the total number of Convertible Preferred Shares of such Holder being converted with the same Conversion Date. For these purposes, any cash amounts due to such Holder in respect thereof will be rounded to the nearest cent.

SECTION 12. TAX TREATMENT. Notwithstanding anything to the contrary in this Certificate of Designation, for U.S. federal and other applicable state and local income tax purposes, it is intended that the Convertible Preferred Shares will not be treated as “preferred Shares” within the meaning of Section 305(b)(4) of Code and Treasury Regulations Section 1.305-5(a). The Corporation will, and will cause its Subsidiaries and agents to, report consistently with, and take no positions or actions inconsistent with, the foregoing treatment unless otherwise required by a determination within the meaning of Section 1313(a) of the Code.

SECTION 13. NOTICES. The Corporation will send all notices or communications to Holders pursuant to this Certificate of Designation in writing and delivered personally, by facsimile or e- mail (with confirmation of receipt from the recipient, in the case of e-mail), or sent by nationally recognized overnight courier service to the Holder’s respective addresses shown on the Register. Notwithstanding anything in this Certificate of Designation to the contrary, any defect in the delivery of any such notice or communication will not impair or affect the validity of such notice or communication and the failure to give any such notice or communication to all the Holders will not impair or affect the validity of such notice or communication to whom such notice is sent.

SECTION 14. NO OTHER RIGHTS. The Convertible Preferred Shares will have no rights, preferences or voting powers except as provided in this Certificate of Designation or the Charter or as required by applicable law.

***

IN WITNESS WHEREOF, Agilysys, Inc. has caused this Certificate of Designations to be signed by a duly authorized officer on thisday of, 2021.

AGILYSYS, INC.

By:
Name:
Title:

43

EXHIBIT A

FORM OF CONVERTIBLE PREFERRED SHARE

Agilysys, Inc.

5.25% Series A Convertible Preferred Shares

[Certificate No.: [       ]]No. Shares* [  ]

Agilysys, Inc., a Delaware corporation (the “Company”), certifies that [         ] is the registered owner of [  ] shares of the Company’s designated 5.25% Series A Convertible Preferred Stock, without par value (the “Convertible Preferred Shares”), represented by this certificate (this “Certificate”). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Convertible Preferred Shares are set forth in the Certificate of Incorporation of the Company, as amended from time to time (as amended, the “Certificate of Incorporation”). Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Certificate of Incorporation.

Additional terms of this Certificate are set forth on the other side of this Certificate.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

* Insert number of shares for Physical Certificate only.

IN WITNESS WHEREOF, Agilysys, Inc. has caused this instrument to be duly executed as of the date set forth below.

AGILYSYS, INC.

Date:	By:
Name:
Title:

Date:	By:
Name:
Title:

TRANSFER AGENT’S COUNTERSIGNATURE

[legal name of Transfer Agent], as Transfer Agent, certifies that this Certificate represents Convertible Preferred Shares referred to in the within-mentioned Certificate of Incorporation.

Date:	By:
Authorized Signatory

REVERSE OF SECURITY

AGILYSYS, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR, A SUMMARY OF THE POWERS, DESIGNATIONS AND PREFERENCES, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED SHARE CERTIFICATE, OR HIS LEGAL REPRESENTATIVES TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF AY SUCH CERTIFICATE.

FOR VALUE RECEIVED,         hereby sell, assign and transfer unto

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

Shares of the 5.25% Series A Convertible Preferred Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint agent to transfer the said shares of 5.25% Series A Convertible Preferred Shares evidenced hereby on the books of the within-named Company with full power of substitution in the premises.

Date:

Signature:

(Sign exactly as your name appears on the other side of this 5.25% Series A Convertible Preferred Shares)

Signature Guarantee:                                                                         †

† Signature must be guaranteed by an “eligible guarantor institution” that is a bank, stockbroker, savings and loan association or credit union reasonably acceptable to the Company or meeting the requirements of any transfer agent appointed by the Company from time to time, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

OPTIONAL CONVERSION NOTICE

AGILYSYS, INC.

5.25% Series A Convertible Preferred Shares

Subject to the terms of the Certificate of Incorporation, by executing and delivering this Optional Conversion Notice, the undersigned Holder of the 5.25% Series A Convertible Preferred Shares identified below directs the Company to convert (check one):

☐all of the 5.25% Series A Convertible Preferred Shares

☐          ‡ 5.25% Series A Convertible Preferred Shares identified by CUSIP No. and Certificate No.

Date:
(Legal Name of Holder)
By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

‡       Must be a whole number.

B-1

EXHIBIT C

HOLDER REPURCHASE NOTICE

AGILYSYS, INC.

5.25% Series A Convertible Preferred Shares

Subject to the terms of the Certificate of Incorporation, by executing and delivering this Holder Repurchase Notice, the undersigned Holder of the 5.25% Series A Convertible Preferred Shares identified below is exercising its Holder Repurchase Right with respect to (check one):

all of the 5.25% Series A Convertible Preferred Shares

☐          § 5.25% Series A Convertible Preferred Shares identified by CUSIP No. and Certificate No.

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Company before the Holder Repurchase Price will be paid.

Date:
(Legal Name of Holder)
By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

§Must be a whole number.

C-1

EXHIBIT D

CHANGE OF CONTROL HOLDER REDEMPTION NOTICE

AGILYSYS, INC.

5.25% Series A Convertible Preferred Shares

Subject to the terms of the Certificate of Incorporation, by executing and delivering this Change of Control Holder Redemption Notice, the undersigned Holder of the 5.25% Series A Convertible Preferred Shares identified below is exercising its Change of Control Holder Redemption Right with respect to (check one):

☐all of the 5.25% Series A Convertible Preferred Shares

☐          § 5.25% Series A Convertible Preferred Shares identified by CUSIP No. and Certificate No.

The undersigned acknowledges that Certificate identified above, duly endorsed for transfer, must be delivered to the Company before the Change of Control Redemption Price will be paid.

Date:
(Legal Name of Holder)
By:
Name:
Title:

Signature Guaranteed:

Participant in a Recognized Signature Guarantee Medallion Program

By:
Authorized Signatory

§Must be a whole number.

D-1

EXHIBIT E

FORM OF RESTRICTED SHARE LEGEND

THE OFFER AND SALE OF THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY AND SUCH SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT THAT IS EFFECTIVE UNDER THE SECURITIES ACT; OR (B) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO TRANSFER AND OTHER RESTRICTIONS SET FORTH IN AN INVESTMENT AGREEMENT, DATED AS OF MAY 11, 2020, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

E-1

Exhibit E

Delaware Bylaws

BYLAWS OF

AGILYSYS, INC.

(a Delaware corporation)

effective              , 2021

-i-

7.4	NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL	15
7.5	WAIVER OF NOTICE	15
ARTICLE VIII INDEMNIFICATION		16
8.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS	16
8.2	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION	16
8.3	SUCCESSFUL DEFENSE	16
8.4	INDEMNIFICATION OF OTHERS	16
8.5	ADVANCED PAYMENT OF EXPENSES	16
8.6	LIMITATION ON INDEMNIFICATION	17
8.7	DETERMINATION; CLAIM	17
8.8	NON-EXCLUSIVITY OF RIGHTS	17
8.9	INSURANCE	17
8.10	SURVIVAL	18
8.11	EFFECT OF REPEAL OR MODIFICATION	18
8.12	CERTAIN DEFINITIONS	18
ARTICLE IX GENERAL MATTERS		18
9.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	18
9.2	FISCAL YEAR	18
9.3	SEAL	18
9.4	RELIANCE UPON BOOKS, REPORTS AND RECORDS.	18
9.5	CONSTRUCTION; DEFINITIONS	18
ARTICLE X — AMENDMENTS		19

-ii-

BYLAWS OF AGILYSYS, INC.

ARTICLE I — CORPORATE OFFICES

1.1REGISTERED OFFICE

The registered office of Agilysys, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation. References in these bylaws to the certificate of incorporation shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock.

1.2OTHER OFFICES

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2ANNUAL MEETING

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3SPECIAL MEETING

(i)A special meeting of the stockholders may be called at any time by the Chairman of the Board; the President; the Secretary; pursuant to a resolution of the Board; or upon the written request of two (2) directors. Special meetings may not be called by any other person or persons. The Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii)The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4ADVANCE NOTICE PROCEDURES

(i)Advance Notice of Stockholder Business.

(a)At an annual meeting of the stockholders, only such business (other than nominations of directors, which must be made in compliance with, and shall be exclusively governed by, Section 2.4(ii) of these bylaws) shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting:

(1)pursuant to the Corporation’s notice of meeting (or any supplement to that notice);

(2)by or at the direction of the Board; or

(3)by any stockholder of the Corporation who is a stockholder of record at the record date for such meeting, at the time of the giving of the notice provided for in this Section 2.4 and at the time of the meeting, who shall be entitled to vote at such meeting and who shall have complied with the notice and other requirements set forth in this Section 2.4; this clause (3) shall be the exclusive means for a stockholder to submit such business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(b)For any such business to be properly brought before an annual meeting by a stockholder pursuant to clause (3) of paragraph (a) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation as hereinafter

1

provided and such proposal must otherwise be a proper subject for action by the Corporation’s stockholders. To be timely, a stockholder’s notice in writing must be delivered to the Secretary at the principal executive offices of the Corporation and received by the secretary not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth calendar day following the day on which public disclosure of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth:

(1)as to each matter the stockholder proposes to bring before the annual meeting, a description in reasonable detail of the business proposed to be brought before the annual meeting, the reasons for conducting such business at such meeting, and the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these bylaws of the Corporation, the text of the proposed amendment);

(2)as to the stockholder giving the notice and any Stockholder Associated Person (as defined below), the Proposing Stockholder Information (as defined below);

(3)any material interest of the stockholder and of any Stockholder Associated Person in such business;

(4)a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person, and any other person or persons (including their names) in connection with the proposal of such business by the stockholder;

(5)a representation that the stockholder is a holder of record of stock of the Corporation, entitled to vote at such meeting and intends to remain so through the date of the meeting, and intends to appear in person or by proxy at the meeting to propose such business; and

(6)a representation as to whether the stockholder or any Stockholder Associated Person is, or intends to be, part of a Group (as defined below) that intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies from stockholders in support of such proposal.

(c)Only such business shall be conducted, and only such proposals shall be acted upon, at a special meeting of stockholders called pursuant to Section 2.3 as shall have been brought before such meeting pursuant to a notice of meeting delivered pursuant to Section 2.5.

(d)No business shall be conducted at a meeting of stockholders (i) except in accordance with these bylaws; or (ii) if it constitutes an improper subject for stockholder action under applicable law. Unless otherwise required by law, if a stockholder (or Qualified Representative (as defined below)) does not appear at the meeting of stockholders of the Corporation to present business proposed by such stockholder pursuant to this Section 2.4, such proposed business shall not be transacted, even though proxies in respect of such vote may have been received by the Corporation. In the event a Qualified Representative of a stockholder will appear at a meeting to make a proposal in lieu of a stockholder, the stockholder must provide the notice of such designation at least twenty-four hours prior to the meeting and the Qualified Representative must produce evidence of such representative’s authority to act on behalf of the stockholder at the meeting of stockholders. If no such advance notice is provided, only the stockholder may make the proposal and the proposal may be disregarded in the event the stockholder fails to appear and make the proposal. Except as otherwise provided by law, the certificate of incorporation or these bylaws, the presiding officer of the meeting may, if the facts warrant, determine that the proposed business was not properly brought before the meeting in accordance with the provisions of these bylaws (including whether the stockholder or any Stockholder Associated Person solicited (or is part of a Group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with such stockholder’s representation as required by clause (b)(6) of this Section 2.4); and if the presiding officer should so determine, the presiding officer shall so declare to the meeting, and any such proposed business not properly brought before the meeting shall not be transacted.

(e)Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4; provided, however, that any references in these bylaws to state law or the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to business proposals to be considered pursuant to this Section 2.4 (including clause (a)(3) hereof). Nothing in these bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. The provisions of this Section 2.4 shall also govern what constitutes timely notice for purposes of Rule 14a-4(c) of the Exchange Act.

(f)This Section 2.4 shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board, but, in connection with such reports, no new business shall be acted upon at the meeting unless

2

stated, filed and recorded as herein provided.

(g)For purposes of these bylaws,

(1)“Derivative Instrument” shall mean any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise.

(2)“Group” shall have the meaning ascribed to such term under Section 13(d)(3) of the Exchange Act.

(3)“Proposing Stockholder Information” shall mean:

a)the name and address, as they appear on the Corporation’s books, or, if different, the current name and address, of such stockholder and the name and address of each beneficial owner, if any, on whose behalf the proposal is made;

b)the class or series and number of shares of the Corporation’s stock which are, directly or indirectly, owned beneficially and of record, by each such person;

c)any Derivative Instrument (as defined above) directly or indirectly owned beneficially by each such person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation;

d)any proxy, contract, arrangement, understanding, or relationship pursuant to which each such person has a right to vote any shares of any security of the Corporation;

e)any short interest of each such person in any security of the Corporation (for purposes hereof a person shall be deemed to have a short interest in a security if each such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security);

f)any rights to dividends on the shares of the Corporation owned beneficially by each such person that are separated or separable from the underlying shares of the Corporation;

g)any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company in which such person is a general partner or manager or, directly or indirectly, beneficially owns an interest in a general partner or manager;

h)any performance-related fees (other than an asset-based fee) that each such person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such person’s immediate family sharing the same household (which information shall be supplemented by each such person not later than 10 days after the record date for the meeting to disclose such ownership as of the record date);

i)the investment strategy or objective, if any, of each such person and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in each such person; and

j)any other information relating to each such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

(4)“Public Announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters or comparable news service or in a document publicly filed or furnished by the Corporation with the United States Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(b) of the Exchange Act.

(5)“Qualified Representative” of a stockholder shall mean a duly authorized officer, manager or partner of such stockholder or a representative authorized by a writing executed by, or an electronic transmission delivered by, such stockholder to act for such stockholder as proxy at the meeting of stockholders.

(6)“Stockholder Associated Person” of any stockholder shall mean:

a)any person acting in concert with such stockholder;

b)any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder

3

(other than a stockholder that is a depositary); or

c)any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(ii)Advance Notice of Director Nominations at Annual and Special Meetings.

(a)Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re- election as directors at a meeting of stockholders. Nominations of persons for election or re-election to the Board may be made at an annual meeting of stockholders only:

(1)pursuant to the Corporation’s notice of the meeting (or any supplement thereto);

(2)by or at the direction of the Board; or

(3)by any stockholder of the Corporation who is a stockholder of record both at the time of the giving of the notice required by this Section 2.4(ii) and at the time of the annual meeting, who shall be entitled to vote for the election of directors at the meeting and who shall have complied with the notice and other requirements set forth in this Section 2.4(ii); this clause (3) shall be the exclusive means for a stockholder to make nominations of persons for election to the Board at an annual meeting of stockholders.

In the case of a special meeting of stockholders, nominations of persons for election to the Board may be made pursuant to the Corporation's notice of meeting:

(1)by or at the direction of the Board; or

(2)provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.4(ii) is delivered to the secretary of the Corporation, who is entitled to vote at the meeting upon such election and who complies with the notice procedures set forth in this Section 2.4(ii). To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must not have been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, within the past three years or be a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or have been convicted in such a criminal proceeding within the past ten years.

(b)To be eligible to be a nominee for election or reelection as a director of the Corporation, the prospective nominee (whether nominated by or at the direction of the Board or by a stockholder), or someone acting on such prospective nominee’s behalf, must deliver (in accordance with any applicable time periods prescribed for delivery of notice under this Section 2.4(ii)) to the secretary at the principal executive offices of the Corporation a written questionnaire providing such information with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made that would be required to be disclosed to stockholders pursuant to applicable law or the rules and regulations of any stock exchange applicable to the Corporation, including without limitation all information concerning such persons that would be required to be disclosed in solicitations of proxies for election of directors pursuant to and in accordance with Regulation 14A under the Exchange Act, and any information the Corporation may reasonably request to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence or lack thereof of the nominee (which questionnaire shall be provided by the Secretary upon written request).

(c)To be eligible to be a nominee for election or reelection as a director of the Corporation, the prospective nominee must also provide a written representation and agreement, in the form provided by the secretary upon written request, that such prospective nominee:

(1)is not and will not become a party to:

a)any Voting Commitment (as defined below) that has not been disclosed to the Corporation, or

b)any Voting Commitment that could limit or interfere with such prospective nominee’s ability to comply, if elected as a director of the Corporation, with such prospective nominee’s fiduciary duties under applicable law;

(2)is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein;

(3)would be in compliance if elected as a director of the Corporation, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation. For purposes of this Section 2.4(ii)(a), a “nominee” shall include any person being considered to fill a vacancy on the Board; and

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(4)currently intends to serve the full term for which such nominee would be standing for election, if elected.

(d)To be eligible to be a nominee for re-election to the Board, such person must submit an irrevocable resignation, contingent on (i) that person not receiving a majority of the votes cast in an election that is not a contested election, and (ii) acceptance of that proffered resignation by the Board in accordance with the policies and procedures adopted by the Board for such purpose. In the event an incumbent director fails to receive a majority of the votes cast in an election that is not a contested election, the Nominating and Corporate Governance Committee of the Board, or such other committee designated by the Board pursuant to these bylaws, shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board shall act on the proffered resignation, taking into account the applicable committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the SEC) its decision regarding the resignation and, if such resignation is rejected, the rationale behind the decision within ninety (90) days following certification of the election results. The committee in making its recommendation and the Board in making its decision each may consider any factors and other information that they consider appropriate and relevant.

(e)Nominations by stockholders must be made pursuant to timely notice in writing to the secretary of the Corporation as hereinafter provided. To be timely, a stockholder’s notice in writing must be delivered to the secretary at the principal executive offices of the Corporation and received by the secretary:

(1)in the case of an annual meeting, not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth calendar day following the day on which public announcement of the date of the meeting is first made, whichever occurs first; and

(2)in the case of a special meeting at which the Board gives notice that directors are to be elected, not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth calendar day following the day on which public announcement is made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting, whichever occurs first.

In no event shall any adjournment or postponement of a meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(f)For nominations to be properly brought before an annual or special meeting, such stockholder’s notice to the Secretary shall set forth:

(1)as to each person whom the stockholder proposes to nominate for election or re-election as a director:

a)all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act (including such person’s written consent to being named as a nominee and to serving as a director if elected) and

b)a description of any Proposed Nominee Agreements (as defined below);

(2)as to the stockholder giving the notice and any Stockholder Associated Person, the Proposing Stockholder Information;

(3)a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to remain so through the date of the meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

(4)a representation as to whether the stockholder or any Stockholder Associated Person is, or intends to be, part of a Group that intends:

a)to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or

b)otherwise to solicit proxies from stockholders in support of such nomination. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

(g)Notwithstanding anything in this Section 2.4(ii) to the contrary, in the event that the number of directors to be elected to

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the Board at an annual meeting is increased effective at the annual meeting and there is no public announcement by the Corporation naming all the nominees proposed by the Board for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for such additional directorships, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(h)No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in these bylaws. Unless otherwise required by law, if a stockholder (or Qualified Representative) does not appear at the meeting of stockholders of the Corporation to present a nomination proposed by such stockholder pursuant to these bylaws, such nomination shall be disregarded, though proxies in respect of such vote may have been received by the Corporation. In the event a Qualified Representative of a stockholder will appear at a meeting and make a nomination in lieu of a stockholder, the stockholder must provide the notice of such designation at least twenty-four hours prior to the meeting and the Qualified Representative must produce evidence of such representative’s authority to act on behalf of the stockholder at the meeting of stockholders. If no such advance notice is provided, only the stockholder may make the nomination and the nomination may be disregarded in the event the stockholder fails to appear and make the nomination. Except as otherwise provided by law, the certificate of incorporation or these bylaws, the presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the procedures of these bylaws (including whether the stockholder or any Stockholder Associated Person solicited (or is part of a Group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with such stockholder’s representation as required by clause (f)(4) of this Section 2.4(ii)); and if the presiding officer should so determine, the presiding officer shall so declare to the meeting, and the defective nomination shall be disregarded.

(i)Notwithstanding the foregoing provisions of these bylaws, a stockholder shall also comply with all applicable requirements of state law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in these bylaws; provided, however, that any references in these bylaws to state law or the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations to be considered pursuant to these bylaws. Nothing in these bylaws shall be deemed to affect any rights of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the certificate of incorporation.

(j)For purposes of these bylaws,

(1)“Proposed Nominee Agreements” shall mean all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among a stockholder and any Stockholder Associated Person, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and a proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination or any Stockholder Associated Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

(2)“Voting Commitment” shall mean any agreement, arrangement or understanding between a prospective nominee and any person or entity, or any commitment or assurance given by a prospective nominee to any person or entity, as to how a prospective nominee, if elected as a director of the Corporation, will act or vote on any issue or question.

(iii)Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a)a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act; or

(b)the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

2.5NOTICE OF STOCKHOLDERS’ MEETINGS

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given in accordance with either Section 2.7 or Section 7.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called

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2.6MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be deemed given:

(a)if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or

(b)if electronically transmitted, as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.7QUORUM

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.8ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.12 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.9CONDUCT OF BUSINESS

The Chairman of the Board, or such other officer of the Corporation as may be designated by the Board, will call meetings of the stockholders to order and will preside at meetings. Unless otherwise determined by the Board prior to the meeting, the presiding officer will determine the order of business at the meeting and have the authority to regulate the conduct of the meeting and to establish rules and procedures for the orderly conduct of the meeting. The presiding officer at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the presiding officer), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such presiding officer shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the presiding officer, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.10VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of common stock of the Corporation held by such stockholder.

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Except as otherwise required by law, the certificate of incorporation, these bylaws, or the rules or regulations of any stock exchange applicable to the Corporation, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. In any election of nominees to the Board at an annual meeting of the stockholders, if the number of nominees for election to the Board is less than or equal to the number of directorships to be filled in such election, then each individual nominated shall be elected to the Board if the votes cast “for” such nominee’s election exceeds the votes “against” such nominee’s election. If the number of nominees for election to the Board is greater than the number of directorships to be filled at the annual meeting of stockholders, then the nominees receiving the greatest number of votes cast “for” their election shall be elected to the available number of directorships. Neither abstentions nor “broker nonvotes” shall count as votes “for” or “against” a nominee’s election.

Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

2.11STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by written consent, any action required or permitted to be taken by the stockholders of the Corporation may be authorized or taken without a meeting with the affirmative vote of, and in a writing or writings signed by, all the stockholders who would be entitled to notice of a meeting of the stockholders held for such purpose; provided, however, that amendments to these Bylaws may be adopted without a meeting by the written consent of the holders of shares entitling them to exercise two-thirds of the voting power on such proposal.

2.12RECORD DATES

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.12 at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.13PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person.

2.14LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in

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alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.15INSPECTORS OF ELECTION

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots.

In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III — DIRECTORS

3.1POWERS

The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2NUMBER OF DIRECTORS

Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution adopted by a majority vote of the entire Board; provided, however, that the total number of directors shall not be less than three (3) or more than nine (9) members, each of whom shall be a natural person. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Directors shall be elected as provided in Section 2.10 of these bylaws. Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. In the case of any increase in the number of directors, any additional directors provided for and elected shall hold office for a term which shall coincide with the full term or the remainder of the term, as the case may be. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such

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resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6REGULAR MEETINGS

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided that any director who is absent when such determination is made shall be given notice of the determination.

3.7SPECIAL MEETINGS; NOTICE

Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)delivered personally by hand, by courier or by telephone;

(ii)sent by United States first-class mail, postage prepaid;

(iii)sent by facsimile; or

(iv)sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8QUORUM; VOTING

At all meetings of the Board, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

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3.9BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors. Members of committees of the Board may be allowed such compensation and such expenses for attending committee meetings as the Board may determine.

3.11REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office at any time as provided for in the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1COMMITTEES OF DIRECTORS

The Board (i) may designate one or more committees, including an executive committee, consisting of one or more directors of the Corporation and (ii) shall during such period of time as any securities of the Corporation are listed on any exchange designate all committees required by the rules and regulations of such exchange. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

4.2COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)Section 3.5 (place of meetings and meetings by telephone);

(ii)Section 3.6 (regular meetings);

(iii)Section 3.7 (special meetings; notice);

(iv)Section 3.8 (quorum; voting);

(v)Section 3.9 (board action by written consent without a meeting); and

(vi)Section 7.5 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)any charters of the committees duly adopted by the Board and the applicable rules of any exchange on which any securities of the Corporation are listed shall prevail in the event of any conflict with these bylaws;

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(ii)the time of regular meetings of committees may be determined by resolution of the committee;

(iii)special meetings of committees may also be called by resolution of the committee; and

(iv)notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V — OFFICERS

5.1OFFICERS

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chairman of the Board, a vice chairman of the Board, a chief executive officer, a chief financial officer, treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2APPOINTMENT OF OFFICERS

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Section 5 for the regular election to such office.

5.3SUBORDINATE OFFICERS

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4COMPENSATION OF OFFICERS

The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board (or by a duly authorized officer) and may be altered by the Board from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

5.5REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.6VACANCIES IN OFFICES

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.3.

5.7REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.8AUTHORITY AND DUTIES OF OFFICERS

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All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI — STOCK

6.1STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by any two authorized officers of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2SPECIAL DESIGNATION ON CERTIFICATES

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a) or 218(a) of the DGCL or with respect to this Section 6.2 a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3LOST, STOLEN OR DESTROYED CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4DIVIDENDS

The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

6.5TRANSFER OF STOCK

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Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the certificate of incorporation, these bylaws, applicable law or contract. To the fullest extent permitted by law, no transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

6.6STOCK TRANSFER AGREEMENTS

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7REGISTERED STOCKHOLDERS The Corporation:

(i)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

(i)the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

(ii)such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5WAIVER OF NOTICE

Whenever notice is required to be given to stockholders, directors or other persons under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — INDEMNIFICATION

8.1INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against all expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the

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extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of such person in connection therewith.

8.4INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the Corporation shall have power to indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate the determination of whether employees or agents shall be indemnified to such person or persons as the Board determines.

8.5ADVANCED PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

8.6LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v)if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

8.7DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the

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Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9INSURANCE

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11EFFECT OF REPEAL OR MODIFICATION

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

9.1EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2FISCAL YEAR

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The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

9.3SEAL

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4RELIANCE UPON BOOKS, REPORTS AND RECORDS.

Each director and each member of any committee designated by the Board shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

9.5CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular and the term “person” includes both an entity and a natural person.

ARTICLE X — AMENDMENTS

Subject to the limitations set forth in Section 8.11 of these bylaws or the provisions of the certificate of incorporation, the Board shall have the power to adopt, amend, alter or repeal these bylaws by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present. The stockholders may not adopt, amend, alter or repeal these bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by the certificate of incorporation, by the affirmative vote of the holders of two-thirds of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

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Exhibit F

Delaware Indemnification Agreement

INDEMNIFICATION AGREEMENT

This Indemnification Agreement, dated as of, 2021, is made by and between AGILYSYS, INC., a Delaware corporation (the “Corporation”) and      (the “Indemnitee”).

RECITALS

A.The Corporation recognizes that competent and experienced persons are increasingly reluctant to serve or to continue to serve as directors or officers of corporations unless they are protected by comprehensive liability insurance or indemnification, or both, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

B.The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

C.The Corporation and Indemnitee recognize that plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors and officers;

D.The Corporation believes that it is unfair for its directors and officers to assume the risk of judgments and other expenses which may occur in cases in which the director or officer received no personal profit and in cases where the director or officer was not culpable;

E.The Corporation, after reasonable investigation, has determined that the liability insurance coverage presently available to the Corporation may be inadequate in certain circumstances to cover all possible exposure for which Indemnitee should be protected. The Corporation believes that the interests of the Corporation and its stockholders would best be served by a combination of such insurance and the indemnification by the Corporation of the directors and officers of the Corporation;

F.The Corporation’s Bylaws require the Corporation to indemnify its directors and officers under certain circumstances and expressly provide that the indemnification provisions set forth therein are not exclusive, and contemplate that contracts may be entered into between the Corporation and its directors and officers with respect to indemnification;

G.Section 145 of the Delaware General Corporation Law (“Section 145”), under which the Corporation is organized, empowers the Corporation to indemnify its officers, directors, employees and agents by agreement and to indemnify persons who serve, at the request of the Corporation, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive;

H.The Board of Directors has determined that contractual indemnification as set forth herein is not only reasonable and prudent but also promotes the best interests of the Corporation and its stockholders;

I.The Corporation desires and has requested Indemnitee to serve or continue to serve as a director or officer of the Corporation and/or one or more subsidiaries or affiliates of the Corporation free from undue concern for unwarranted claims for damages arising out of or related to such services to the Corporation and/or one or more subsidiaries or affiliates of the Corporation; and

J.Indemnitee is willing to serve, continue to serve or to provide additional service for or on behalf of the Corporation on the condition that he is furnished the indemnity and other rights provided for herein, in addition to the protections afforded by the Corporation’s Certificate of Incorporation and By-laws, and the applicable policies of insurance maintained by the Corporation.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Indemnification Generally.

In accordance with and subject to the terms and conditions of this Agreement, to the fullest extent permitted by the laws of the State of Delaware:

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(a)Proceedings Other Than Proceedings by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless Indemnitee from any and all Expenses and Liabilities incurred by Indemnitee by reason of a Proceeding (other than a Proceeding by or in the right of the Corporation, which shall be addressed by Subsection 1(b) of this Agreement) to which Indemnitee was or is a party or is threatened to be made a party by reason of the fact of Indemnitee’s Corporate Status if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action, suit or proceeding, if Indemnitee had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(b)Proceedings by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless Indemnitee from any and all Expenses and Liabilities incurred by Indemnitee by reason of a Proceeding by or in the right of the Corporation if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, unless Indemnitee shall have been adjudged in such Proceeding to be liable to the Corporation, in which case no indemnification shall be made unless and to the extent (and only to the extent) that, the Delaware Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Section 2. Successful Defense; Partial Indemnification.

(a)To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

(b)To the extent that Indemnitee is not wholly successful in the defense of a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all constituent claims, charges, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses incurred by him or on his behalf in connection with each successfully resolved constituent claim, charge, issue or matter.

(c)For purposes of this Agreement and without limiting the foregoing, if any Proceeding (or, for purposes of Section 2(b) above, any constituent claim, charge, issue or matter with respect to such Proceeding) is disposed of in any manner (including by a dismissal without prejudice), without any of (i) the imposition of Liabilities on the Indemnitee, (ii) an adjudication that Indemnitee is liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith, (v) an adjudication that Indemnitee did not act in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or (vi) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, Indemnitee shall be considered for the purposes of Section 2 hereof to have been wholly successful with respect thereto, and shall be entitled to indemnification hereunder.

(d)If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses or Liabilities incurred by Indemnitee or on Indemnitee’s behalf in connection with any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses and Liabilities to which Indemnitee is entitled.

Section 3. Determination That Indemnification Is Proper; Presumptions.

(a)Any indemnification to which Indemnitee is entitled pursuant to Sections 1(a) or 1(b) of this Agreement shall (unless otherwise ordered by a court) be made by the Corporation unless a determination is made that indemnification of Indemnitee is not proper in the circumstances because Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action, suit or proceeding, Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful. Any such determination shall be made, (i) by a majority vote of the Disinterested Directors, even if less than a quorum, (ii) by a majority vote of a committee of Disinterested Directors designated by majority vote of Disinterested Directors, even if less than a quorum, (iii) by a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote on the matter, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the Proceeding in question, (iv) by Independent Legal Counsel, or (v) by a court of competent jurisdiction; provided, however, that if a Change in Control shall have occurred or indemnification is sought in connection with a Company Authorized Proceeding, an indemnification determination hereunder shall be made by Independent Legal Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee.

(b)In making any determination with respect to whether Indemnitee has acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action, suit or proceeding, Indemnitee had no reasonable cause to believe Indemnitee’s conduct was unlawful, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to Indemnification under this agreement unless clear and convincing evidence to the contrary is adduced.

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(c)The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of guilty, nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

(d)For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action was taken in good faith reliance on the records or books of account of the Corporation, including financial statements, or on information supplied to Indemnitee by the officers of the Corporation in the course of their duties, or on the advice of legal counsel for the Corporation or on information or records given or reports made to the Corporation by an independent certified public accountant or by an appraiser or other expert selected by the Corporation. The provisions of this Section 3(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have acted in good faith for purposes of any determination under this Agreement.

(e)A person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Agreement.

(f)The knowledge and/or actions, or failure to act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of the Corporation or any other enterprise shall not be imputed to Indemnitee for purposes of any determination made under this Agreement.

Section 4. Advance Payment of Expenses; Notification and Defense of Claim; Witness Expenses.

(a)Expenses incurred by Indemnitee in defending a threatened or pending civil, criminal, administrative or investigative action, suit or proceeding, or in connection with an action by Indemnitee pursuant to Section 5(b), shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding within thirty (30) days after receipt by the Corporation of (i) a statement or statements from Indemnitee requesting such advance or advances from time to time, and (ii) an executed undertaking by or on behalf of Indemnitee to repay such amount or amounts if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation for such Expenses. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment. Advances shall be unsecured and interest-free.

(b)Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee shall, if a claim for indemnity or advancement of Expenses is to be made against the Corporation hereunder, notify the Corporation of the commencement thereof; provided, however, that any failure to promptly notify the Corporation of the commencement of the action, suit or proceeding, or Indemnitee’s request for indemnification, will not relieve the Corporation from any liability that it may have to Indemnitee hereunder, except to the extent the Corporation is actually and materially prejudiced in its defense of such action, suit or proceeding as a result of such failure.

(c)In the event the Corporation shall be obligated pursuant to Section 4(a) to advance amounts of Expenses incurred by Indemnitee with respect to a Proceeding, the Corporation shall be entitled to assume the defense of such action, suit or proceeding, with counsel reasonably acceptable to Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that (1) Indemnitee shall have the right to employ Indemnitee’s own counsel in such Proceeding at Indemnitee’s expense and (2) if (i) the employment of separate counsel by Indemnitee has been previously authorized in writing by the Corporation, (ii) counsel to the Corporation or Indemnitee shall have reasonably concluded that there may be a conflict of interest or position, or reasonably believes that a conflict is likely to arise, between the Corporation and Indemnitee with respect to any significant issue in the conduct of any such defense or (iii) the Corporation shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Corporation, except as otherwise expressly provided by this Agreement. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Corporation or Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not settle any Proceeding (in whole or in part) as to which it has assumed the defense pursuant to this Section 4(c) in any manner which would impose any Expense, judgment, Liability or limitation on Indemnitee without Indemnitee’s prior written consent, such consent not to be unreasonably withheld.

(d)Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is, by reason of Indemnitee’s Corporate Status, made a witness in or otherwise subjected to non-party discovery or other process with respect to any action, suit, claim, counterclaim, cross claim, hearing, arbitration or other alternate dispute resolution mechanism, proceeding, or investigation (in each case, whether formal or informal, and whether civil, criminal, regulatory, administrative, arbitrative or investigatory) at a time when Indemnitee is not a party to such action, suit, claim, counterclaim, cross claim, hearing, arbitration or other alternate dispute resolution mechanism, proceeding, or

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investigation (in each case, whether formal or informal, and whether civil, criminal, regulatory, administrative, arbitrative or investigatory), the Corporation shall indemnify Indemnitee against all expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

Section 5. Procedure for Indemnification

(a)To obtain indemnification hereunder, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification. Indemnitee shall reasonably cooperate with the person, persons or entity making such determination with respect to Indemnitee’s entitlement to indemnification hereunder. Any expenses incurred by Indemnitee in so cooperating shall be borne by the Corporation (irrespective of the determination as to Indemnitee’s entitlement to indemnification with respect to the underlying Proceeding for which indemnification is being sought) and the Corporation shall indemnify and hold Indemnitee harmless therefrom.

(b)The Corporation’s determination whether to grant Indemnitee’s indemnification request shall be made promptly, and in any event within 60 days following receipt of a request for indemnification pursuant to Section 5(a). The right to indemnification as granted by Section 1 of this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or fails to respond within such 60-day period. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 4 hereof where the required undertaking, if any, has been received by the Corporation) that Indemnitee has failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action, suit or proceeding, Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, but the burden of proving such defense, by clear and convincing evidence, shall be on the Corporation. Neither (i) the failure of the Corporation (or its Board of Directors, one of its committees, its Independent Legal Counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of Indemnitee is proper in the circumstances because Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action, suit or proceeding, Indemnitee had no reasonable cause to believe Indemnitee’s conduct was unlawful, nor (ii) the fact that there has been an actual determination by the Corporation (or its Board of Directors, one of its committees, its Independent Legal Counsel, or its stockholders, as applicable) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has or has not met the applicable standard of conduct. The Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing Indemnitee’s right to indemnification, in whole or in part, in any such proceeding or otherwise shall also be indemnified by the Corporation.

(c)The Indemnitee shall be presumed to be entitled to indemnification under this Agreement upon submission of a request for indemnification pursuant to this Section 5, and the Corporation shall have the burden of proof in overcoming that presumption in reaching a determination contrary to that presumption. Such presumption shall be used as a basis for a determination of entitlement to indemnification unless the Corporation overcomes such presumption by clear and convincing evidence.

(d)If it is determined that Indemnitee is entitled to indemnification, payment shall be timely made after that determination.

(e)Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of any Proceeding.

Section 6. Insurance; Subrogation; Other Indemnitors.

(a)The Corporation hereby covenants and agrees to use commercially reasonable efforts to purchase and maintain Directors’ and Officers’ liability insurance (“D&O Insurance”) from established and reputable carriers in reasonable amounts on behalf of Indemnitee who is or was a director or officer of the Corporation, and may purchase and maintain insurance on behalf of Indemnitee who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against, and incurred by, Indemnitee or on Indemnitee’s behalf in any such capacity, or arising out of Indemnitee’s status as such, whether or not the Corporation would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement. Indemnitee shall be covered by the Corporation’s D&O Insurance in accordance with its or their terms to the maximum extent of the coverage available for any similarly-situated director or officer under such policy or policies. Upon written request by Indemnitee, the Corporation shall provide copies of all policies of D&O Insurance applicable to the Corporate Status of Indemnitee obtained and maintained in accordance with this Section 6(a).

(b)If the Corporation has such insurance in effect at the time the Corporation receives from Indemnitee any notice of the commencement of a Proceeding, the Corporation shall give prompt notice of the commencement of such Proceeding to the insurer(s) in

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accordance with the procedures set forth in the applicable policy or policies of insurance. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policy. The failure or refusal of any such insurer to pay any such amount shall not affect or impair the obligations of the Corporation under this Agreement.

(c)In the event of any payment by the Corporation under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any other party, including, without limitation, under any applicable policy of insurance and Indemnitee shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Corporation shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

(d)The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) if and to the extent of those amounts received by or on behalf of Indemnitee from any other third party, whether pursuant to any insurance policy, contract, agreement or otherwise.

Section 7. Certain Definitions. For purposes of this Agreement, the following definitions shall apply:

(a)The term “Change in Control” means a change in control of the Corporation occurring after the date hereof of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the “Act”), whether or not the Corporation is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if after the date hereof:

(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 15% or more of the outstanding shares entitled to vote generally in the election of directors without the prior approval of at least two- thirds of the members of the Board of Directors in office immediately prior to the time such person becomes such a beneficial owner; or

(ii)there occurs a proxy contest, or the Corporation is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or

(iii)during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason other than death or disability to constitute a majority of the Board of Directors then in office.

(b)The term “Corporate Status” means the status of or service by Indemnitee in the capacity of a director, officer, employee or agent of the Corporation or, at the request of the Corporation, as a director, officer, trustee, administrator, general partner, managing member, fiduciary, board of directors’ committee member, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise The term “Corporate Status” shall be broadly construed and shall include, without limitation, any actual or alleged act or omission to act in such capacity. For purposes of this Agreement, Indemnitee’s service shall be deemed to be “at the request of the Corporation” if such service is (i) with respect to any subsidiary of the Corporation, or (ii) as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; provided, however, that this list is intended to be illustrative not exhaustive and nothing contained herein shall serve to limit the circumstances under which Indemnitee may be deemed to be serving “at the request of the Corporation” for purposes of this Agreement.

(c)The term “Corporation” shall, in addition to AGILYSYS, INC., be defined for purposes hereunder to include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

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(d)The term “Disinterested Directors” means those directors who are not and were not parties to, or threatened to be made a party to, the Proceeding that is the subject of the deliberations in question.

(e)The term “Expenses” means all direct and indirect costs (including without limitation attorneys’ fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses) actually and reasonably incurred by or on behalf of Indemnitee in connection with (i) prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding or (ii) establishing, interpreting, defending or enforcing a right to indemnification under this Agreement, the Company’s By-laws, Section 145 of the General Corporation Law of the State of Delaware or otherwise. “Expenses” also shall include (1) amounts incurred in connection with any appeal resulting from any Proceeding, including the premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent; (2) any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (on a grossed up basis); and (3) any interest, assessments or other charges in respect of the foregoing. For purposes of this Agreement, the parties agree that the term “Expenses” in any instance shall be broadly construed, and that the above list is intended to be illustrative and not exhaustive and nothing contained therein shall serve to limit the possible scope of costs considered to be “Expenses” hereunder, provided, however, for the avoidance of doubt, “Expenses” shall not include any Liabilities.

(f)The term “Independent Legal Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither is, nor in the past five years has been, retained to represent: (i) the Corporation, the Indemnitee or one of the other directors of the Corporation in any matter material to any such party, or (ii) any other party to the action, suit or proceeding giving rise to a claim for indemnification hereunder. Independent Legal Counsel shall be selected by the Corporation, with the approval of Indemnitee, which approval will not be unreasonably withheld; provided, however, that Independent Legal Counsel shall be selected by Indemnitee, with the approval of the Board of Directors, which approval will not be unreasonably withheld (i) from and after the occurrence of a Change in Control, and (ii) in connection with an action, suit or proceeding by or in the right of the Corporation authorized or not disapproved by the Board of Directors alleging claims against Indemnitee that, if sustained, reasonably might give rise to a judgment for money damages of more than $1,000,000 and/or injunctive relief (“Company Authorized Proceeding”). The fees and costs of Independent Legal Counsel shall be paid by the Corporation.

(g)The term “Liabilities” means any direct or indirect payments, losses or liabilities of any type or nature whatsoever, including, without limitation, any judgments, fines (including any excise taxes assessed with respect to any employee benefit plan), penalties, third party attorneys’ fees, amounts paid in settlement, arbitration or mediation, or amounts forfeited or reimbursed (including all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing), arising out of or in connection with any Proceeding; provided, however, that “Liabilities” shall not include any Expenses.

(h)The term “Proceeding” means any threatened, pending or completed action, suit, claim, counterclaim, cross claim, hearing, arbitration or other alternate dispute resolution mechanism, proceeding, or investigation (in each case, whether formal or informal, and whether civil, criminal, regulatory, administrative, arbitrative or investigatory) commenced by or on behalf of a third party, a government agency, the Corporation, its Board of Directors, or a committee thereof, in which Indemnitee was, is or will be involved as a party, potential party, non-party witness or otherwise by reason of the Corporate Status of Indemnitee, or by reason of by reason of any action alleged to have been taken or omitted while serving in any Corporate Status, and, for purposes of clarity, shall include any demand or claim for contribution brought against Indemnitee by reason of Indemnitee’s Corporate Status by any director, officer, employee or agent of the Company, other than Indemnitee, based upon or alleging the joint liability of Indemnitee. For purposes of this Agreement, “Proceeding” shall also include any inquiry, hearing, written demand, or other circumstances that Indemnitee believes in good faith may lead to the institution or initiation of any of the aforementioned. For purposes of this Agreement, the term “Proceeding” in any instance shall be broadly construed to include all preparatory and procedural aspects thereof, including, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony or the collection, preservation or production of documents with respect to such Proceeding.

Section 8. Limitation on Indemnification. Notwithstanding any other provision herein to the contrary, the Corporation shall not be obligated pursuant to this Agreement:

(a)Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to an action, suit or proceeding (or part thereof) initiated by Indemnitee, except with respect to an action, suit or proceeding brought to establish or enforce a right to indemnification (which shall be governed by the provisions of Section 8(b) of this Agreement), unless such action, suit or proceeding (or part thereof) was authorized or consented to in writing by the Board of Directors of the Corporation;

(b)Action for Indemnification. To indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, unless Indemnitee is successful in establishing Indemnitee’s right to indemnification in such action, suit or proceeding, in whole or in part, or unless and to the extent that the court in such action, suit or proceeding shall determine that, despite

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Indemnitee’s failure to establish their right to indemnification, Indemnitee is entitled to indemnity for such expenses; provided, however, that nothing in this Section 8(b) is intended to limit the Corporation’s obligation with respect to the advancement of expenses to Indemnitee in connection with any such action, suit or proceeding instituted by Indemnitee to enforce or interpret this Agreement, as provided in Section 4 hereof, or to indemnify Indemnitee for expenses incurred by Indemnitee in the course of cooperating with the Corporation in the process for determining Indemnitee’s rights to indemnification, as provided in Section 5 hereof;

(c)Section 16 Violations. To indemnify Indemnitee on account of any Proceeding with respect to which final judgment is rendered against Indemnitee for payment or an accounting of profits arising from the purchase or sale by Indemnitee of securities subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute (the “Exchange Act”);

(d)Sarbanes-Oxley; Clawbacks. To indemnify Indemnitee for any reimbursement of the Corporation by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Corporation, as required in each case under the Exchange Act or applicable law (including without limitation (i) any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley

Act”) or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (ii) the payment to the Corporation of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act or (iii) any such recoupments or reimbursements that arise pursuant to any compensation recoupment or clawback policy adopted by the Board or any committee of the Board, including, but not limited to, any such policy adopted to comply with stock exchange listing requirements implementing Section 10D of the Exchange Act;);

(e)ERISA. To indemnify Indemnitee for amounts for which the Indemnitee may not be indemnified pursuant to Section 410(a) of ERISA;

(f)Non-compete and Non-disclosure. To indemnify Indemnitee in connection with Proceedings involving the enforcement of non-compete and/or non-disclosure agreements or the non-compete and/or non-disclosure provisions of employment, consulting or similar agreements the Indemnitee may be a party to with the Corporation, or any subsidiary of the Corporation or any other applicable foreign or domestic corporation, partnership, joint venture, trust or other enterprise, if any.

Section 9. Certain Settlement Provisions. Notwithstanding any other provision of this Agreement, the Corporation shall have no obligation to indemnify Indemnitee under this Agreement for amounts paid in settlement of any Proceeding undertaken without the Corporation’s prior written consent, which shall not be unreasonably withheld. The Corporation shall not settle any action, suit or proceeding in any manner that would impose any Expense, judgment, Liability, obligation or limitation on Indemnitee without Indemnitee’s prior written consent, such consent not to be unreasonably withheld.

Section 10. Savings Clause. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

Section 11. Contribution.

(a) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to Indemnitee in whole or in part, it is agreed that, in such event, the Corporation shall, to the fullest extent permitted by law and in lieu of indemnifying Indemnitee with respect thereto, contribute to the payment of Indemnitee’s Expenses and Liabilities incurred with respect to any Proceeding, in an amount that is just and equitable in the circumstances, in order to reflect

(a) the relative benefits received by the Corporation and Indemnitee, respectively, as a result of the event(s) and/or transaction(s) giving rise to such Proceeding; and/or (b) the relative fault of the Corporation (and its directors, officers, employees and agents other than Indemnitee) and Indemnitee, respectively, in connection with such event(s) and/or transaction(s), and taking into account, among other things, contributions by other directors and officers of the Corporation or others pursuant to indemnification agreements or otherwise; provided, that, without limiting the generality of the foregoing, such contribution shall not be required where such holding by the court is due to (i) the failure of Indemnitee to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any

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criminal action, suit or proceeding, Indemnitee had reasonable cause to believe Indemnitee’s conduct was unlawful, or (ii) any limitation on indemnification set forth in Section 6(d), 8 or 9 hereof.

Section 12. Form and Delivery of Communications. Any notice, request or other communication required or permitted to be given to the parties under this Agreement shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice):

If to the Corporation:

Agilysys, Inc.

1000 Windward Concourse, Suite 250

Alpharetta, Georgia   30005 Facsimile:      E-mail:      Attention:

If to Indemnitee, at the address set forth on the signature page hereto.

Section 13. Subsequent Legislation. If the General Corporation Law of Delaware is amended after adoption of this Agreement to expand further the indemnification permitted to directors or officers, then the Corporation shall indemnify Indemnitee to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 14. Nonexclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may have under any provision of law, the Corporation’s Certificate of Incorporation or By-laws, in any court in which a proceeding is brought, the vote of the Corporation’s stockholders or disinterested directors, other agreements or otherwise, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of Indemnitee. No amendment or alteration of the Corporation’s Certificate of Incorporation or By-laws or any other agreement shall adversely affect the rights provided to Indemnitee under this Agreement.

Section 15. Enforcement. The Corporation shall be precluded from asserting in any judicial proceeding that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation agrees that its execution of this Agreement shall constitute a stipulation by which it shall be irrevocably bound in any court of competent jurisdiction in which a proceeding by Indemnitee for enforcement of his rights hereunder shall have been commenced, continued or appealed, that its obligations set forth in this Agreement are unique and special, and that failure of the Corporation to comply with the provisions of this Agreement will cause irreparable and irremediable injury to Indemnitee, for which a remedy at law will be inadequate. As a result, in addition to any other right or remedy Indemnitee may have at law or in equity with respect to breach of this Agreement, Indemnitee shall be entitled to injunctive or mandatory relief directing specific performance by the Corporation of its obligations under this Agreement.

Section 16. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

Section 17. Entire Agreement. This Agreement and the documents expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

Section 18. Term. The rights provided by, or granted pursuant to, this Agreement shall continue as to Indemnitee after he or she has terminated his or her Corporate Status and shall continue until the latest of (i) the expiration of any relevant statutes of limitation or repose applicable to any matters for which Indemnitee may seek indemnification hereunder, and (ii) the final disposition, not subject to further appeal, of any Proceeding, and (iii) the final disposition, not subject to further appeal, of any action by Indemnitee to enforce his or her rights hereunder pursuant to Section 5(b) of this Agreement or otherwise.

Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

Section 20. Successor and Assigns. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors, assigns, heirs, executors, administrators and legal representatives. The Corporation shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, by written agreement in form and substance reasonably satisfactory to Indemnitee,

8

expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

Section 21. Service of Process and Venue. For purposes of any claims or proceedings to enforce this agreement, the Corporation consents to the jurisdiction and venue of any federal or state court of competent jurisdiction in the state of Delaware, and waives and agrees not to raise any defense that any such court is an inconvenient forum or any similar claim.

Section 22. Supersedes Prior Agreement. This Agreement supersedes any prior understandings or agreements between Indemnitee and the Corporation or its predecessors with respect to the subject matter hereof.

Section 23. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If a court of competent jurisdiction shall make a final determination that the provisions of the law of any state other than Delaware govern indemnification by the Corporation of its officers and directors, then the indemnification provided under this Agreement shall in all instances be enforceable to the fullest extent permitted under such law, notwithstanding any provision of this Agreement to the contrary.

Section 24. Employment Rights. Nothing in this Agreement is intended to create in Indemnitee any right to employment or continued employment.

Section 25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, notwithstanding that both parties are not signatories to the original or same counterpart.

Section 26. Headings. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

9

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered to be effective as of the date first above written.

AGILYSYS, INC.

By:
Name:
Title:

INDEMNITEE

Name:
Address:

Facsimile:
E-mail:

With a copy to:
Address:

Facsimile:
E-mail:
Attention:

10

ENDORSEMENT_LINE______________  SACKPACK_____________     MR A  SAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6    MMMMMMMMM    Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.    MMMMMMMMMMMMMMM  C123456789    000000000.000000 ext  000000000.000000 ext  000000000.000000 ext  000000000.000000 ext  000000000.000000 ext  000000000.000000 ext    Your vote matters – here’s how to vote!   You may vote online or by phone instead of mailing this card.    Votes submitted electronicallymust be  received by 1:00 a.m., Eastern Time, on  November 18,  2021   Online  Go to www.investorvote.com/AGYS or scan  the QR code — login details are located in  the shaded bar below.   Phone   Call toll free 1-800-652-VOTE (8683) within  the USA, US territories and Canada   Save paper, time and money!  Sign up for electronic delivery at  www.investorvote.com/AGYS   2021 Annual Meeting Proxy Card 1234 5678 9012 345 •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 –5.A  1. Election of Directors:  +  01 -Donald A. Colvin 02 -Dana Jones 03 -Jerry Jones  04 -Michael A. Kaufman 05 -Melvin L. Keating 06 -John Mutch  07 -Ramesh Srinivasan    Mark here to vote FOR all nominees    Mark here to WITHHOLD vote from all nominees   01 02 03 04050607   For All EXCEPT -To withhold a vote for one or more nominees, mark the   box to the left and the corresponding numbered box(es) to the right.    For Against Abstain For Against Abstain    3. Approval of the exclusive forum provision of our proposed Delaware 2. Approval of the Company’s reincorporation from the State of  Certificate of Incorporation.  Ohio to the State of Delaware    For Against Abstain For Against Abstain    5. Ratification of the appointment of Grant Thornton LLP as our  of our named executive officers set forth in the attached  4. Approval, on a non-binding advisory basis, of the compensation  independent registered public accounting firm for the fiscal  Proxy Statement year ending March 31, 2022    In their discretion, the proxies are authorized to vote upon  such other business as may properly come before the Annual  Meeting or any adjournments thereof   Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B  Pleasesignexactlyasname(s)appears hereon. Joint owners shouldeach sign. When signing as attorney, executor, administrator, corporate officer,trustee, guardian, or custodian, please give fulltitle.  Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.    MR A  SAMPLE (THIS AREA  IS SET  UP  TO ACCOMMODATE    C  1234567890  J  N  T    140 CHARACTERS) MR A  SAMPLE AND MR A SAMPLE AND  MR A  SAMPLE AND MR A  SAMPLE AND MR A  SAMPLE AND  1UPX  507876  MR A  SAMPLE AND MR A  SAMPLE AND MR A  SAMPLE AND

MMMMMMM  +    03H6HA    Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.  The material is available at: www.agilysys.com/en/company/investor-relations    Small steps make an impact.   Help the environment by consenting to receive electronic  delivery, sign up at www.investorvote.com/AGYS    •  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. •    Agilysys, Inc.   +    Notice of 2021 Annual Meeting of Shareholders  Proxy Solicited by Board of Directors for Annual Meeting —November 18, 2021    Kyle Badger and Ramesh Srinivasan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the�  undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Agilysys, Inc. to be�  held on November 18, 2021 or at any postponement or adjournment thereof.   Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR�  the election of the Board of Directors and FOR items 2-5.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.  (Items to be voted appear on reverse side)   Non-Voting Items C  Change of Address — Please print new address below. Comments — Please print your comments below.   +